UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Balanced Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Balanced - Initial Class	38.60%	3.35%	2.33%
VIP Balanced - Service Class A	38.36%	3.23%	2.22%
VIP Balanced - Service Class 2 B	38.32%	3.11%	2.07%
VIP Balanced - Investor ClassC	38.45%	3.25%	2.28%

A Performance of Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. financial markets experienced one of their most abrupt turnarounds ever in 2009. Equities sustained significant declines in the first quarter, as fallout from the global financial crisis continued. Companies initially hurt by the collapse of the housing market, fading consumer confidence, weak corporate earnings and evaporating credit began to show improvement in March after both sharp cost-cutting and unprecedented government intervention began to take hold. From March 9 through the end of the year, a roughly 65% rise in the Standard & Poor's 500SM Index wiped out the period's earlier losses and netted a gain of 26.46% by December 31, 2009 - the best calendar-year advance for the index since 2003. The Dow Jones U.S. Total Stock Market IndexSM - the broadest gauge of U.S. stocks - climbed 28.57%, while the Dow Jones Industrial AverageSM rose 22.68% for the period. The return-to-risk theme also was present in fixed-income markets, with higher-yielding bonds posting the strongest results. The BofA Merrill Lynch US High Yield Constrained IndexSM was up 58.10% for the year. The broad investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%, restrained by weakness in government securities.

Comments from Lawrence Rakers and Ford O'Neil, Co-Portfolio Managers of VIP Balanced Portfolio: During the past year, the fund more than doubled the 18.40% return of the Fidelity Balanced 60/40 Composite Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the Composite index, overweighting stocks and underweighting investment-grade bonds helped performance, as did a small out-of-index position in high-yield bonds. Within the stock subportfolio, all 10 market sectors added value, with favorable stock selection being far and away the most important driver of our outperformance. Energy, materials, consumer discretionary, consumer staples, industrials and health care were the most noteworthy contributors. At the stock level, a negligible position in energy heavyweight Exxon Mobil, a major component of the subportfolio's benchmark, aided performance given that stock's lackluster performance. The fund no longer held Exxon Mobil at period end. Overweighting drilling-rig maker National Oilwell Varco worked out well against the backdrop of rising crude oil prices and firming global economic activity. Other contributors included an out-of-index position in Norwegian holding Marine Harvest, the world's biggest producer of farm-raised salmon, and commercial real estate services provider CB Richard Ellis Group. On the negative side, underweighted positions in two strong-performing technology stocks - consumer electronics and computer maker Apple and software kingpin Microsoft - detracted from our results, as did an out-of-index position in Delta Air Lines. In the investment-grade bond subportfolio - represented by VIP Investment Grade Central Fund - both strong security selection and favorable asset allocation aided our results. Security selection especially helped within corporates, led by the financials, utilities and energy sectors. Moreover, underweighting Treasuries, agencies and mortgage-backed securities, as well as overweighting corporates, asset-backed securities and CMBS (commercial mortgage-backed securities), all were rewarding decisions. Lastly, the subportfolio benefited from an out-of-benchmark stake in Treasury Inflation-Protected Securities (TIPS), which outperformed plain-vanilla Treasuries amid growing concerns about the inflationary implications of the federal government's stimulative monetary and fiscal policies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.55%
Actual		$ 1,000.00	$ 1,216.70	$ 3.07
HypotheticalA		$ 1,000.00	$ 1,022.43	$ 2.80
Service Class	.68%
Actual		$ 1,000.00	$ 1,215.20	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class 2.80%
Actual		$ 1,000.00	$ 1,215.70	$ 4.47
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Investor Class	.64%
Actual		$ 1,000.00	$ 1,215.80	$ 3.57
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of its investments in each Fidelity Central Fund.

Top Five Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	1.7	1.7
Pfizer, Inc.	1.4	1.1
JPMorgan Chase & Co.	1.4	1.3
Bank of America Corp.	1.1	1.5
PNC Financial Services Group, Inc.	1.1	0.8
	6.7
Top Five Bond Issuers as of December 31, 2009
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	7.6	5.0
Fannie Mae	6.5	8.2
Freddie Mac	0.6	1.2
JPMorgan Chase Commercial Mortgage Securities Trust	0.3	0.5
Morgan Stanley	0.2	0.3
	15.2
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.3	15.1
Information Technology	12.6	12.3
Energy	9.4	9.8
Health Care	9.2	9.0
Consumer Discretionary	8.2	9.2
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 68.8%		Stocks 67.0%
	Bonds 29.2%		Bonds 30.7%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 1.7%
	Other Investments 0.0%		Other Investments 0.6%
* Foreign investments	12.7%	** Foreign investments	10.2%

Percentages are adjusted for the effect of futures and swap contracts, if applicable.

A holdings list for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 67.9%
	Shares	Value
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.4%
BorgWarner, Inc.	18,600	$ 617,892
Johnson Controls, Inc.	72,108	1,964,222
Stoneridge, Inc. (a)	112,944	1,017,625
The Goodyear Tire & Rubber Co. (a)	140,300	1,978,230
TRW Automotive Holdings Corp. (a)	50,900	1,215,492
		6,793,461
Automobiles - 0.4%
Fiat SpA (a)	69,400	1,018,404
Harley-Davidson, Inc.	26,792	675,158
Mazda Motor Corp. (a)	199,000	457,807
Thor Industries, Inc.	77,000	2,417,800
Winnebago Industries, Inc. (a)	75,242	917,952
		5,487,121
Diversified Consumer Services - 0.3%
Apollo Group, Inc. Class A (non-vtg.) (a)	13,600	823,888
Carriage Services, Inc. (a)	24,247	95,291
Regis Corp.	25,751	400,943
Service Corp. International	157,300	1,288,287
Stewart Enterprises, Inc. Class A	305,012	1,570,812
		4,179,221
Hotels, Restaurants & Leisure - 1.1%
Brinker International, Inc.	152,058	2,268,705
DineEquity, Inc. (a)(d)	104,802	2,545,641
NH Hoteles SA (a)	134,175	714,581
O'Charleys, Inc. (a)	73,200	479,460
Red Robin Gourmet Burgers, Inc. (a)	21,200	379,480
Sol Melia SA	60,968	514,981
Sonic Corp. (a)	153,400	1,544,738
Starwood Hotels & Resorts Worldwide, Inc.	82,400	3,013,368
WMS Industries, Inc. (a)	9,400	376,000
Wyndham Worldwide Corp.	300,300	6,057,051
		17,894,005
Household Durables - 0.7%
Black & Decker Corp.	17,600	1,141,008
Hooker Furniture Corp.	46,903	580,190
M.D.C. Holdings, Inc.	19,600	608,384
Mohawk Industries, Inc. (a)	54,000	2,570,400
Newell Rubbermaid, Inc.	73,900	1,109,239
Pulte Homes, Inc.	136,655	1,366,550
Stanley Furniture Co., Inc.	32,000	324,800
Whirlpool Corp.	43,000	3,468,380
		11,168,951
Media - 1.8%
Cablevision Systems Corp. - NY Group Class A	72,100	1,861,622
CC Media Holdings, Inc. Class A (a)	100,000	310,000
Comcast Corp.:
Class A	7,233	121,948
Class A (special) (non-vtg.)	77,901	1,247,195

	Shares	Value
DIRECTV (a)	179,062	$ 5,971,718
DISH Network Corp. Class A	127,039	2,638,600
Informa PLC	234,087	1,210,623
Lamar Advertising Co. Class A (a)(d)	77,920	2,422,533
Liberty Media Corp. Starz Series A (a)	34,403	1,587,708
McGraw-Hill Companies, Inc.	61,300	2,054,163
The Walt Disney Co.	65,940	2,126,565
Time Warner Cable, Inc.	110,728	4,583,032
United Business Media Ltd.	85,000	637,959
Viacom, Inc. Class B (non-vtg.) (a)	66,244	1,969,434
		28,743,100
Multiline Retail - 0.3%
Target Corp.	85,026	4,112,708
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	70,900	2,870,032
Asbury Automotive Group, Inc. (a)	60,700	699,871
Best Buy Co., Inc.	29,843	1,177,605
Big 5 Sporting Goods Corp.	65,500	1,125,290
Cabela's, Inc. Class A (a)(d)	40,200	573,252
Carphone Warehouse Group PLC	190,113	577,018
Casual Male Retail Group, Inc. (a)	337,700	786,841
Gymboree Corp. (a)	22,600	982,874
Home Depot, Inc.	52,300	1,513,039
Lowe's Companies, Inc.	297,700	6,963,203
Lumber Liquidators, Inc. (a)	32,499	870,973
MarineMax, Inc. (a)	64,700	594,593
OfficeMax, Inc. (a)	110,200	1,398,438
RadioShack Corp.	36,200	705,900
Sally Beauty Holdings, Inc. (a)	168,825	1,291,511
Staples, Inc.	144,000	3,540,960
The Children's Place Retail Stores, Inc. (a)	35,386	1,168,092
Zale Corp. (a)	33,005	89,774
		26,929,266
Textiles, Apparel & Luxury Goods - 0.1%
American Apparel, Inc. (a)(d)	206,536	640,262
Bosideng International Holdings Ltd.	220,000	49,032
Iconix Brand Group, Inc. (a)	43,000	543,950
Steven Madden Ltd. (a)	6,600	272,184
		1,505,428
TOTAL CONSUMER DISCRETIONARY		106,813,261
CONSUMER STAPLES - 6.5%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	86,175	4,490,140
Carlsberg AS Series B	19,300	1,425,765
Coca-Cola Enterprises, Inc.	111,500	2,363,800
Dr Pepper Snapple Group, Inc.	38,596	1,092,267
Fomento Economico Mexicano SAB de CV sponsored ADR	29,600	1,417,248
Molson Coors Brewing Co. Class B	15,500	699,980
Pernod-Ricard SA	510	43,743
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Remy Cointreau SA	7,200	$ 367,012
The Coca-Cola Co.	254,601	14,512,257
		26,412,212
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	231,774	7,465,441
Kroger Co.	106,800	2,192,604
PriceSmart, Inc.	55,635	1,137,179
Safeway, Inc.	57,900	1,232,691
Wal-Mart Stores, Inc.	180,480	9,646,656
Walgreen Co.	62,421	2,292,099
Winn-Dixie Stores, Inc. (a)	232,631	2,335,615
		26,302,285
Food Products - 1.6%
Bunge Ltd.	27,380	1,747,665
Calavo Growers, Inc.	44,468	755,956
Cermaq ASA (a)	1,900	18,358
Corn Products International, Inc.	33,638	983,239
Danone	19,690	1,207,343
Kellogg Co.	21,472	1,142,310
Leroy Seafood Group ASA	64,150	1,162,148
M. Dias Branco SA	1,600	38,554
Marine Harvest ASA (a)	8,210,000	5,993,238
Nestle SA (Reg.)	57,162	2,771,290
Ralcorp Holdings, Inc. (a)	23,500	1,403,185
Smithfield Foods, Inc. (a)(d)	175,211	2,661,455
Tingyi (Cayman Island) Holding Corp.	298,000	737,372
Tyson Foods, Inc. Class A	298,063	3,657,233
Unilever NV (Certificaten Van Aandelen) unit	56,500	1,840,207
		26,119,553
Household Products - 0.4%
Energizer Holdings, Inc. (a)	28,700	1,758,736
Hypermarcas SA (a)	26,900	607,295
Procter & Gamble Co.	78,500	4,759,455
		7,125,486
Personal Products - 0.5%
Avon Products, Inc.	90,287	2,844,041
BaWang International (Group) Holding Ltd.	951,000	658,511
Hengan International Group Co. Ltd.	185,000	1,369,732
Herbalife Ltd.	11,100	450,327
NBTY, Inc. (a)	51,025	2,221,629
		7,544,240
Tobacco - 0.6%
Imperial Tobacco Group PLC	13,696	433,842
Japan Tobacco, Inc.	159	537,122

	Shares	Value
Lorillard, Inc.	27,612	$ 2,215,311
Philip Morris International, Inc.	118,485	5,709,792
		8,896,067
TOTAL CONSUMER STAPLES		102,399,843
ENERGY - 8.0%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	46,900	1,898,512
BJ Services Co.	72,774	1,353,596
Global Industries Ltd. (a)	182,250	1,299,443
Halliburton Co.	104,700	3,150,423
Helix Energy Solutions Group, Inc. (a)	70,300	826,025
Nabors Industries Ltd. (a)	78,400	1,716,176
National Oilwell Varco, Inc.	201,282	8,874,523
Noble Corp.	49,500	2,014,650
Parker Drilling Co. (a)	111,787	553,346
Patterson-UTI Energy, Inc.	30,400	466,640
Pride International, Inc. (a)	56,873	1,814,817
Schlumberger Ltd.	67,659	4,403,924
Scorpion Offshore Ltd. (a)	315,000	1,326,098
Seahawk Drilling, Inc. (a)	25,537	575,604
Smith International, Inc.	35,493	964,345
Superior Well Services, Inc. (a)	32,621	465,175
Union Drilling, Inc. (a)	97,229	607,681
Weatherford International Ltd. (a)	439,598	7,873,200
		40,184,178
Oil, Gas & Consumable Fuels - 5.4%
Alpha Natural Resources, Inc. (a)	26,650	1,156,077
Anadarko Petroleum Corp.	4,400	274,648
Arch Coal, Inc.	169,512	3,771,642
Arena Resources, Inc. (a)	11,900	513,128
Berry Petroleum Co. Class A	81,900	2,387,385
Brigham Exploration Co. (a)	258,299	3,499,951
Cabot Oil & Gas Corp.	21,700	945,903
Chesapeake Energy Corp.	157,295	4,070,795
Cimarex Energy Co.	23,100	1,223,607
Cloud Peak Energy, Inc.	47,000	684,320
Compton Petroleum Corp. (a)	309,300	276,726
Concho Resources, Inc. (a)	34,405	1,544,785
Denbury Resources, Inc. (a)	132,110	1,955,228
Ellora Energy, Inc. (a)(e)	30,267	217,703
EOG Resources, Inc.	32,800	3,191,440
EXCO Resources, Inc.	146,682	3,114,059
Hess Corp.	36,918	2,233,539
Holly Corp.	43,200	1,107,216
InterOil Corp. (a)	10,500	806,505
Iteration Energy Ltd. (a)	115,300	132,787
Keyera Facilities Income Fund	47,666	1,110,158
Lukoil Oil Co. sponsored ADR	11,344	639,802
Niko Resources Ltd.	13,400	1,254,995
Northern Oil & Gas, Inc. (a)(d)	173,775	2,057,496
Occidental Petroleum Corp.	51,700	4,205,795
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
OPTI Canada, Inc. (a)	748,100	$ 1,445,432
OPTI Canada, Inc. (a)(e)	358,000	691,705
PetroBakken Energy Ltd. Class A	72,865	2,242,160
Petrohawk Energy Corp. (a)	421,787	10,118,670
Petroleo Brasileiro SA - Petrobras sponsored ADR	12,100	576,928
Plains Exploration & Production Co. (a)	191,282	5,290,860
Range Resources Corp.	75,050	3,741,243
Rosetta Resources, Inc. (a)	73,948	1,473,784
SandRidge Energy, Inc. (a)(d)	394,411	3,719,296
Southwestern Energy Co. (a)	116,100	5,596,020
Suncor Energy, Inc.	92,480	3,275,287
Venoco, Inc. (a)	115,887	1,511,166
Whiting Petroleum Corp. (a)	7,688	549,308
XTO Energy, Inc.	33,700	1,568,061
		84,175,610
TOTAL ENERGY		124,359,788
FINANCIALS - 11.3%
Capital Markets - 1.0%
AllianceBernstein Holding LP	35,700	1,003,170
Bank of New York Mellon Corp.	54,100	1,513,177
Bank Sarasin & Co. Ltd. Series B (Reg.)	26,869	1,014,610
Charles Schwab Corp.	126,501	2,380,749
GCA Savvian Group Corp.	268	284,940
Janus Capital Group, Inc.	88,000	1,183,600
Morgan Stanley	206,856	6,122,938
Nomura Holdings, Inc.	64,100	476,921
Northern Trust Corp.	25,779	1,350,820
optionsXpress Holdings, Inc.	8,007	123,708
Schroders PLC	4,400	94,577
		15,549,210
Commercial Banks - 3.8%
Associated Banc-Corp.	127,045	1,398,765
CapitalSource, Inc.	777,200	3,085,484
Huntington Bancshares, Inc.	341,400	1,246,110
Mitsubishi UFJ Financial Group, Inc.	799,900	3,942,040
PNC Financial Services Group, Inc.	314,155	16,584,242
Regions Financial Corp.	149,100	788,739
SVB Financial Group (a)	41,993	1,750,688
U.S. Bancorp, Delaware	52,087	1,172,478
Wells Fargo & Co.	972,159	26,238,568
Wilmington Trust Corp., Delaware	289,954	3,578,032
		59,785,146
Consumer Finance - 0.3%
Capital One Financial Corp.	48,100	1,844,154

	Shares	Value
Discover Financial Services	130,381	$ 1,917,905
ORIX Corp.	16,620	1,132,108
		4,894,167
Diversified Financial Services - 3.4%
Bank of America Corp.	1,185,746	17,857,335
CME Group, Inc.	9,500	3,191,525
Deutsche Boerse AG	15,019	1,247,113
JPMorgan Chase & Co.	507,800	21,160,026
Moody's Corp. (d)	82,400	2,208,320
PICO Holdings, Inc. (a)	246,896	8,080,906
		53,745,225
Insurance - 1.2%
ACE Ltd.	27,700	1,396,080
Assured Guaranty Ltd.	64,010	1,392,858
Conseco, Inc. (a)	76,700	383,500
Endurance Specialty Holdings Ltd.	31,100	1,157,853
Everest Re Group Ltd.	19,700	1,687,896
Genworth Financial, Inc. Class A (a)	237,900	2,700,165
Lincoln National Corp.	120,300	2,993,064
Loews Corp.	28,500	1,035,975
Maiden Holdings Ltd. (e)	19,000	139,080
MBIA, Inc. (a)(d)	195,800	779,284
MetLife, Inc.	19,559	691,411
Platinum Underwriters Holdings Ltd.	24,800	949,592
Protective Life Corp.	76,000	1,257,800
The First American Corp.	12,600	417,186
Validus Holdings Ltd.	36,500	983,310
XL Capital Ltd. Class A	38,500	705,705
		18,670,759
Real Estate Investment Trusts - 0.7%
British Land Co. PLC	36,539	283,452
CapitaCommercial Trust (REIT)	155,000	129,066
CBL & Associates Properties, Inc.	89,211	862,670
Developers Diversified Realty Corp.	42,018	389,087
Duke Realty LP	41,600	506,272
Franklin Street Properties Corp.	11,000	160,710
Kite Realty Group Trust	16,200	65,934
ProLogis Trust	166,100	2,273,909
Segro PLC	98,600	549,128
SL Green Realty Corp.	43,710	2,195,990
The Macerich Co.	18,864	678,161
U-Store-It Trust	77,294	565,792
Vornado Realty Trust	17,940	1,254,724
		9,914,895
Real Estate Management & Development - 0.9%
Allgreen Properties Ltd.	314,000	274,870
Avatar Holdings, Inc. (a)	9,291	158,040
Capital & Regional PLC (a)	297,146	164,480
CB Richard Ellis Group, Inc. Class A (a)	627,672	8,517,509
Forest City Enterprises, Inc. Class A	23,500	276,830
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Iguatemi Empresa de Shopping Centers SA	59,100	$ 1,101,979
Jones Lang LaSalle, Inc.	38,588	2,330,715
Kenedix, Inc. (a)	1,566	506,970
Unite Group PLC (a)	246,806	1,194,632
		14,526,025
Thrifts & Mortgage Finance - 0.0%
Ocwen Financial Corp. (a)	33,309	318,767
Washington Mutual, Inc. (a)	101,600	14,173
		332,940
TOTAL FINANCIALS		177,418,367
HEALTH CARE - 8.7%
Biotechnology - 1.5%
Alexion Pharmaceuticals, Inc. (a)	17,700	864,114
Amgen, Inc. (a)	100,700	5,696,599
Amylin Pharmaceuticals, Inc. (a)	41,273	585,664
Biogen Idec, Inc. (a)	26,800	1,433,800
China Biologic Products, Inc. (a)	13,300	159,733
Clinical Data, Inc. (a)	68,220	1,245,697
Dendreon Corp. (a)	55,100	1,448,028
DUSA Pharmaceuticals, Inc. (a)	54,481	83,901
Genzyme Corp. (a)	28,583	1,400,853
Human Genome Sciences, Inc. (a)	91,900	2,812,140
ImmunoGen, Inc. (a)	6,700	52,662
Incyte Corp. (a)	33,100	301,541
Maxygen, Inc. (a)	54,858	334,085
Micromet, Inc. (a)	61,400	408,924
OREXIGEN Therapeutics, Inc. (a)(d)	158,249	1,177,373
Protalix BioTherapeutics, Inc. (a)(d)	123,932	820,430
Rigel Pharmaceuticals, Inc. (a)	94,900	902,499
Theravance, Inc. (a)	187,519	2,450,873
United Therapeutics Corp. (a)	34,800	1,832,220
		24,011,136
Health Care Equipment & Supplies - 1.3%
Beckman Coulter, Inc.	4,400	287,936
C. R. Bard, Inc.	30,840	2,402,436
Covidien PLC	110,123	5,273,790
ev3, Inc. (a)	78,945	1,053,126
Inverness Medical Innovations, Inc. (a)	43,624	1,810,832
Nobel Biocare Holding AG (Switzerland)	30,931	1,038,949
Orthofix International NV (a)	42,981	1,331,122
Orthovita, Inc. (a)	149,500	524,745
Sonova Holding AG	17,480	2,118,634
St. Jude Medical, Inc. (a)	25,500	937,890
Stryker Corp.	36,500	1,838,505
William Demant Holding AS (a)	15,800	1,193,044
Wright Medical Group, Inc. (a)	59,107	1,120,078
		20,931,087

	Shares	Value
Health Care Providers & Services - 2.4%
Aetna, Inc.	94,467	$ 2,994,604
Brookdale Senior Living, Inc. (a)	152,544	2,774,775
CIGNA Corp.	255,620	9,015,717
Community Health Systems, Inc. (a)	38,100	1,356,360
DaVita, Inc. (a)	8,800	516,912
Emeritus Corp. (a)	19,722	369,788
Express Scripts, Inc. (a)	55,000	4,754,750
Health Net, Inc. (a)	8,700	202,623
Henry Schein, Inc. (a)	21,533	1,132,636
McKesson Corp.	24,600	1,537,500
Medco Health Solutions, Inc. (a)	66,700	4,262,797
Quest Diagnostics, Inc.	38,100	2,300,478
Triple-S Management Corp. (a)	46,526	818,858
UnitedHealth Group, Inc.	91,006	2,773,863
Universal Health Services, Inc. Class B	79,266	2,417,613
VCA Antech, Inc. (a)	26,500	660,380
		37,889,654
Life Sciences Tools & Services - 0.2%
Life Technologies Corp. (a)	29,900	1,561,677
Thermo Fisher Scientific, Inc. (a)	21,898	1,044,316
		2,605,993
Pharmaceuticals - 3.3%
Abbott Laboratories	15,890	857,901
Allergan, Inc.	36,042	2,271,006
Ardea Biosciences, Inc. (a)	81,900	1,146,600
Cadence Pharmaceuticals, Inc. (a)	176,055	1,702,452
Merck & Co., Inc.	396,885	14,502,178
Novartis AG sponsored ADR	25,400	1,382,522
Novo Nordisk AS Series B	21,219	1,355,260
Pfizer, Inc.	1,177,575	21,420,089
Pronova BioPharma ASA (a)	231,700	703,581
Sanofi-Aventis	34,589	2,716,573
Teva Pharmaceutical Industries Ltd. sponsored ADR	37,200	2,089,896
ViroPharma, Inc. (a)	112,900	947,231
XenoPort, Inc. (a)	15,489	287,476
		51,382,765
TOTAL HEALTH CARE		136,820,635
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc. (a)	7,704	680,032
Chemring Group PLC	25,400	1,205,645
GeoEye, Inc. (a)	81,278	2,266,031
Heico Corp. Class A	8,297	298,360
Honeywell International, Inc.	51,500	2,018,800
LMI Aerospace, Inc. (a)	63,103	839,270
Orbital Sciences Corp. (a)	87,350	1,332,961
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Precision Castparts Corp.	23,631	$ 2,607,681
Raytheon Co.	45,914	2,365,489
Raytheon Co. warrants 6/16/11 (a)	200	2,900
United Technologies Corp.	119,057	8,263,746
		21,880,915
Airlines - 0.2%
Delta Air Lines, Inc. (a)	230,166	2,619,289
Southwest Airlines Co.	83,450	953,834
		3,573,123
Building Products - 0.3%
Masco Corp.	177,800	2,455,418
Owens Corning (a)	85,200	2,184,528
USG Corp. (a)	21,500	302,075
		4,942,021
Commercial Services & Supplies - 0.6%
Casella Waste Systems, Inc. Class A (a)	51,734	207,971
Clean Harbors, Inc. (a)	27,300	1,627,353
Consolidated Graphics, Inc. (a)	12,084	423,182
R.R. Donnelley & Sons Co.	145,203	3,233,671
Republic Services, Inc.	77,795	2,202,376
The Brink's Co.	40,900	995,506
		8,690,059
Construction & Engineering - 0.3%
Fluor Corp.	26,422	1,190,047
Great Lakes Dredge & Dock Corp.	247,497	1,603,781
Jacobs Engineering Group, Inc. (a)	28,700	1,079,407
MYR Group, Inc. (a)	38,304	692,536
		4,565,771
Electrical Equipment - 0.7%
AMETEK, Inc.	28,300	1,082,192
Cooper Industries PLC Class A	61,065	2,603,812
First Solar, Inc. (a)	8,200	1,110,280
Prysmian SpA	64,000	1,116,916
Renewable Energy Corp. AS (a)(d)	229,493	1,771,894
Schneider Electric SA	12,794	1,497,926
SunPower Corp. Class B (a)	41,726	874,160
		10,057,180
Industrial Conglomerates - 0.5%
Koninklijke Philips Electronics NV	84,300	2,488,550
Rheinmetall AG	31,000	1,985,613
Textron, Inc.	205,328	3,862,220
		8,336,383
Machinery - 1.4%
Briggs & Stratton Corp.	62,762	1,174,277
Bucyrus International, Inc. Class A	6,649	374,804
Columbus McKinnon Corp. (NY Shares) (a)	43,803	598,349
Cummins, Inc.	88,800	4,072,368
Danaher Corp.	27,200	2,045,440

	Shares	Value
Gardner Denver, Inc.	19,800	$ 842,490
Ingersoll-Rand Co. Ltd.	70,300	2,512,522
JTEKT Corp.	91,500	1,177,417
Navistar International Corp. (a)	110,400	4,266,960
The Stanley Works	22,300	1,148,673
Timken Co.	60,296	1,429,618
Trinity Industries, Inc.	51,900	905,136
Vallourec SA	10,200	1,855,290
		22,403,344
Professional Services - 0.3%
Equifax, Inc.	18,700	577,643
Manpower, Inc.	11,086	605,074
Monster Worldwide, Inc. (a)	76,800	1,336,320
Randstad Holdings NV (a)	6,574	328,467
Robert Half International, Inc.	55,200	1,475,496
		4,323,000
Road & Rail - 1.4%
Arkansas Best Corp.	48,700	1,433,241
Avis Budget Group, Inc. (a)	147,400	1,933,888
Con-way, Inc.	29,700	1,036,827
CSX Corp.	99,500	4,824,755
Knight Transportation, Inc.	37,800	729,162
Norfolk Southern Corp.	41,200	2,159,704
Saia, Inc. (a)	71,065	1,053,183
Saia, Inc. (a)(h)	45,580	607,946
Union Pacific Corp.	103,700	6,626,430
Universal Truckload Services, Inc.	117,916	2,134,280
		22,539,416
Trading Companies & Distributors - 0.0%
Wolseley PLC (a)	22,549	454,439
TOTAL INDUSTRIALS		111,765,651
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.0%
Adtran, Inc.	66,628	1,502,461
Cisco Systems, Inc. (a)	676,300	16,190,622
Comverse Technology, Inc. (a)	191,600	1,810,620
Harris Stratex Networks, Inc. Class A (a)	61,338	423,846
Infinera Corp. (a)	137,945	1,223,572
Juniper Networks, Inc. (a)	212,280	5,661,508
Motorola, Inc.	413,691	3,210,242
QUALCOMM, Inc.	40,408	1,869,274
		31,892,145
Computers & Peripherals - 1.7%
Apple, Inc. (a)	33,400	7,042,724
Hewlett-Packard Co.	270,400	13,928,304
NCR Corp. (a)	79,970	890,066
Netezza Corp. (a)	44,129	428,051
Seagate Technology	205,400	3,736,226
		26,025,371
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.6%
Agilent Technologies, Inc. (a)	153,752	$ 4,777,075
Amphenol Corp. Class A	50,913	2,351,162
Arrow Electronics, Inc. (a)	79,600	2,356,956
Avnet, Inc. (a)	114,871	3,464,509
Bell Microproducts, Inc. (a)	250,592	889,602
Corning, Inc.	224,200	4,329,302
FLIR Systems, Inc. (a)	19,727	645,467
Ingram Micro, Inc. Class A (a)	64,146	1,119,348
Itron, Inc. (a)	24,408	1,649,249
Keyence Corp.	4,400	913,633
Omron Corp.	27,600	496,621
Tyco Electronics Ltd.	69,001	1,693,975
		24,686,899
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	46,000	1,165,180
Google, Inc. Class A (a)	23,121	14,334,558
NetEase.com, Inc. sponsored ADR (a)	40,900	1,538,249
Open Text Corp. (a)	18,800	764,239
VeriSign, Inc. (a)	137,837	3,341,169
		21,143,395
IT Services - 0.7%
Alliance Data Systems Corp. (a)	43,198	2,790,159
Atos Origin SA (a)	24,071	1,105,689
China Information Security Technology, Inc. (a)	65,200	401,632
Fidelity National Information Services, Inc.	146,757	3,439,984
Fiserv, Inc. (a)	15,227	738,205
Hewitt Associates, Inc. Class A (a)	47,077	1,989,474
Visa, Inc. Class A	9,800	857,108
		11,322,251
Office Electronics - 0.1%
Xerox Corp.	161,600	1,367,136
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	75,300	2,377,974
ASAT Holdings Ltd. (a)	1,762	7
ASAT Holdings Ltd. warrants 7/24/11 (a)	48	0
ASM International NV (Netherlands) (a)	47,700	1,212,484
Atmel Corp. (a)	1,641,299	7,566,388
Cymer, Inc. (a)	48,082	1,845,387
Cypress Semiconductor Corp. (a)	93,800	990,528
Fairchild Semiconductor International, Inc. (a)	340,309	3,399,687
Himax Technologies, Inc. sponsored ADR	319,800	885,846
International Rectifier Corp. (a)	37,989	840,317
Intersil Corp. Class A	62,979	966,098
Kulicke & Soffa Industries, Inc. (a)	225,800	1,217,062
Lam Research Corp. (a)	259,700	10,182,837
LTX-Credence Corp. (a)	660,082	1,174,946

	Shares	Value
Maxim Integrated Products, Inc.	114,100	$ 2,316,230
MEMC Electronic Materials, Inc. (a)	62,100	845,802
Micron Technology, Inc. (a)	388,300	4,100,448
National Semiconductor Corp.	92,300	1,417,728
NVIDIA Corp. (a)	95,388	1,781,848
ON Semiconductor Corp. (a)	253,835	2,236,286
Standard Microsystems Corp. (a)	30,508	633,956
Teradyne, Inc. (a)	98,700	1,059,051
Varian Semiconductor Equipment Associates, Inc. (a)	56,110	2,013,227
Veeco Instruments, Inc. (a)	15,600	515,424
Verigy Ltd. (a)	92,300	1,187,901
		50,767,462
Software - 1.5%
Adobe Systems, Inc. (a)	56,855	2,091,127
BMC Software, Inc. (a)	37,700	1,511,770
Citrix Systems, Inc. (a)	60,938	2,535,630
Giant Interactive Group, Inc. ADR	159,847	1,122,126
ICSA (India) Ltd.	16,570	64,195
Informatica Corp. (a)	58,900	1,523,154
Microsoft Corp.	304,400	9,281,156
Nuance Communications, Inc. (a)	69,706	1,083,231
Oracle Corp.	175,600	4,309,224
		23,521,613
TOTAL INFORMATION TECHNOLOGY		190,726,272
MATERIALS - 4.5%
Chemicals - 2.1%
Airgas, Inc.	15,259	726,328
Albemarle Corp.	43,700	1,589,369
Ashland, Inc.	69,077	2,736,831
Celanese Corp. Class A	127,438	4,090,760
Clariant AG (Reg.) (a)	93,230	1,100,266
Dow Chemical Co.	172,475	4,765,484
Ferro Corp.	177,800	1,465,072
Huabao International Holdings Ltd.	860,000	924,732
Monsanto Co.	23,100	1,888,425
Solutia, Inc. (a)	257,326	3,268,040
Spartech Corp.	206,525	2,118,947
The Mosaic Co.	36,900	2,204,037
W.R. Grace & Co. (a)	218,849	5,547,822
		32,426,113
Construction Materials - 0.2%
Eagle Materials, Inc.	20,800	541,840
HeidelbergCement AG	45,590	3,147,920
		3,689,760
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	87,494	2,875,928
Temple-Inland, Inc.	117,247	2,475,084
		5,351,012
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. (Canada)	15,700	$ 850,563
Canplats Resources Corp. (a)	8,200	40,038
Commercial Metals Co.	105,900	1,657,335
Consolidated Thompson Iron Mines Ltd. (a)	5,500	35,388
Eldorado Gold Corp. (a)	337,900	4,798,428
Eldorado Gold Corp. unit (a)	109,409	1,530,167
First Quantum Minerals Ltd.	3,300	252,090
Grande Cache Coal Corp. (a)	114,100	582,093
Gulf Resources, Inc. (a)	83,834	977,504
Gulf Resources, Inc. (a)(h)	257,850	2,705,878
Ivanhoe Mines Ltd. (a)	253,800	3,746,669
Lihir Gold Ltd.	549,487	1,618,932
Mitsubishi Materials Corp.	232,000	567,696
Newcrest Mining Ltd.	66,455	2,108,961
Nucor Corp.	14,300	667,095
Quadra Mining Ltd. (a)	11,000	151,916
Randgold Resources Ltd. sponsored ADR	17,600	1,392,512
Rio Tinto PLC (Reg.)	25,300	1,366,923
Seabridge Gold, Inc. (a)	6,600	160,182
Steel Dynamics, Inc.	29,500	522,740
Timminco Ltd. (a)(d)	151,400	187,332
		25,920,442
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	68,500	2,955,090
TOTAL MATERIALS		70,342,417
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.6%
Iliad Group SA	16,867	2,016,811
Qwest Communications International, Inc.	360,301	1,516,867
Verizon Communications, Inc.	164,317	5,443,822
		8,977,500
Wireless Telecommunication Services - 0.5%
Leap Wireless International, Inc. (a)	51,900	910,845
MTN Group Ltd.	31,900	507,559
Sprint Nextel Corp. (a)	1,282,400	4,693,584
Vivo Participacoes SA sponsored ADR	60,200	1,866,200
		7,978,188
TOTAL TELECOMMUNICATION SERVICES		16,955,688
UTILITIES - 1.7%
Electric Utilities - 0.7%
Allegheny Energy, Inc.	121,837	2,860,733
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR	35,600	665,720

	Shares	Value
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.) (d)	65,100	$ 1,175,706
CPFL Energia SA sponsored ADR (d)	8,800	543,664
Entergy Corp.	29,786	2,437,686
FirstEnergy Corp.	76,100	3,534,845
		11,218,354
Gas Utilities - 0.1%
EQT Corp.	9,400	412,848
Xinao Gas Holdings Ltd.	502,000	1,285,217
		1,698,065
Independent Power Producers & Energy Traders - 0.5%
AES Corp.	146,700	1,952,577
Constellation Energy Group, Inc.	19,700	692,849
NRG Energy, Inc. (a)	177,220	4,184,164
RRI Energy, Inc. (a)	219,981	1,258,291
		8,087,881
Multi-Utilities - 0.4%
CMS Energy Corp.	257,616	4,034,267
Sempra Energy	26,900	1,505,862
		5,540,129
TOTAL UTILITIES		26,544,429
TOTAL COMMON STOCKS (Cost $946,830,476)		1,064,146,351
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.7%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
SandRidge Energy, Inc. 8.50% (a)(e)	9,800	1,387,484
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Bank of America Corp.	208,200	3,106,344
Citigroup, Inc. 7.50%	21,500	2,243,310
		5,349,654
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
ASAT Holdings Ltd. 13.00% (a)	48	0
MATERIALS - 0.2%
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	30,300	3,492,075
TOTAL CONVERTIBLE PREFERRED STOCKS		10,229,213
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	2,200	$ 207,057
TOTAL PREFERRED STOCKS (Cost $8,753,592)		10,436,270
Investment Companies - 0.2%

Ares Capital Corp. (Cost $2,808,162)	217,738	2,710,838
Corporate Bonds - 0.4%
	Principal Amount
Convertible Bonds - 0.3%
FINANCIALS - 0.1%
Real Estate Management & Development - 0.0%
Forest City Enterprises, Inc. 5% 10/15/16 (e)	$ 840,000	916,608
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (c)(e)	1,956,000	1,234,725
TOTAL FINANCIALS		2,151,333
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (e)	1,120,000	1,037,456
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13	390,000	304,200
Trading Companies & Distributors - 0.0%
United Rentals, Inc. 4% 11/15/15	250,000	280,781
TOTAL INDUSTRIALS		584,981
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14 (e)	520,000	1,312,272
TOTAL CONVERTIBLE BONDS		5,086,042

	Principal Amount	Value
Nonconvertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 715,000	$ 586,300
8.25% 12/15/14	695,000	575,113
		1,161,413
TOTAL CORPORATE BONDS (Cost $4,240,715)		6,247,455
Fixed-Income Funds - 29.8%
	Shares
Fidelity High Income Central Fund 2 (f)	699,883	72,325,952
Fidelity VIP Investment Grade Central Fund (f)	3,768,577	393,891,708
TOTAL FIXED-INCOME FUNDS (Cost $447,192,234)		466,217,660
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.16% (g)	16,067,425	16,067,425
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(g)	8,101,828	8,101,828
TOTAL MONEY MARKET FUNDS (Cost $24,169,253)		24,169,253
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,433,994,432)		1,573,927,827
NET OTHER ASSETS - (0.5)%		(7,749,748)
NET ASSETS - 100%		$ 1,566,178,079
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,937,033 or 0.4% of net assets.

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,313,824 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gulf Resources, Inc.	12/11/09	$ 2,191,725
Saia, Inc.	12/22/09	$ 524,170
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 125,710
Fidelity High Income Central Fund 2	4,645,535
Fidelity Securities Lending Cash Central Fund	109,662
Fidelity VIP Investment Grade Central Fund	15,527,706
Total	$ 20,408,613
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$ 39,712,692	$ 13,660,470	$ 318	$ 72,325,952	11.9%
Fidelity VIP Investment Grade Central Fund	304,949,284	56,521,800	-	393,891,708	10.0%
Total	$ 344,661,976	$ 70,182,270	$ 318	$ 466,217,660
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 107,020,318	$ 106,513,479	$ 506,839	$ -
Consumer Staples	102,399,843	99,097,106	3,302,737	-
Energy	125,747,272	124,142,085	1,387,484	217,703
Financials	182,768,021	176,425,042	6,342,979	-
Health Care	136,820,635	134,104,062	2,716,573	-
Industrials	111,765,651	107,491,738	4,273,913	-
Information Technology	190,726,272	189,316,011	1,410,261	-
Materials	73,834,492	64,777,188	9,057,304	-
Telecommunication Services	16,955,688	16,955,688	-	-
Utilities	26,544,429	25,259,212	1,285,217	-
Investment Companies	2,710,838	2,710,838	-	-
Corporate Bonds	6,247,455	-	6,247,455	-
Fixed-Income Funds	466,217,660	466,217,660	-	-
Money Market Funds	24,169,253	24,169,253	-	-
Total Investments in Securities:	$ 1,573,927,827	$ 1,537,179,362	$ 36,530,762	$ 217,703
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 4,853,678
Total Realized Gain (Loss)	1,172,585
Total Unrealized Gain (Loss)	618,134
Cost of Purchases	4,848,243
Proceeds of Sales	(11,274,937)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 217,703
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ 55,616

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	15.3%
AAA,AA,A	5.2%
BBB	3.7%
BB	1.4%
B	2.1%
CCC,CC,C	1.3%
D	0.0%
Not Rated	0.2%
Equities	68.8%
Short-Term Investments and Net Other Assets	2.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Canada	2.3%
Switzerland	1.5%
Bermuda	1.1%
Others (individually less than 1%)	7.8%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $153,474,220 of which $83,322,663 and $70,151,557 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $7,695,070) - See accompanying schedule: Unaffiliated issuers (cost $962,632,945)	$ 1,083,540,914
Fidelity Central Funds (cost $471,361,487)	490,386,913
Total Investments (cost $1,433,994,432)		$ 1,573,927,827
Cash		24,007
Foreign currency held at value (cost $14)		14
Receivable for investments sold		3,575,198
Receivable for fund shares sold		1,512,442
Dividends receivable		811,285
Interest receivable		26,173
Distributions receivable from Fidelity Central Funds		1,736,038
Prepaid expenses		6,591
Other receivables		25,586
Total assets		1,581,645,161

Liabilities
Payable for investments purchased	$ 5,650,288
Payable for fund shares redeemed	141,158
Accrued management fee	528,456
Distribution fees payable	40,433
Other affiliated payables	218,327
Other payables and accrued expenses	786,592
Collateral on securities loaned, at value	8,101,828
Total liabilities		15,467,082

Net Assets		$ 1,566,178,079
Net Assets consist of:
Paid in capital		$ 1,596,711,863
Undistributed net investment income		221,205
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,028,048)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		139,273,059
Net Assets		$ 1,566,178,079

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($185,848,581 ÷ 13,861,749 shares)	$ 13.41

Service Class: Net Asset Value, offering price and redemption price per share ($6,221,205 ÷ 465,587 shares)	$ 13.36

Service Class 2: Net Asset Value, offering price and redemption price per share ($195,355,882 ÷ 14,759,093 shares)	$ 13.24

Investor Class: Net Asset Value, offering price and redemption price per share ($1,178,752,411 ÷ 88,315,194 shares)	$ 13.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 12,318,334
Interest		400,532
Income from Fidelity Central Funds		20,408,613
Total income		33,127,479

Expenses
Management fee	$ 5,270,378
Transfer agent fees	1,945,552
Distribution fees	359,399
Accounting and security lending fees	522,624
Custodian fees and expenses	140,970
Independent trustees' compensation	8,616
Registration fees	39
Audit	79,198
Legal	7,673
Miscellaneous	112,735
Total expenses before reductions	8,447,184
Expense reductions	(66,595)	8,380,589
Net investment income (loss)		24,746,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $(3,877))	(30,554,890)
Fidelity Central Funds	(318)
Foreign currency transactions	(48,480)
Capital gain distributions from Fidelity Central Funds	974,232
Total net realized gain (loss)		(29,629,456)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,924)	436,588,871
Assets and liabilities in foreign currencies	2,886
Total change in net unrealized appreciation (depreciation)		436,591,757
Net gain (loss)		406,962,301
Net increase (decrease) in net assets resulting from operations		$ 431,709,191

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,746,890	$ 23,778,067
Net realized gain (loss)	(29,629,456)	(136,500,758)
Change in net unrealized appreciation (depreciation)	436,591,757	(339,077,751)
Net increase (decrease) in net assets resulting from operations	431,709,191	(451,800,442)
Distributions to shareholders from net investment income	(24,621,850)	(23,090,123)
Distributions to shareholders from net realized gain	(3,848,799)	(28,900,535)
Total distributions	(28,470,649)	(51,990,658)
Share transactions - net increase (decrease)	139,854,862	726,299,088
Total increase (decrease) in net assets	543,093,404	222,507,988

Net Assets
Beginning of period	1,023,084,675	800,576,687
End of period (including undistributed net investment income of $221,205 and undistributed net investment income of $121,759, respectively)	$ 1,566,178,079	$ 1,023,084,675

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 15.83	$ 15.64	$ 14.78	$ 14.35
Income from Investment Operations
Net investment income (loss) C	.23	.31	.36	.33	.31
Net realized and unrealized gain (loss)	3.57	(5.54)	.99	1.34	.50
Total from investment operations	3.80	(5.23)	1.35	1.67	.81
Distributions from net investment income	(.22)	(.24)	(.54)	(.31)	(.37)
Distributions from net realized gain	(.04)	(.49)	(.62)	(.50)	(.01)
Total distributions	(.26) G	(.73)	(1.16)	(.81)	(.38)
Net asset value, end of period	$ 13.41	$ 9.87	$ 15.83	$ 15.64	$ 14.78
Total Return A, B	38.60%	(33.96)%	8.98%	11.78%	5.77%
Ratios to Average Net Assets D, F
Expenses before reductions	.56%	.55%	.57%	.61%	.58%
Expenses net of fee waivers, if any	.56%	.55%	.57%	.61%	.58%
Expenses net of all reductions	.55%	.55%	.57%	.59%	.54%
Net investment income (loss)	2.03%	2.34%	2.25%	2.20%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 185,849	$ 149,711	$ 274,561	$ 281,594	$ 276,343
Portfolio turnover rate E	63%	64%	41%	55%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.26 per share is comprised of distributions from net investment income of $0.224 and distributions from net realized gain of $0.035 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 15.77	$ 15.55	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) C	.22	.30	.34	.31	.30
Net realized and unrealized gain (loss)	3.54	(5.52)	.99	1.33	.48
Total from investment operations	3.76	(5.22)	1.33	1.64	.78
Distributions from net investment income	(.21)	(.22)	(.49)	(.29)	(.35)
Distributions from net realized gain	(.04)	(.49)	(.62)	(.50)	(.01)
Total distributions	(.24) G	(.71)	(1.11)	(.79)	(.36)
Net asset value, end of period	$ 13.36	$ 9.84	$ 15.77	$ 15.55	$ 14.70
Total Return A, B	38.36%	(34.02)%	8.90%	11.64%	5.61%
Ratios to Average Net Assets D, F
Expenses before reductions	.69%	.68%	.68%	.72%	.68%
Expenses net of fee waivers, if any	.69%	.68%	.68%	.72%	.68%
Expenses net of all reductions	.69%	.68%	.68%	.69%	.65%
Net investment income (loss)	1.90%	2.22%	2.14%	2.09%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,221	$ 4,983	$ 9,376	$ 14,247	$ 18,181
Portfolio turnover rate E	63%	64%	41%	55%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.24 per share is comprised of distributions from net investment income of $0.209 and distributions from net realized gain of $0.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 15.65	$ 15.46	$ 14.62	$ 14.20
Income from Investment Operations
Net investment income (loss) C	.20	.27	.31	.28	.27
Net realized and unrealized gain (loss)	3.53	(5.47)	.98	1.33	.50
Total from investment operations	3.73	(5.20)	1.29	1.61	.77
Distributions from net investment income	(.20)	(.21)	(.48)	(.27)	(.34)
Distributions from net realized gain	(.04)	(.49)	(.62)	(.50)	(.01)
Total distributions	(.24) G	(.70)	(1.10)	(.77)	(.35)
Net asset value, end of period	$ 13.24	$ 9.75	$ 15.65	$ 15.46	$ 14.62
Total Return A, B	38.32%	(34.15)%	8.72%	11.50%	5.53%
Ratios to Average Net Assets D, F
Expenses before reductions	.81%	.81%	.82%	.87%	.83%
Expenses net of fee waivers, if any	.81%	.81%	.82%	.87%	.83%
Expenses net of all reductions	.80%	.80%	.82%	.84%	.80%
Net investment income (loss)	1.78%	2.09%	2.00%	1.94%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 195,356	$ 102,009	$ 120,116	$ 56,139	$ 40,716
Portfolio turnover rate E	63%	64%	41%	55%	140%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $0.24 per share is comprised of distributions from net investment income of $0.201 and distributions from net realized gain of $0.035 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 15.77	$ 15.59	$ 14.77	$ 13.96
Income from Investment Operations
Net investment income (loss) E	.22	.29	.34	.31	.11
Net realized and unrealized gain (loss)	3.55	(5.50)	.99	1.32	.70
Total from investment operations	3.77	(5.21)	1.33	1.63	.81
Distributions from net investment income	(.21)	(.24)	(.53)	(.31)	-
Distributions from net realized gain	(.04)	(.49)	(.62)	(.50)	-
Total distributions	(.25) J	(.73)	(1.15)	(.81)	-
Net asset value, end of period	$ 13.35	$ 9.83	$ 15.77	$ 15.59	$ 14.77
Total Return B, C, D	38.45%	(33.99)%	8.89%	11.56%	5.80%
Ratios to Average Net Assets F, I
Expenses before reductions	.65%	.64%	.68%	.73%	.76% A
Expenses net of fee waivers, if any	.65%	.64%	.68%	.73%	.76% A
Expenses net of all reductions	.65%	.64%	.68%	.71%	.73% A
Net investment income (loss)	1.93%	2.25%	2.14%	2.07%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,178,752	$ 766,380	$ 396,524	$ 87,476	$ 14,133
Portfolio turnover rate G	63%	64%	41%	55%	140%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $0.25 per share is comprised of distributions from net investment income of $0.214 and distributions from net realized gain of $0.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The following summarizes the Fund's investment in each Fidelity Central Fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Loans & Direct Debt Instruments
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 16, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Fixed-Income and Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 235,557,975
Gross unrealized depreciation	(105,330,315)
Net unrealized appreciation (depreciation)	$ 130,227,660

Tax Cost	$ 1,443,700,167

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,172,399
Capital loss carryforward	$ (153,474,220)
Net unrealized appreciation (depreciation)	$ 129,567,324

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 28,470,649	$ 31,937,226
Long-term Capital Gains	-	20,053,432
Total	$ 28,470,649	$ 51,990,658

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $946,307,715 and $783,753,435, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 5,375
Service Class 2	354,024
$ 359,399

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 130,153
Service Class	6,009
Service Class 2	113,100
Investor Class	1,696,290
$ 1,945,552

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,987 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,872 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $109,662.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $66,566 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $29.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 3,065,791	$ 3,590,096
Service Class	95,989	110,719
Service Class 2	2,895,846	2,115,520
Investor Class	18,564,224	17,273,788
Total	$ 24,621,850	$ 23,090,123
From net realized gain
Initial Class	$ 500,632	$ 8,405,764
Service Class	16,746	285,557
Service Class 2	429,689	3,807,586
Investor Class	2,901,732	16,401,628
Total	$ 3,848,799	$ 28,900,535

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	1,164,879	833,717	$ 13,265,083	$ 11,749,517
Reinvestment of distributions	276,936	947,612	3,566,423	11,995,860
Shares redeemed	(2,749,831)	(3,954,013)	(29,363,437)	(49,429,221)
Net increase (decrease)	(1,308,016)	(2,172,684)	$ (12,531,931)	$ (25,683,844)
Service Class
Shares sold	14,124	59,772	$ 158,601	$ 883,607
Reinvestment of distributions	8,797	31,136	112,735	396,276
Shares redeemed	(63,861)	(178,763)	(671,494)	(2,413,973)
Net increase (decrease)	(40,940)	(87,855)	$ (400,158)	$ (1,134,090)
Service Class 2
Shares sold	5,823,715	4,094,561	$ 65,903,055	$ 52,156,218
Reinvestment of distributions	259,708	485,367	3,325,535	5,923,106
Shares redeemed	(1,783,350)	(1,794,742)	(19,922,430)	(23,293,761)
Net increase (decrease)	4,300,073	2,785,186	$ 49,306,160	$ 34,785,563
Investor Class
Shares sold	11,962,349	50,969,711	$ 120,348,275	$ 696,381,533
Reinvestment of distributions	1,669,241	2,920,016	21,465,956	33,675,416
Shares redeemed	(3,297,780)	(1,045,000)	(38,333,440)	(11,725,490)
Net increase (decrease)	10,333,810	52,844,727	$ 103,480,791	$ 718,331,459

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 85% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/10	02/05/10	$.005	$.010
Service Class	02/05/10	02/05/10	$.005	$.010
Service Class 2	02/05/10	02/05/10	$.005	$.010
Investor Class	02/05/10	02/05/10	$.005	$.010

A total of 3.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Investor Class, Initial Class, Service Class and Service Class 2 designate 4% of the dividends distributed in February 2009, and 38%, 37%, 39% and 41% of the dividends distributed in December 2009, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

VIP Balanced Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPBAL-ANN-0210
1.540208.112

Fidelity® Variable Insurance Products:
Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy andoutlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Life of fund A
VIP Dynamic Capital Appreciation - Initial Class	36.10%	3.42%	-1.70%
VIP Dynamic Capital Appreciation - Service Class B	36.17%	3.34%	-1.80%
VIP Dynamic Capital Appreciation - Service Class 2 C	35.79%	3.15%	-1.96%
VIP Dynamic Capital Appreciation - Investor Class D	36.01%	3.34%	-1.74%

A From September 25, 2000.

B Performance of Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from J. Fergus Shiel, Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio: During the past year, the fund topped the S&P 500® by a wide margin. (For specific portfolio results, please refer to the performance section of this report.) An overweighting and favorable stock selection in diversified financials benefited our results, as did rewarding picks and an underweighting in the lagging energy sector, effective stock selection in consumer discretionary and materials, and an underweighting in consumer staples. Further, having a relatively high cash position helped when the market was declining. Underweighting energy giant Exxon Mobil - which I sold completely by period end - was the right call, as the stock lagged during the market rally. Also bolstering our results were an out-of-index position in U.K.-based cable operator Virgin Media, commercial real estate broker CB Richard Ellis Group, futures exchange CME Group and Bank of America. On the negative side, weak stock selection and a significant overweighting in the transportation industry detracted significantly, as did overweighting the health care sector and underweighting information technology. The two biggest detractors were out-of-index positions in AMR, parent company of American Airlines, and US Airways Group, both of which suffered from weak demand for air travel. Biotechnology holding Biogen Idec also held back performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.85%
Actual		$ 1,000.00	$ 1,276.40	$ 4.88
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.95%
Actual		$ 1,000.00	$ 1,276.60	$ 5.45
Hypothetical A		$ 1,000.00	$ 1,020.42	$ 4.84
Service Class 2	1.10%
Actual		$ 1,000.00	$ 1,274.60	$ 6.31
Hypothetical A		$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class	.93%
Actual		$ 1,000.00	$ 1,275.50	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	4.9	5.8
Delta Air Lines, Inc.	3.8	1.5
Biogen Idec, Inc.	3.6	4.4
Continental Airlines, Inc. Class B	3.1	1.8
CME Group, Inc.	3.1	4.9
AMR Corp.	3.0	2.1
Amazon.com, Inc.	3.0	0.6
Pfizer, Inc.	2.8	1.9
Cisco Systems, Inc.	2.8	1.7
Apple, Inc.	2.6	1.7
	32.7
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.8	18.3
Information Technology	15.6	13.4
Industrials	14.3	9.0
Financials	14.2	15.9
Health Care	10.1	14.8
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 92.8%		Stocks 87.4%
	Short-Term Investments and Net Other Assets 7.2%		Short-Term Investments and Net Other Assets 12.6%
* Foreign investments	2.6%	** Foreign investments	7.6%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value
CONSUMER DISCRETIONARY - 25.8%
Auto Components - 1.5%
ArvinMeritor, Inc.	7,700	$ 86,086
Johnson Controls, Inc.	15,955	434,614
Modine Manufacturing Co.	18,120	214,541
		735,241
Automobiles - 0.8%
Ford Motor Co. (a)	19,900	199,000
Harley-Davidson, Inc.	8,492	213,998
		412,998
Diversified Consumer Services - 3.7%
Career Education Corp. (a)	17,100	398,601
ITT Educational Services, Inc. (a)	7,007	672,392
Strayer Education, Inc. (c)	3,571	758,802
		1,829,795
Hotels, Restaurants & Leisure - 2.5%
Marriott International, Inc. Class A	7,828	213,313
MGM Mirage, Inc. (a)(c)	25,400	231,648
Paddy Power PLC (Ireland)	13,300	471,263
Starwood Hotels & Resorts Worldwide, Inc.	9,100	332,787
		1,249,011
Internet & Catalog Retail - 3.0%
Amazon.com, Inc. (a)	10,774	1,449,318
Leisure Equipment & Products - 0.7%
Polaris Industries, Inc. (c)	8,300	362,129
Media - 10.3%
CBS Corp. Class B	15,900	223,395
Interpublic Group of Companies, Inc. (a)	96,300	710,694
The Walt Disney Co.	74,180	2,392,303
Time Warner, Inc.	17,200	501,208
Viacom, Inc. Class B (non-vtg.) (a)	9,100	270,543
Virgin Media, Inc.	56,725	954,682
		5,052,825
Specialty Retail - 3.3%
Aeropostale, Inc. (a)	7,960	271,038
American Eagle Outfitters, Inc.	18,400	312,432
AutoNation, Inc. (a)(c)	7,900	151,285
Gap, Inc.	11,100	232,545
J. Crew Group, Inc. (a)(c)	6,000	268,440
Urban Outfitters, Inc. (a)	11,100	388,389
		1,624,129
TOTAL CONSUMER DISCRETIONARY		12,715,446
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 0.3%
Walgreen Co.	3,900	143,208
Food Products - 0.5%
The J.M. Smucker Co.	4,139	255,583

	Shares	Value
Personal Products - 0.3%
Avon Products, Inc.	4,700	$ 148,050
TOTAL CONSUMER STAPLES		546,841
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Pride International, Inc. (a)	22,320	712,231
Schlumberger Ltd.	2,367	154,068
Willbros Group, Inc. (a)	9,391	158,426
		1,024,725
Oil, Gas & Consumable Fuels - 4.8%
Alpha Natural Resources, Inc. (a)	5,700	247,266
Arch Coal, Inc.	20,782	462,400
International Coal Group, Inc. (a)(c)	37,700	145,522
James River Coal Co. (a)	14,300	264,979
Occidental Petroleum Corp.	12,000	976,200
Patriot Coal Corp. (a)	19,600	303,016
		2,399,383
TOTAL ENERGY		3,424,108
FINANCIALS - 14.2%
Capital Markets - 1.8%
Franklin Resources, Inc.	5,400	568,890
Janus Capital Group, Inc.	22,404	301,334
		870,224
Commercial Banks - 2.9%
Comerica, Inc.	13,900	411,023
Old National Bancorp, Indiana	2,200	27,346
PNC Financial Services Group, Inc.	8,997	474,952
SVB Financial Group (a)	3,264	136,076
Wells Fargo & Co.	14,700	396,753
		1,446,150
Consumer Finance - 1.3%
American Express Co.	15,301	619,997
Diversified Financial Services - 5.9%
Bank of America Corp.	54,780	824,987
CME Group, Inc.	4,484	1,506,400
JPMorgan Chase & Co.	13,666	569,462
		2,900,849
Real Estate Investment Trusts - 0.6%
Host Hotels & Resorts, Inc.	27,077	315,989
Real Estate Management & Development - 1.7%
CB Richard Ellis Group, Inc. Class A (a)	59,960	813,657
TOTAL FINANCIALS		6,966,866
HEALTH CARE - 10.1%
Biotechnology - 3.6%
Biogen Idec, Inc. (a)	33,330	1,783,155
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.3%
VCA Antech, Inc. (a)	5,789	$ 144,262
Pharmaceuticals - 6.2%
Allergan, Inc.	3,840	241,958
Elan Corp. PLC sponsored ADR (a)	81,845	533,629
Eli Lilly & Co.	7,200	257,112
Merck & Co., Inc.	17,000	621,180
Pfizer, Inc.	75,187	1,367,652
		3,021,531
TOTAL HEALTH CARE		4,948,948
INDUSTRIALS - 14.3%
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	17,234	45,498
Airlines - 12.4%
AirTran Holdings, Inc. (a)	19,259	100,532
AMR Corp. (a)	192,100	1,484,933
Continental Airlines, Inc. Class B (a)(c)	85,129	1,525,512
Delta Air Lines, Inc. (a)	165,332	1,881,478
UAL Corp. (a)	58,960	761,174
US Airways Group, Inc. (a)(c)	70,921	343,258
		6,096,887
Commercial Services & Supplies - 0.4%
Cintas Corp.	1,600	41,680
Pitney Bowes, Inc.	6,300	143,388
		185,068
Electrical Equipment - 0.1%
Lime Energy Co. (a)	5,400	23,868
Industrial Conglomerates - 0.3%
3M Co.	2,000	165,340
Machinery - 0.5%
Commercial Vehicle Group, Inc. (a)	10,000	59,900
Duoyuan Printing, Inc.	3,000	24,150
Manitowoc Co., Inc.	12,500	124,625
NN, Inc. (a)	10,000	39,600
		248,275
Professional Services - 0.5%
Robert Half International, Inc.	9,800	261,954
TOTAL INDUSTRIALS		7,026,890
INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 3.1%
Adtran, Inc.	6,401	144,343
Cisco Systems, Inc. (a)	56,784	1,359,409
		1,503,752

	Shares	Value
Computers & Peripherals - 5.4%
Apple, Inc. (a)	6,205	$ 1,308,386
Hewlett-Packard Co.	24,000	1,236,240
Seagate Technology	7,200	130,968
		2,675,594
Internet Software & Services - 1.8%
Google, Inc. Class A (a)	1,468	910,131
IT Services - 0.7%
Hewitt Associates, Inc. Class A (a)	7,758	327,853
Semiconductors & Semiconductor Equipment - 1.0%
Lam Research Corp. (a)	8,288	324,972
Teradyne, Inc. (a)(c)	15,438	165,650
		490,622
Software - 3.6%
Fair Isaac Corp.	13,638	290,626
Microsoft Corp.	40,500	1,234,845
Solera Holdings, Inc.	6,508	234,353
		1,759,824
TOTAL INFORMATION TECHNOLOGY		7,667,776
MATERIALS - 0.7%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	4,806	157,973
Metals & Mining - 0.4%
Walter Energy, Inc.	2,500	188,275
TOTAL MATERIALS		346,248
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.2%
Cbeyond, Inc. (a)	16,709	263,167
Clearwire Corp.:
rights 6/21/10 (a)(c)	24,400	9,760
Class A (a)(c)	25,400	171,704
Qwest Communications International, Inc.	271,000	1,140,910
		1,585,541
Wireless Telecommunication Services - 0.9%
Sprint Nextel Corp. (a)	114,474	418,975
TOTAL TELECOMMUNICATION SERVICES		2,004,516
TOTAL COMMON STOCKS (Cost $48,014,400)		45,647,639
Money Market Funds - 14.9%

Fidelity Cash Central Fund, 0.16% (d)	5,041,808	5,041,808
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(d)	2,276,550	2,276,550
TOTAL MONEY MARKET FUNDS (Cost $7,318,358)		7,318,358
Cash Equivalents - 0.1%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $42,000)	$ 42,000	$ 42,000
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $55,374,758)		53,007,997
NET OTHER ASSETS - (7.8)%		(3,840,447)
NET ASSETS - 100%		$ 49,167,550
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$42,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 3,624
Mizuho Securities USA, Inc.	38,376
$ 42,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,451
Fidelity Securities Lending Cash Central Fund	10,891
Total	$ 23,342
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Cash Equivalents which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $5,587,727 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $2,207,111 and repurchase agreements of $42,000) - See accompanying schedule: Unaffiliated issuers (cost $48,056,400)	$ 45,689,639
Fidelity Central Funds (cost $7,318,358)	7,318,358
Total Investments (cost $55,374,758)		$ 53,007,997
Cash		435
Receivable for investments sold		93,615
Receivable for fund shares sold		2,719
Dividends receivable		46,522
Distributions receivable from Fidelity Central Funds		1,285
Prepaid expenses		203
Receivable from investment adviser for expense reductions		2,590
Other receivables		11,215
Total assets		53,166,581

Liabilities
Payable for investments purchased	$ 1,623,832
Payable for fund shares redeemed	27,089
Accrued management fee	22,255
Distribution fees payable	2,896
Other affiliated payables	5,377
Other payables and accrued expenses	41,032
Collateral on securities loaned, at value	2,276,550
Total liabilities		3,999,031

Net Assets		$ 49,167,550
Net Assets consist of:
Paid in capital		$ 57,519,956
Undistributed net investment income		104,002
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,089,647)
Net unrealized appreciation (depreciation) on investments		(2,366,761)
Net Assets		$ 49,167,550

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($16,986,418 ÷ 2,367,601 shares)	$ 7.17

Service Class: Net Asset Value, offering price and redemption price per share ($216,728 ÷ 30,368 shares)	$ 7.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($14,189,622 ÷ 2,009,574 shares)	$ 7.06

Investor Class: Net Asset Value, offering price and redemption price per share ($17,774,782 ÷ 2,477,359 shares)	$ 7.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 536,567
Interest		27
Income from Fidelity Central Funds		23,342
Total income		559,936

Expenses
Management fee	$ 235,285
Transfer agent fees	58,552
Distribution fees	29,972
Accounting and security lending fees	17,192
Custodian fees and expenses	49,284
Independent trustees' compensation	293
Audit	42,053
Legal	251
Miscellaneous	3,113
Total expenses before reductions	435,995
Expense reductions	(45,492)	390,503
Net investment income (loss)		169,433
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,292,949
Foreign currency transactions	1,223
Total net realized gain (loss)		3,294,172
Change in net unrealized appreciation (depreciation) on investment securities		9,438,217
Net gain (loss)		12,732,389
Net increase (decrease) in net assets resulting from operations		$ 12,901,822

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 169,433	$ 216,689
Net realized gain (loss)	3,294,172	(9,259,869)
Change in net unrealized appreciation (depreciation)	9,438,217	(24,580,988)
Net increase (decrease) in net assets resulting from operations	12,901,822	(33,624,168)
Distributions to shareholders from net investment income	(66,807)	(362,226)
Distributions to shareholders from net realized gain	-	(502,212)
Total distributions	(66,807)	(864,438)
Share transactions - net increase (decrease)	(5,584,907)	(21,895,865)
Total increase (decrease) in net assets	7,250,108	(56,384,471)

Net Assets
Beginning of period	41,917,442	98,301,913
End of period (including undistributed net investment income of $104,002 and $0, respectively)	$ 49,167,550	$ 41,917,442

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.28	$ 9.13	$ 9.61	$ 8.71	$ 7.19
Income from Investment Operations
Net investment income (loss) C	.03	.03	.04	.04	.02 F
Net realized and unrealized gain (loss)	1.88	(3.78)	.65	1.17	1.50
Total from investment operations	1.91	(3.75)	.69	1.21	1.52
Distributions from net investment income	(.02)	(.05)	(.04)	(.05)	-
Distributions from net realized gain	-	(.05)	(1.13)	(.26)	-
Total distributions	(.02)	(.10)	(1.17)	(.31)	-
Net asset value, end of period	$ 7.17	$ 5.28	$ 9.13	$ 9.61	$ 8.71
Total Return A, B	36.10%	(41.23)%	7.12%	13.97%	21.14%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.84%	.77%	.78%	.88%
Expenses net of fee waivers, if any	.85%	.84%	.77%	.78%	.85%
Expenses net of all reductions	.83%	.84%	.76%	.77%	.76%
Net investment income (loss)	.50%	.42%	.37%	.48%	.21% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,986	$ 15,794	$ 42,887	$ 59,549	$ 57,609
Portfolio turnover rate E	221%	161%	138%	161%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.25	$ 9.07	$ 9.56	$ 8.65	$ 7.15
Income from Investment Operations
Net investment income (loss) C	.02	.02	.03	.04	.01 F
Net realized and unrealized gain (loss)	1.88	(3.75)	.64	1.17	1.49
Total from investment operations	1.90	(3.73)	.67	1.21	1.50
Distributions from net investment income	(.01)	(.04)	(.03)	(.04)	-
Distributions from net realized gain	-	(.05)	(1.13)	(.26)	-
Total distributions	(.01)	(.09)	(1.16)	(.30)	-
Net asset value, end of period	$ 7.14	$ 5.25	$ 9.07	$ 9.56	$ 8.65
Total Return A, B	36.17%	(41.30)%	6.93%	13.99%	20.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.02%	.94%	.86%	.88%	.99%
Expenses net of fee waivers, if any	.95%	.94%	.86%	.88%	.96%
Expenses net of all reductions	.94%	.93%	.86%	.87%	.88%
Net investment income (loss)	.40%	.32%	.28%	.38%	.11% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 217	$ 226	$ 666	$ 910	$ 879
Portfolio turnover rate E	221%	161%	138%	161%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.20	$ 8.98	$ 9.48	$ 8.58	$ 7.11
Income from Investment Operations
Net investment income (loss) C	.01	.01	.01	.02	- F, H
Net realized and unrealized gain (loss)	1.85	(3.70)	.63	1.16	1.47
Total from investment operations	1.86	(3.69)	.64	1.18	1.47
Distributions from net investment income	- H	(.04)	(.01)	(.02)	-
Distributions from net realized gain	-	(.05)	(1.13)	(.26)	-
Total distributions	- H	(.09)	(1.14)	(.28)	-
Net asset value, end of period	$ 7.06	$ 5.20	$ 8.98	$ 9.48	$ 8.58
Total Return A, B	35.79%	(41.35)%	6.73%	13.81%	20.68%
Ratios to Average Net Assets D, G
Expenses before reductions	1.19%	1.12%	1.04%	1.05%	1.18%
Expenses net of fee waivers, if any	1.10%	1.10%	1.04%	1.05%	1.11%
Expenses net of all reductions	1.08%	1.09%	1.03%	1.04%	1.03%
Net investment income (loss)	.25%	.16%	.10%	.21%	(.04)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,190	$ 11,801	$ 22,687	$ 23,720	$ 18,208
Portfolio turnover rate E	221%	161%	138%	161%	201%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects an in-kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding this dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.28	$ 9.12	$ 9.61	$ 8.71	$ 7.89
Income from Investment Operations
Net investment income (loss) E	.02	.02	.03	.03	- J
Net realized and unrealized gain (loss)	1.88	(3.76)	.64	1.17	.82
Total from investment operations	1.90	(3.74)	.67	1.20	.82
Distributions from net investment income	(.01)	(.05)	(.03)	(.04)	-
Distributions from net realized gain	-	(.05)	(1.13)	(.26)	-
Total distributions	(.01)	(.10)	(1.16)	(.30)	-
Net asset value, end of period	$ 7.17	$ 5.28	$ 9.12	$ 9.61	$ 8.71
Total Return B, C, D	36.01%	(41.25)%	6.91%	13.87%	10.39%
Ratios to Average Net Assets F, I
Expenses before reductions	1.03%	.93%	.88%	.90%	1.04% A
Expenses net of fee waivers, if any	.93%	.93%	.88%	.90%	1.00% A
Expenses net of all reductions	.91%	.92%	.88%	.89%	.92% A
Net investment income (loss)	.43%	.33%	.25%	.36%	.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,775	$ 14,097	$ 32,062	$ 22,464	$ 7,241
Portfolio turnover rate G	221%	161%	138%	161%	201%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,379,620
Gross unrealized depreciation	(9,119,633)
Net unrealized appreciation (depreciation)	$ (2,740,013)

Tax Cost	$ 55,748,010

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 104,002
Capital loss carryforward	$ (5,587,727)
Net unrealized appreciation (depreciation)	$ (2,740,013)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 66,807	$ 362,226
Long-term Capital Gains	-	502,212
Total	$ 66,807	$ 864,438

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $86,014,419 and $93,458,736, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 195
Service Class 2	29,777
$ 29,972

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 15,908
Service Class	182
Service Class 2	13,556
Investor Class	28,906
$ 58,552

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,258 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $215 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $10,891.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Initial Class	.85%	$ 12,594
Service Class	.95%	135
Service Class 2	1.10%	11,095
Investor Class	.93%	14,446
		$ 38,270

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $7,214 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 37,620	$ 159,119
Service Class	273	1,828
Service Class 2	2,011	79,498
Investor Class	26,903	121,781
Total	$ 66,807	$ 362,226
From net realized gain
Initial Class	$ -	$ 206,971
Service Class	-	3,526
Service Class 2	-	121,099
Investor Class	-	170,616
Total	$ -	$ 502,212

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	310,726	237,127	$ 1,854,299	$ 1,509,452
Reinvestment of distributions	5,344	55,096	37,620	366,090
Shares redeemed	(939,224)	(2,001,155)	(5,235,032)	(15,400,006)
Net increase (decrease)	(623,154)	(1,708,932)	$ (3,343,113)	$ (13,524,464)
Service Class
Shares sold	67	739	$ 364	$ 6,357
Reinvestment of distributions	39	773	273	5,354
Shares redeemed	(12,810)	(31,863)	(66,940)	(218,375)
Net increase (decrease)	(12,704)	(30,351)	$ (66,303)	$ (206,664)
Service Class 2
Shares sold	570,385	865,551	$ 3,129,027	$ 6,532,693
Reinvestment of distributions	290	30,108	2,011	200,597
Shares redeemed	(831,215)	(1,152,606)	(4,494,709)	(8,669,147)
Net increase (decrease)	(260,540)	(256,947)	$ (1,363,671)	$ (1,935,857)
Investor Class
Shares sold	686,061	337,173	$ 4,175,568	$ 2,524,529
Reinvestment of distributions	3,822	43,630	26,903	292,397
Shares redeemed	(881,642)	(1,226,463)	(5,014,291)	(9,045,806)
Net increase (decrease)	(191,759)	(845,660)	$ (811,820)	$ (6,228,880)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class designates 100%, Service Class designates 100%, Service Class 2 designates 100% and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Dynamic Capital Appreciation Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2008, the total expenses of Investor Class ranked equal to its competitive median for 2008, and the total expenses of each of Service Class and Service Class 2 ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-ANN-0210
1.751799.109

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Growth & Income - Initial Class	27.20%	0.26%	-0.28%
VIP Growth & Income - Service Class A	27.16%	0.15%	-0.37%
VIP Growth & Income - Service Class 2 B	27.02%	0.01%	-0.53%
VIP Growth & Income - Investor Class C	27.16%	0.15%	-0.33%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from James Catudal, Portfolio Manager of VIP Growth & Income Portfolio: For the 12-month period ended December 31, 2009, VIP Growth & Income Portfolio outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Throughout the year, I positioned the fund for an economic rebound, emphasizing stocks in the financials, consumer discretionary and information technology sectors. The overweighting in information technology was a major factor in the fund's outperformance, which also was helped by positioning in energy and stock picking in financials. However, my security selection in both consumer discretionary and consumer staples detracted - despite favorable weightings in these areas - while the fund's small cash position also hurt in a rising market. The large position in energy services company Cameron International was a major contributor to results, as its share price rose as oil prices recovered. My decision to underweight major index components General Electric, AT&T and Procter & Gamble also helped because all three underperformed. An untimely overweighting in Wal-Mart was a significant detractor, as the stock of this giant retailer lost ground when investors turned to more-cyclical stocks in the market rally. Underweighting International Business Machines (IBM) also did not help, as the company's diversified business mix helped it outperform in a volatile market. A non-index position in ACE Ltd., a reinsurance company based in Switzerland, disappointed when investors looked for less-defensive opportunities. AT&T and Procter & Gamble were not owned at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.60%
Actual		$ 1,000.00	$ 1,201.60	$ 3.33
HypotheticalA		$ 1,000.00	$ 1,022.18	$ 3.06
Service Class	.70%
Actual		$ 1,000.00	$ 1,200.70	$ 3.88
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class 2.85%
Actual		$ 1,000.00	$ 1,200.00	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33
Investor Class	.70%
Actual		$ 1,000.00	$ 1,201.00	$ 3.88
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.7	3.5
Microsoft Corp.	2.6	3.1
Google, Inc. Class A	2.5	1.5
Apple, Inc.	2.3	1.7
Applied Materials, Inc.	2.2	2.2
Wells Fargo & Co.	2.1	1.8
Cisco Systems, Inc.	2.1	1.6
Hewlett-Packard Co.	2.1	1.6
JPMorgan Chase & Co.	2.0	2.0
Pfizer, Inc.	1.9	1.6
	22.5
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.4	22.7
Financials	16.4	16.6
Health Care	12.9	15.2
Consumer Discretionary	11.4	10.4
Energy	10.3	10.9
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 98.3%		Stocks 97.0%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	7.5%	** Foreign investments	8.3%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.2%
ArvinMeritor, Inc.	71,000	$ 793,780
BorgWarner, Inc.	33,800	1,122,836
Fuel Systems Solutions, Inc. (a)(c)	6,700	276,308
Johnson Controls, Inc.	131,800	3,590,232
Tenneco, Inc. (a)	43,900	778,347
The Goodyear Tire & Rubber Co. (a)	235,600	3,321,960
		9,883,463
Automobiles - 0.7%
Ford Motor Co. (a)	199,400	1,994,000
Harley-Davidson, Inc.	72,800	1,834,560
Toyota Motor Corp. sponsored ADR	21,700	1,826,272
		5,654,832
Hotels, Restaurants & Leisure - 1.2%
Buffalo Wild Wings, Inc. (a)	48,494	1,952,853
Carnival Corp. unit	41,400	1,311,966
Darden Restaurants, Inc.	50,500	1,771,035
Marriott International, Inc. Class A (c)	23,349	636,260
MGM Mirage, Inc. (a)(c)	118,500	1,080,720
Sonic Corp. (a)	42,900	432,003
Starbucks Corp. (a)	101,250	2,334,825
		9,519,662
Household Durables - 1.1%
D.R. Horton, Inc.	57,000	619,590
Ethan Allen Interiors, Inc.	37,630	504,995
Newell Rubbermaid, Inc.	88,200	1,323,882
Toll Brothers, Inc. (a)	197,700	3,718,737
Whirlpool Corp.	37,000	2,984,420
		9,151,624
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	16,700	2,246,484
Media - 2.6%
Comcast Corp. Class A (special) (non-vtg.)	175,500	2,809,755
DIRECTV (a)	66,800	2,227,780
Lamar Advertising Co. Class A (a)(c)	34,306	1,066,574
McGraw-Hill Companies, Inc.	94,327	3,160,898
Scripps Networks Interactive, Inc. Class A	19,400	805,100
The Walt Disney Co.	236,100	7,614,225
Time Warner, Inc.	125,233	3,649,290
		21,333,622
Multiline Retail - 0.9%
Kohl's Corp. (a)	23,700	1,278,141
Target Corp.	131,900	6,380,003
		7,658,144
Specialty Retail - 3.1%
Best Buy Co., Inc.	41,781	1,648,678
Lowe's Companies, Inc.	469,300	10,976,927
PetSmart, Inc.	6,400	170,816
RadioShack Corp.	80,885	1,577,258

	Shares	Value
Sherwin-Williams Co.	8,800	$ 542,520
Staples, Inc.	327,202	8,045,897
Tiffany & Co., Inc.	26,900	1,156,700
TJX Companies, Inc.	20,000	731,000
		24,849,796
Textiles, Apparel & Luxury Goods - 0.3%
Polo Ralph Lauren Corp. Class A	30,900	2,502,282
TOTAL CONSUMER DISCRETIONARY		92,799,909
CONSUMER STAPLES - 5.9%
Beverages - 1.7%
Coca-Cola Enterprises, Inc.	72,300	1,532,760
Dr Pepper Snapple Group, Inc.	33,800	956,540
The Coca-Cola Co.	200,800	11,445,600
		13,934,900
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	96,100	3,095,381
Wal-Mart Stores, Inc.	135,100	7,221,095
Walgreen Co.	21,000	771,120
		11,087,596
Food Products - 1.1%
Bunge Ltd.	26,900	1,717,027
Corn Products International, Inc.	35,400	1,034,742
Nestle SA (Reg.)	129,260	6,266,698
		9,018,467
Household Products - 0.5%
Colgate-Palmolive Co.	45,800	3,762,470
Tobacco - 1.2%
Philip Morris International, Inc.	202,560	9,761,366
TOTAL CONSUMER STAPLES		47,564,799
ENERGY - 10.3%
Energy Equipment & Services - 3.6%
Cameron International Corp. (a)	151,128	6,317,150
Ensco International Ltd. ADR	20,400	814,776
Halliburton Co.	255,993	7,702,829
Nabors Industries Ltd. (a)	96,800	2,118,952
Schlumberger Ltd.	158,400	10,310,256
Smith International, Inc.	31,176	847,052
Weatherford International Ltd. (a)	59,400	1,063,854
		29,174,869
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	57,300	3,576,666
Apache Corp.	36,400	3,755,388
Arch Coal, Inc.	72,000	1,602,000
Chesapeake Energy Corp.	15,400	398,552
EOG Resources, Inc.	15,700	1,527,610
Exxon Mobil Corp.	317,064	21,620,590
Occidental Petroleum Corp.	104,600	8,509,210
Peabody Energy Corp.	46,500	2,102,265
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petrohawk Energy Corp. (a)	47,700	$ 1,144,323
Plains Exploration & Production Co. (a)	83,310	2,304,355
Range Resources Corp.	41,800	2,083,730
Southwestern Energy Co. (a)	87,300	4,207,860
Ultra Petroleum Corp. (a)	34,790	1,734,629
		54,567,178
TOTAL ENERGY		83,742,047
FINANCIALS - 16.2%
Capital Markets - 4.8%
Ameriprise Financial, Inc.	96,601	3,750,051
Charles Schwab Corp.	98,805	1,859,510
Goldman Sachs Group, Inc.	59,834	10,102,373
Janus Capital Group, Inc.	183,017	2,461,579
Jefferies Group, Inc. (a)	30,500	723,765
Morgan Stanley	176,502	5,224,459
Nomura Holdings, Inc.	96,800	720,218
State Street Corp.	260,257	11,331,590
T. Rowe Price Group, Inc.	55,400	2,950,050
		39,123,595
Commercial Banks - 3.2%
East West Bancorp, Inc.	35,550	561,690
Huntington Bancshares, Inc.	105,200	383,980
KeyCorp	48,600	269,730
PNC Financial Services Group, Inc.	71,500	3,774,485
Synovus Financial Corp.	50,800	104,140
U.S. Bancorp, Delaware	176,500	3,973,015
Wells Fargo & Co.	625,791	16,890,099
		25,957,139
Consumer Finance - 0.9%
American Express Co.	90,200	3,654,904
Capital One Financial Corp.	46,900	1,798,146
Discover Financial Services	57,500	845,825
SLM Corp. (a)	74,500	839,615
		7,138,490
Diversified Financial Services - 4.3%
Bank of America Corp.	637,394	9,599,154
Citigroup, Inc.	1,689,900	5,593,569
CME Group, Inc.	9,700	3,258,715
JPMorgan Chase & Co.	382,950	15,957,527
NBH Holdings Corp. Class A (a)(d)	20,000	405,000
		34,813,965
Insurance - 2.4%
ACE Ltd.	55,700	2,807,280
AFLAC, Inc.	7,100	328,375
Allstate Corp.	44,200	1,327,768
Berkshire Hathaway, Inc. Class A (a)	60	5,952,000
Hartford Financial Services Group, Inc.	642	14,933

	Shares	Value
Lincoln National Corp.	51,500	$ 1,281,320
MBIA, Inc. (a)(c)	102,900	409,542
MetLife, Inc.	138,200	4,885,370
PartnerRe Ltd.	14,950	1,116,167
The Travelers Companies, Inc.	28,066	1,399,371
		19,522,126
Real Estate Investment Trusts - 0.3%
CBL & Associates Properties, Inc.	55,300	534,751
Simon Property Group, Inc.	14,101	1,125,260
SL Green Realty Corp.	18,100	909,344
		2,569,355
Real Estate Management & Development - 0.3%
CB Richard Ellis Group, Inc. Class A (a)	147,900	2,007,003
TOTAL FINANCIALS		131,131,673
HEALTH CARE - 12.9%
Biotechnology - 2.0%
Amgen, Inc. (a)	98,800	5,589,116
Biogen Idec, Inc. (a)	1,830	97,905
Celgene Corp. (a)	48,142	2,680,547
Cephalon, Inc. (a)	30,900	1,928,469
Dendreon Corp. (a)(c)	30,400	798,912
Gilead Sciences, Inc. (a)	29,200	1,263,776
MannKind Corp. (a)	12,400	108,624
PDL BioPharma, Inc.	236,634	1,623,309
Vertex Pharmaceuticals, Inc. (a)	60,800	2,605,280
		16,695,938
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	11,574	679,162
Covidien PLC	163,200	7,815,648
ev3, Inc. (a)	22,700	302,818
Hospira, Inc. (a)	40,500	2,065,500
ResMed, Inc. (a)	16,900	883,363
St. Jude Medical, Inc. (a)	35,470	1,304,587
		13,051,078
Health Care Providers & Services - 3.2%
CIGNA Corp.	48,800	1,721,176
Express Scripts, Inc. (a)	76,200	6,587,490
Henry Schein, Inc. (a)	109,605	5,765,223
Humana, Inc. (a)	8,700	381,843
Medco Health Solutions, Inc. (a)	72,100	4,607,911
UnitedHealth Group, Inc.	137,452	4,189,537
WellPoint, Inc. (a)	41,900	2,442,351
		25,695,531
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	29,400	901,110
Pharmaceuticals - 6.0%
Abbott Laboratories	167,950	9,067,621
Allergan, Inc.	35,800	2,255,758
Bristol-Myers Squibb Co.	28,000	707,000
Johnson & Johnson	121,070	7,798,119
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	280,862	$ 10,262,697
Pfizer, Inc.	859,226	15,629,321
Roche Holding AG (participation certificate)	5,381	913,593
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,200	1,752,816
		48,386,925
TOTAL HEALTH CARE		104,730,582
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
BE Aerospace, Inc. (a)	60,900	1,431,150
Lockheed Martin Corp.	1,600	120,560
Precision Castparts Corp.	29,700	3,277,395
The Boeing Co.	37,100	2,008,223
United Technologies Corp.	169,800	11,785,818
		18,623,146
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	30,200	1,773,646
FedEx Corp.	27,400	2,286,530
		4,060,176
Airlines - 0.5%
Delta Air Lines, Inc. (a)	150,398	1,711,529
Southwest Airlines Co.	164,109	1,875,766
UAL Corp. (a)	2,100	27,111
		3,614,406
Building Products - 0.1%
Masco Corp.	69,100	954,271
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	32,100	1,207,281
Orion Marine Group, Inc. (a)	13,600	286,416
		1,493,697
Electrical Equipment - 0.1%
Alstom SA	1,100	77,260
Renewable Energy Corp. AS (a)	5	39
SunPower Corp. Class B (a)	31,300	655,735
Vestas Wind Systems AS (a)	530	32,322
		765,356
Industrial Conglomerates - 1.5%
3M Co.	103,200	8,531,544
General Electric Co.	77,872	1,178,203
McDermott International, Inc. (a)	42,090	1,010,581
Textron, Inc.	85,300	1,604,493
		12,324,821
Machinery - 1.7%
Caterpillar, Inc.	9,600	547,104
Cummins, Inc.	76,400	3,503,704
Danaher Corp.	48,800	3,669,760

	Shares	Value
Eaton Corp.	4,200	$ 267,204
Ingersoll-Rand Co. Ltd.	139,000	4,967,860
Navistar International Corp. (a)	21,600	834,840
		13,790,472
Professional Services - 0.4%
Robert Half International, Inc.	98,100	2,622,213
Verisk Analytics, Inc.	20,200	611,656
		3,233,869
Road & Rail - 1.8%
Avis Budget Group, Inc. (a)	54,600	716,352
CSX Corp.	126,600	6,138,834
Landstar System, Inc.	87,100	3,376,867
Union Pacific Corp.	72,200	4,613,580
		14,845,633
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	21,600	2,091,528
TOTAL INDUSTRIALS		75,797,375
INFORMATION TECHNOLOGY - 25.4%
Communications Equipment - 3.6%
Cisco Systems, Inc. (a)	701,900	16,803,486
Harris Corp.	40,400	1,921,020
Juniper Networks, Inc. (a)	100,845	2,689,536
Palm, Inc. (a)	40,800	409,632
QUALCOMM, Inc.	120,600	5,578,956
Research In Motion Ltd. (a)	27,100	1,830,334
		29,232,964
Computers & Peripherals - 5.6%
Apple, Inc. (a)	88,913	18,748,195
EMC Corp. (a)	151,000	2,637,970
Hewlett-Packard Co.	325,800	16,781,958
International Business Machines Corp.	55,900	7,317,310
		45,485,433
Electronic Equipment & Components - 1.3%
Agilent Technologies, Inc. (a)	151,494	4,706,919
Corning, Inc.	189,500	3,659,245
Tyco Electronics Ltd.	99,400	2,440,270
		10,806,434
Internet Software & Services - 3.2%
eBay, Inc. (a)	140,531	3,308,100
Google, Inc. Class A (a)	32,691	20,267,766
Move, Inc. (a)	672,295	1,116,010
Tencent Holdings Ltd.	33,800	730,989
Yahoo!, Inc. (a)	48,900	820,542
		26,243,407
IT Services - 1.8%
Cognizant Technology Solutions Corp. Class A (a)	82,959	3,758,043
MasterCard, Inc. Class A	11,800	3,020,564
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Paychex, Inc.	62,600	$ 1,918,064
Visa, Inc. Class A	67,050	5,864,193
		14,560,864
Semiconductors & Semiconductor Equipment - 4.9%
Altera Corp.	107,200	2,425,936
Applied Materials, Inc.	1,255,000	17,494,700
ARM Holdings PLC sponsored ADR	118,800	1,016,928
ASML Holding NV (NY Shares)	38,000	1,295,420
Intel Corp.	246,800	5,034,720
Lam Research Corp. (a)	152,300	5,971,683
MEMC Electronic Materials, Inc. (a)	151,300	2,060,706
Micron Technology, Inc. (a)	153,100	1,616,736
Xilinx, Inc.	102,700	2,573,662
		39,490,491
Software - 5.0%
Adobe Systems, Inc. (a)	78,000	2,868,840
BMC Software, Inc. (a)	42,600	1,708,260
Citrix Systems, Inc. (a)	37,700	1,568,697
Microsoft Corp.	687,200	20,952,728
Oracle Corp.	446,300	10,952,202
Red Hat, Inc. (a)	29,100	899,190
Salesforce.com, Inc. (a)	300	22,131
VMware, Inc. Class A (a)	28,700	1,216,306
		40,188,354
TOTAL INFORMATION TECHNOLOGY		206,007,947
MATERIALS - 4.6%
Chemicals - 2.9%
Albemarle Corp.	85,384	3,105,416
Dow Chemical Co.	207,800	5,741,514
Ecolab, Inc.	51,200	2,282,496
FMC Corp.	41,652	2,322,516
Praxair, Inc.	81,700	6,561,327
The Mosaic Co.	59,000	3,524,070
		23,537,339
Construction Materials - 0.1%
Vulcan Materials Co.	8,700	458,229
Metals & Mining - 1.6%
AngloGold Ashanti Ltd. sponsored ADR	57,200	2,298,296
ArcelorMittal SA (NY Shares) Class A (c)	64,500	2,950,875
Barrick Gold Corp.	63,700	2,513,684

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	46,500	$ 3,733,485
Nucor Corp.	33,100	1,544,115
		13,040,455
TOTAL MATERIALS		37,036,023
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	203,900	6,755,207
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	98,600	4,260,506
Sprint Nextel Corp. (a)	337,700	1,235,982
		5,496,488
TOTAL TELECOMMUNICATION SERVICES		12,251,695
UTILITIES - 0.5%
Electric Utilities - 0.2%
Allegheny Energy, Inc.	34,000	798,320
Exelon Corp.	21,300	1,040,931
		1,839,251
Independent Power Producers & Energy Traders - 0.3%
Constellation Energy Group, Inc.	66,000	2,321,220
TOTAL UTILITIES		4,160,471
TOTAL COMMON STOCKS (Cost $723,534,058)		795,222,521
Convertible Preferred Stocks - 0.2%

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp. (Cost $1,587,000)	105,800	1,578,536
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (e)	14,282,851	$ 14,282,851
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	5,283,478	5,283,478
TOTAL MONEY MARKET FUNDS (Cost $19,566,329)		19,566,329
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $744,687,387)		816,367,386
NET OTHER ASSETS - (0.7)%		(5,718,117)
NET ASSETS - 100%		$ 810,649,269
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $405,000 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 132,552
Fidelity Securities Lending Cash Central Fund	235,678
Total	$ 368,230
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 92,799,909	$ 92,799,909	$ -	$ -
Consumer Staples	47,564,799	47,564,799	-	-
Energy	83,742,047	83,742,047	-	-
Financials	132,710,209	131,584,991	720,218	405,000
Health Care	104,730,582	104,730,582	-	-
Industrials	75,797,375	75,797,375	-	-
Information Technology	206,007,947	205,276,958	730,989	-
Materials	37,036,023	37,036,023	-	-
Telecommunication Services	12,251,695	12,251,695	-	-
Utilities	4,160,471	4,160,471	-	-
Money Market Funds	19,566,329	19,566,329	-	-
Total Investments in Securities:	$ 816,367,386	$ 814,511,179	$ 1,451,207	$ 405,000
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	5,000
Cost of Purchases	400,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 405,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ 5,000

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information
At December 31, 2009, the Fund had a capital loss carryforward of approximately $243,697,162, of which $84,320,817 and $159,376,345 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $5,090,640) - See accompanying schedule: Unaffiliated issuers (cost $725,121,058)	$ 796,801,057
Fidelity Central Funds (cost $19,566,329)	19,566,329
Total Investments (cost $744,687,387)		$ 816,367,386
Cash		19
Receivable for fund shares sold		84,948
Dividends receivable		711,184
Distributions receivable from Fidelity Central Funds		3,147
Prepaid expenses		3,633
Other receivables		53,587
Total assets		817,223,904

Liabilities
Payable for fund shares redeemed	$ 756,160
Accrued management fee	308,466
Distribution fees payable	80,131
Other affiliated payables	74,041
Other payables and accrued expenses	72,359
Collateral on securities loaned, at value	5,283,478
Total liabilities		6,574,635

Net Assets		$ 810,649,269
Net Assets consist of:
Paid in capital		$ 1,011,093,052
Undistributed net investment income		16,043
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(272,140,567)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		71,680,741
Net Assets		$ 810,649,269

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($274,100,979 ÷ 24,749,946 shares)	$ 11.07

Service Class: Net Asset Value, offering price and redemption price per share ($165,360,690 ÷ 15,029,681 shares)	$ 11.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($319,760,311 ÷ 29,328,316 shares)	$ 10.90

Investor Class: Net Asset Value, offering price and redemption price per share ($51,427,289 ÷ 4,652,581 shares)	$ 11.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009
Investment Income
Dividends		$ 11,687,954
Interest		1,128
Income from Fidelity Central Funds		368,230
Total income		12,057,312
Expenses
Management fee	$ 3,375,153
Transfer agent fees	642,458
Distribution fees	884,936
Accounting and security lending fees	282,069
Custodian fees and expenses	33,361
Independent trustees' compensation	5,150
Audit	54,248
Legal	4,744
Miscellaneous	68,918
Total expenses before reductions	5,351,037
Expense reductions	(34,994)	5,316,043
Net investment income (loss)		6,741,269
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(71,922,540)
Foreign currency transactions	9,848
Futures contracts	349,160
Total net realized gain (loss)		(71,563,532)
Change in net unrealized appreciation (depreciation) on: Investment securities	241,388,630
Assets and liabilities in foreign currencies	1,465
Total change in net unrealized appreciation (depreciation)		241,390,095
Net gain (loss)		169,826,563
Net increase (decrease) in net assets resulting from operations		$ 176,567,832

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,741,269	$ 12,299,120
Net realized gain (loss)	(71,563,532)	(192,185,956)
Change in net unrealized appreciation (depreciation)	241,390,095	(414,958,787)
Net increase (decrease) in net assets resulting from operations	176,567,832	(594,845,623)
Distributions to shareholders from net investment income	(7,076,457)	(11,692,064)
Distributions to shareholders from net realized gain	-	(135,482,332)
Total distributions	(7,076,457)	(147,174,396)
Share transactions - net increase (decrease)	(90,703,958)	(71,028,734)
Total increase (decrease) in net assets	78,787,417	(813,048,753)

Net Assets
Beginning of period	731,861,852	1,544,910,605
End of period (including undistributed net investment income of $16,043 and undistributed net investment income of $299,102, respectively)	$ 810,649,269	$ 731,861,852

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.79	$ 17.01	$ 16.12	$ 14.75	$ 13.91
Income from Investment Operations
Net investment income (loss) C	.10	.15	.14	.15	.13
Net realized and unrealized gain (loss)	2.29	(6.71)	1.73	1.74	.92
Total from investment operations	2.39	(6.56)	1.87	1.89	1.05
Distributions from net investment income	(.11)	(.16)	(.31)	(.14)	(.21)
Distributions from net realized gain	-	(1.50)	(.67)	(.38)	-
Total distributions	(.11)	(1.66)	(.98) G	(.52)	(.21)
Net asset value, end of period	$ 11.07	$ 8.79	$ 17.01	$ 16.12	$ 14.75
Total Return A, B	27.20%	(41.70)%	12.12%	13.18%	7.63%
Ratios to Average Net Assets D, F
Expenses before reductions	.61%	.59%	.58%	.60%	.59%
Expenses net of fee waivers, if any	.61%	.59%	.58%	.60%	.59%
Expenses net of all reductions	.60%	.59%	.58%	.59%	.54%
Net investment income (loss)	1.05%	1.15%	.88%	.98%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,101	$ 235,729	$ 446,465	$ 465,375	$ 606,102
Portfolio turnover rate E	101%	123%	85%	109%	206%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.98 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.671 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 16.90	$ 16.01	$ 14.66	$ 13.83
Income from Investment Operations
Net investment income (loss) C	.09	.14	.13	.13	.12
Net realized and unrealized gain (loss)	2.28	(6.66)	1.71	1.72	.91
Total from investment operations	2.37	(6.52)	1.84	1.85	1.03
Distributions from net investment income	(.10)	(.15)	(.28)	(.12)	(.20)
Distributions from net realized gain	-	(1.50)	(.67)	(.38)	-
Total distributions	(.10)	(1.65)	(.95) G	(.50)	(.20)
Net asset value, end of period	$ 11.00	$ 8.73	$ 16.90	$ 16.01	$ 14.66
Total Return A, B	27.16%	(41.77)%	12.00%	13.01%	7.53%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.69%	.68%	.70%	.69%
Expenses net of fee waivers, if any	.70%	.69%	.68%	.70%	.69%
Expenses net of all reductions	.70%	.69%	.68%	.69%	.64%
Net investment income (loss)	.95%	1.06%	.78%	.88%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,361	$ 162,731	$ 371,692	$ 375,775	$ 384,527
Portfolio turnover rate E	101%	123%	85%	109%	206%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.95 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.65	$ 16.76	$ 15.86	$ 14.53	$ 13.71
Income from Investment Operations
Net investment income (loss) C	.07	.12	.10	.11	.10
Net realized and unrealized gain (loss)	2.26	(6.60)	1.70	1.71	.90
Total from investment operations	2.33	(6.48)	1.80	1.82	1.00
Distributions from net investment income	(.08)	(.13)	(.23)	(.11)	(.18)
Distributions from net realized gain	-	(1.50)	(.67)	(.38)	-
Total distributions	(.08)	(1.63)	(.90) G	(.49)	(.18)
Net asset value, end of period	$ 10.90	$ 8.65	$ 16.76	$ 15.86	$ 14.53
Total Return A, B	27.02%	(41.90)%	11.86%	12.86%	7.40%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.84%	.83%	.85%	.84%
Expenses net of fee waivers, if any	.85%	.84%	.83%	.85%	.84%
Expenses net of all reductions	.85%	.84%	.83%	.84%	.79%
Net investment income (loss)	.80%	.91%	.63%	.73%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,760	$ 290,980	$ 628,130	$ 645,360	$ 596,787
Portfolio turnover rate E	101%	123%	85%	109%	206%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.90 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.671 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 16.96	$ 16.07	$ 14.74	$ 13.64
Income from Investment Operations
Net investment income (loss) E	.09	.14	.13	.13	.03
Net realized and unrealized gain (loss)	2.29	(6.69)	1.73	1.72	1.07
Total from investment operations	2.38	(6.55)	1.86	1.85	1.10
Distributions from net investment income	(.10)	(.14)	(.29)	(.14)	-
Distributions from net realized gain	-	(1.50)	(.67)	(.38)	-
Total distributions	(.10)	(1.64)	(.97) J	(.52)	-
Net asset value, end of period	$ 11.05	$ 8.77	$ 16.96	$ 16.07	$ 14.74
Total Return B, C, D	27.16%	(41.80)%	12.05%	12.95%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.71%	.68%	.70%	.73%	.78% A
Expenses net of fee waivers, if any	.71%	.68%	.70%	.73%	.78% A
Expenses net of all reductions	.71%	.68%	.70%	.72%	.72% A
Net investment income (loss)	.94%	1.06%	.76%	.85%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,427	$ 42,423	$ 98,623	$ 34,603	$ 9,564
Portfolio turnover rate G	101%	123%	85%	109%	206%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.97 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $.671 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,495,773
Gross unrealized depreciation	(67,089,455)
Net unrealized appreciation (depreciation)	$ 46,406,318

Tax Cost	$ 769,961,068

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 26,332
Capital loss carryforward	$ (243,697,162)
Net unrealized appreciation (depreciation)	$ 46,407,059

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008

Ordinary Income	$ 7,076,457	$ 36,982,099
Long-term Capital Gains	-	110,192,297
Total	$ 7,076,457	$ 147,174,396

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Investments in Derivative Instruments.

Objectives and Strategies for Investing in Derivative Instruments. The Fund uses derivative instruments ("derivatives"), including futures contracts, in order to meet its investment objectives. The Fund's strategy is to use derivatives as a risk management tool and as an additional way to gain exposure to certain types of assets. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

While utilizing derivatives in pursuit of its investment objectives, the Fund is exposed to certain financial risk relative to those derivatives. This risk is further explained below:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts. The Fund uses futures contracts to manage its exposure to the stock market. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument. Risks of loss may include equity risk and potential lack of liquidity in the market. Futures have minimal counterparty risk to the Fund since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The purchaser or seller of a futures contract is not required to pay for or deliver the instrument unless the contract is held until the delivery date. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Securities deposited to meet margin requirements are identified in the Fund's Schedule of Investments. Futures contracts are marked-to-market daily and subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and changes in value are recognized as unrealized gain (loss). Realized gain (loss) is recorded upon the expiration or closing of the futures contract. The net realized gain (loss) and change in unrealized gain (loss) on futures contracts during the period is included on the Statement of Operations.

At the end of the period, the Fund had no open futures contracts.

Annual Report

5. Investments in Derivative Instruments - continued

Realized and Change in Unrealized Gain (Loss) on Derivative Instruments. A summary of the Fund's value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Fund's Schedule of Investments. The table below reflects the Fund's realized gain (loss) and change in unrealized gain (loss) for derivatives during the period.

Risk Exposure / Derivative Type	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity Risk
Futures Contracts	$ 349,160	$ -
Total Derivatives Realized and Change in Unrealized Gain (Loss) (a)	$ 349,160	$ -

(a) Total derivatives realized gain (loss) included in the Statement of Operations is comprised of $349,160 for futures contracts.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $710,454,269 and $798,378,173, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 155,996
Service Class 2	728,940
$ 884,936

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 201,368
Service Class	125,831
Service Class 2	234,677
Investor Class	80,582
$ 642,458

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,209 for the period.

Annual Report

Notes to Financial Statements - continued

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,849 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $235,678.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $34,950 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 2,655,022	$ 4,222,386
Service Class	1,490,822	2,672,713
Service Class 2	2,474,932	4,148,382
Investor Class	455,681	648,583
Total	$ 7,076,457	$ 11,692,064
From net realized gain
Initial Class	$ -	$ 38,772,569
Service Class	-	32,204,342
Service Class 2	-	54,951,398
Investor Class	-	9,554,023
Total	$ -	$ 135,482,332

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	2,891,207	3,529,544	$ 27,637,583	$ 44,267,931
Reinvestment of distributions	247,251	3,272,088	2,655,022	42,994,955
Shares redeemed	(5,220,377)	(6,216,509)	(47,875,573)	(77,177,945)
Net increase (decrease)	(2,081,919)	585,123	$ (17,582,968)	$ 10,084,941

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Service Class
Shares sold	235,144	303,978	$ 2,126,529	$ 3,710,432
Reinvestment of distributions	140,252	2,639,728	1,490,822	34,877,055
Shares redeemed	(3,988,533)	(6,291,820)	(36,690,859)	(79,650,378)
Net increase (decrease)	(3,613,137)	(3,348,114)	$ (33,073,508)	$ (41,062,891)
Service Class 2
Shares sold	1,534,840	1,754,493	$ 13,830,269	$ 21,520,672
Reinvestment of distributions	235,223	4,498,522	2,474,932	59,099,780
Shares redeemed	(6,071,495)	(10,104,235)	(55,728,830)	(125,944,323)
Net increase (decrease)	(4,301,432)	(3,851,220)	$ (39,423,629)	$ (45,323,871)
Investor Class
Shares sold	1,061,045	4,679,746	$ 10,530,860	$ 62,579,096
Reinvestment of distributions	42,537	763,485	455,681	10,202,606
Shares redeemed	(1,287,819)	(6,421,947)	(11,610,394)	(67,508,615)
Net increase (decrease)	(184,237)	(978,716)	$ (623,853)	$ 5,273,087

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 45% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed in February and December 2009, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPGI-ANN-0210
1.540026.112

Fidelity® Variable Insurance Products:
Growth Opportunities Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Growth Opportunities - Initial Class A	45.85%	-1.48%	-3.28%
VIP Growth Opportunities - Service Class A,B	45.72%	-1.58%	-3.37%
VIP Growth Opportunities - Service Class 2 A, C	45.46%	-1.73%	-3.53%
VIP Growth Opportunities - Investor Class A, D	45.57%	-1.61%	-3.34%

A Prior to February 1, 2007, VIP Growth Opportunities Portfolio operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI®EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Steven Wymer, Portfolio Manager of VIP Growth Opportunities Portfolio: During the past year, the fund's shares outperformed the 37.21% gain of the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Key to the fund's performance was an overweighting and good stock picking in the technology space. Within software and services, a significant overweighting in Internet search and advertising leader Google made it the fund's top contributor. Salesforce.com also contributed in that area. In tech hardware and equipment, both Canada's Research In Motion and Apple moved up nicely on the strength of their smartphone offerings, the BlackBerry and iPhone, respectively. Underweighting and good picks within consumer staples also contributed, with Belgian brewer Anheuser-Busch InBev outperforming. Consumer discretionary was another bright spot, including stakes in casino operator Las Vegas Sands and coffee giant Starbucks. On the other hand, the fund's overweighting in health care stocks hurt, particularly in the pharmaceuticals/biotechnology/life science area, with holdings in Isis Pharmaceuticals and Immunomedics lagging when the market rebounded. A stake in Japanese video game console manufacturer Nintendo was the fund's largest single detractor, posting weak results in response to declining sales of its Wii gaming platform. Lastly, within diversified financials, Bank of America hurt as well. Several of these stocks were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.71%
Actual		$ 1,000.00	$ 1,262.60	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62
Service Class	.81%
Actual		$ 1,000.00	$ 1,262.20	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2.97%
Actual		$ 1,000.00	$ 1,261.30	$ 5.53
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Investor Class	.81%
Actual		$ 1,000.00	$ 1,260.90	$ 4.62
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.8	4.4
Apple, Inc.	4.3	4.0
Microsoft Corp.	2.7	1.8
Cree, Inc.	2.1	1.3
Starbucks Corp.	2.0	1.2
Salesforce.com, Inc.	1.9	1.1
Visa, Inc. Class A	1.8	2.0
Cisco Systems, Inc.	1.8	1.7
Amazon.com, Inc.	1.7	1.4
The Coca-Cola Co.	1.6	1.1
	24.7
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.0	35.3
Health Care	15.4	13.4
Consumer Discretionary	14.9	11.6
Consumer Staples	9.2	9.5
Industrials	6.6	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2009 *		As of June 30, 2009 **
	Stocks 99.1%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	4.3%	** Foreign investments	6.6%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 0.7%
Johnson Controls, Inc.	43,400	$ 1,182,216
Tenneco, Inc. (a)	101,800	1,804,914
		2,987,130
Diversified Consumer Services - 0.5%
Coinstar, Inc. (a)(c)	72,000	2,000,160
Hotels, Restaurants & Leisure - 5.6%
BJ's Restaurants, Inc. (a)	38,200	718,924
Buffalo Wild Wings, Inc. (a)(c)	57,400	2,311,498
Hyatt Hotels Corp. Class A	159,300	4,748,733
Las Vegas Sands Corp. unit	3,700	946,719
McDonald's Corp.	52,100	3,253,124
Starbucks Corp. (a)	357,800	8,250,868
Starwood Hotels & Resorts Worldwide, Inc.	57,400	2,099,118
The Cheesecake Factory, Inc. (a)	22,900	494,411
		22,823,395
Household Durables - 0.4%
Gafisa SA sponsored ADR (c)	29,400	951,384
iRobot Corp. (a)	24,357	428,683
Whirlpool Corp.	5,200	419,432
		1,799,499
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	51,500	6,927,780
Media - 1.4%
Comcast Corp. Class A	19,200	323,712
DIRECTV (a)	67,700	2,257,795
DreamWorks Animation SKG, Inc. Class A (a)	23,600	942,820
The Walt Disney Co.	61,600	1,986,600
		5,510,927
Multiline Retail - 0.7%
Target Corp.	60,200	2,911,874
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	16,300	629,669
Best Buy Co., Inc.	45,500	1,795,430
Home Depot, Inc.	53,600	1,550,648
Lumber Liquidators, Inc. (a)(c)	23,200	621,760
Rue21, Inc.	700	19,663
Staples, Inc.	104,500	2,569,655
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	39,700	720,952
		7,907,777
Textiles, Apparel & Luxury Goods - 2.0%
Coach, Inc.	26,800	979,004
Lululemon Athletica, Inc. (a)(c)	99,086	2,982,489

	Shares	Value
NIKE, Inc. Class B	15,300	$ 1,010,871
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	114,000	3,352,740
		8,325,104
TOTAL CONSUMER DISCRETIONARY		61,193,646
CONSUMER STAPLES - 9.2%
Beverages - 2.8%
Dr Pepper Snapple Group, Inc.	64,800	1,833,840
PepsiCo, Inc.	46,200	2,808,960
The Coca-Cola Co.	117,300	6,686,100
		11,328,900
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	22,500	1,331,325
Wal-Mart Stores, Inc.	111,500	5,959,675
Walgreen Co.	42,600	1,564,272
		8,855,272
Food Products - 1.1%
Green Mountain Coffee Roasters, Inc. (a)(c)	26,100	2,126,367
Smithfield Foods, Inc. (a)(c)	71,300	1,083,047
Tyson Foods, Inc. Class A	126,100	1,547,247
		4,756,661
Household Products - 0.9%
Procter & Gamble Co.	61,500	3,728,745
Personal Products - 0.8%
Avon Products, Inc.	81,958	2,581,677
Nu Skin Enterprises, Inc. Class A	21,800	585,766
		3,167,443
Tobacco - 1.4%
Philip Morris International, Inc.	120,100	5,787,619
TOTAL CONSUMER STAPLES		37,624,640
ENERGY - 5.9%
Energy Equipment & Services - 1.1%
FMC Technologies, Inc. (a)	13,230	765,223
National Oilwell Varco, Inc.	34,303	1,512,419
Schlumberger Ltd.	20,300	1,321,327
Transocean Ltd. (a)	14,479	1,198,861
		4,797,830
Oil, Gas & Consumable Fuels - 4.8%
Cameco Corp.	32,100	1,036,647
Chesapeake Energy Corp.	129,536	3,352,392
EOG Resources, Inc.	10,400	1,011,920
EXCO Resources, Inc.	47,400	1,006,302
Exxon Mobil Corp.	11,600	791,004
Peabody Energy Corp.	52,851	2,389,394
Petrohawk Energy Corp. (a)	124,000	2,974,760
Petroleo Brasileiro SA - Petrobras sponsored ADR	47,800	2,279,104
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	31,835	$ 1,586,975
SandRidge Energy, Inc. (a)	108,200	1,020,326
Southwestern Energy Co. (a)	44,607	2,150,057
		19,598,881
TOTAL ENERGY		24,396,711
FINANCIALS - 3.7%
Capital Markets - 1.1%
Charles Schwab Corp.	91,800	1,727,676
Goldman Sachs Group, Inc.	6,809	1,149,632
Knight Capital Group, Inc. Class A (a)	38,800	597,520
Morgan Stanley	12,500	370,000
Northern Trust Corp.	9,200	482,080
		4,326,908
Commercial Banks - 0.7%
Signature Bank, New York (a)	19,100	609,290
Wells Fargo & Co.	75,800	2,045,842
		2,655,132
Consumer Finance - 0.4%
Discover Financial Services	119,700	1,760,787
Diversified Financial Services - 1.4%
Bank of America Corp.	40,500	609,930
BM&F BOVESPA SA	319,529	2,260,351
Citigroup, Inc.	127,400	421,694
CME Group, Inc.	1,300	436,735
JPMorgan Chase & Co.	48,300	2,012,661
		5,741,371
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	6,187	493,723
TOTAL FINANCIALS		14,977,921
HEALTH CARE - 15.4%
Biotechnology - 9.3%
Alexion Pharmaceuticals, Inc. (a)	55,700	2,719,274
Alnylam Pharmaceuticals, Inc. (a)	30,300	533,886
Celgene Corp. (a)	18,965	1,055,971
Cepheid, Inc. (a)	139,400	1,739,712
Dendreon Corp. (a)(c)	137,100	3,602,988
Exelixis, Inc. (a)	187,200	1,379,664
Gilead Sciences, Inc. (a)	16,952	733,683
Human Genome Sciences, Inc. (a)	149,600	4,577,760
ImmunoGen, Inc. (a)	118,900	934,554
Immunomedics, Inc. (a)(c)	496,800	1,594,728
InterMune, Inc. (c)	167,300	2,181,592
Isis Pharmaceuticals, Inc. (a)	285,300	3,166,830
Metabolix, Inc. (a)	101,000	1,118,070
Micromet, Inc. (a)(c)	56,555	376,656
Myriad Genetics, Inc. (a)	13,000	339,300

	Shares	Value
Myriad Pharmaceuticals, Inc. (a)(c)	102,350	$ 514,821
Regeneron Pharmaceuticals, Inc. (a)	21,300	515,034
Rigel Pharmaceuticals, Inc. (a)	117,500	1,117,425
Seattle Genetics, Inc. (a)	402,938	4,093,850
Transition Therapeutics, Inc. (a)	148,291	525,049
Vertex Pharmaceuticals, Inc. (a)	125,500	5,377,675
		38,198,522
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	17,200	1,009,296
Medtronic, Inc.	10,500	461,790
Thoratec Corp. (a)	34,900	939,508
		2,410,594
Health Care Providers & Services - 1.2%
Express Scripts, Inc. (a)	18,000	1,556,100
McKesson Corp.	16,500	1,031,250
Medco Health Solutions, Inc. (a)	22,100	1,412,411
UnitedHealth Group, Inc.	32,800	999,744
		4,999,505
Health Care Technology - 0.2%
Cerner Corp. (a)	7,200	593,568
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	11,600	355,540
Life Technologies Corp. (a)	4,200	219,366
		574,906
Pharmaceuticals - 4.0%
Abbott Laboratories	59,900	3,234,001
Allergan, Inc.	23,900	1,505,939
Elan Corp. PLC sponsored ADR (a)	631,800	4,119,336
Johnson & Johnson	46,600	3,001,506
MAP Pharmaceuticals, Inc. (a)(c)	53,600	510,808
Merck & Co., Inc.	61,300	2,239,902
Teva Pharmaceutical Industries Ltd. sponsored ADR	28,000	1,573,040
		16,184,532
TOTAL HEALTH CARE		62,961,627
INDUSTRIALS - 6.6%
Aerospace & Defense - 1.4%
Honeywell International, Inc.	44,700	1,752,240
ITT Corp.	13,000	646,620
The Boeing Co.	62,500	3,383,125
		5,781,985
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	58,000	3,327,460
Construction & Engineering - 0.2%
Fluor Corp.	12,900	581,016
Quanta Services, Inc. (a)	24,441	509,350
		1,090,366
Electrical Equipment - 0.5%
A123 Systems, Inc. (c)	15,900	356,796
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
American Superconductor Corp. (a)	19,500	$ 797,550
First Solar, Inc. (a)(c)	5,600	758,240
		1,912,586
Industrial Conglomerates - 0.9%
3M Co.	38,900	3,215,863
General Electric Co.	30,900	467,517
		3,683,380
Machinery - 1.4%
Caterpillar, Inc.	52,700	3,003,373
Danaher Corp.	28,000	2,105,600
Deere & Co.	10,000	540,900
		5,649,873
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	20,300	2,001,986
Hertz Global Holdings, Inc. (a)(c)	114,400	1,363,648
Union Pacific Corp.	38,300	2,447,370
		5,813,004
TOTAL INDUSTRIALS		27,258,654
INFORMATION TECHNOLOGY - 41.0%
Communications Equipment - 4.7%
Cisco Systems, Inc. (a)	307,500	7,361,550
F5 Networks, Inc. (a)	16,500	874,170
Infinera Corp. (a)	56,000	496,720
Juniper Networks, Inc. (a)	46,700	1,245,489
Palm, Inc. (a)(c)	269,400	2,704,776
QUALCOMM, Inc.	133,295	6,166,227
Research In Motion Ltd. (a)	6,300	425,502
		19,274,434
Computers & Peripherals - 7.2%
Apple, Inc. (a)	84,242	17,763,268
Hewlett-Packard Co.	126,100	6,495,411
International Business Machines Corp.	32,400	4,241,160
NetApp, Inc. (a)	30,000	1,031,700
		29,531,539
Electronic Equipment & Components - 0.9%
Corning, Inc.	76,500	1,477,215
Prime View International Co. Ltd. sponsored GDR (a)(d)	3,000	78,975
Universal Display Corp. (a)(c)	167,500	2,070,300
		3,626,490
Internet Software & Services - 6.1%
Baidu.com, Inc. sponsored ADR (a)	2,300	945,829
eBay, Inc. (a)	102,900	2,422,266
Google, Inc. Class A (a)	31,492	19,524,409

	Shares	Value
LogMeIn, Inc.	66,800	$ 1,332,660
OpenTable, Inc. (c)	29,700	756,162
		24,981,326
IT Services - 3.2%
Cognizant Technology Solutions Corp. Class A (a)	53,532	2,425,000
MasterCard, Inc. Class A	6,700	1,715,066
VeriFone Holdings, Inc. (a)	83,800	1,372,644
Visa, Inc. Class A	85,200	7,451,592
		12,964,302
Semiconductors & Semiconductor Equipment - 9.8%
Advanced Micro Devices, Inc. (a)	112,400	1,088,032
Analog Devices, Inc.	42,700	1,348,466
Applied Materials, Inc.	103,500	1,442,790
Atheros Communications, Inc. (a)	86,200	2,951,488
Broadcom Corp. Class A (a)	65,200	2,050,540
Cree, Inc. (a)(c)	150,500	8,483,685
Cypress Semiconductor Corp. (a)	250,800	2,648,448
Intel Corp.	250,200	5,104,080
International Rectifier Corp. (a)	74,000	1,636,880
NVIDIA Corp. (a)	236,200	4,412,216
Power Integrations, Inc.	43,800	1,592,568
Rambus, Inc. (a)(c)	121,600	2,967,040
Rubicon Technology, Inc. (a)(c)	62,900	1,277,499
Tessera Technologies, Inc. (a)	51,800	1,205,386
Texas Instruments, Inc.	54,900	1,430,694
Xilinx, Inc.	26,100	654,066
		40,293,878
Software - 9.1%
ArcSight, Inc. (a)	83,800	2,143,604
Fortinet, Inc.	20,100	353,157
Microsoft Corp.	362,400	11,049,576
Oracle Corp.	109,200	2,679,768
Red Hat, Inc. (a)	209,700	6,479,730
Salesforce.com, Inc. (a)	104,924	7,740,243
Solera Holdings, Inc.	21,200	763,412
SuccessFactors, Inc. (a)	127,300	2,110,634
Sybase, Inc. (a)	43,400	1,883,560
TiVo, Inc. (a)	192,800	1,962,704
		37,166,388
TOTAL INFORMATION TECHNOLOGY		167,838,357
MATERIALS - 2.4%
Chemicals - 1.2%
Dow Chemical Co.	24,700	682,461
Monsanto Co.	35,000	2,861,250
The Mosaic Co.	19,900	1,188,627
		4,732,338
Metals & Mining - 1.2%
Barrick Gold Corp.	25,300	998,371
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	37,100	$ 2,978,759
Nucor Corp.	22,300	1,040,295
		5,017,425
TOTAL MATERIALS		9,749,763
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Indiabulls Power Ltd.	13,989	10,489
TOTAL COMMON STOCKS (Cost $317,114,562)		406,011,808
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 0.16% (e)	3,906,032	3,906,032
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	26,811,623	26,811,623
TOTAL MONEY MARKET FUNDS (Cost $30,717,655)		30,717,655
TOTAL INVESTMENT PORTFOLIO - 106.6% (Cost $347,832,217)		436,729,463
NET OTHER ASSETS - (6.6)%		(27,153,496)
NET ASSETS - 100%		$ 409,575,967
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $78,975 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 37,586
Fidelity Securities Lending Cash Central Fund	150,915
Total	$ 188,501
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 61,193,646	$ 60,246,927	$ 946,719	$ -
Consumer Staples	37,624,640	37,624,640	-	-
Energy	24,396,711	24,396,711	-	-
Financials	14,977,921	14,977,921	-	-
Health Care	62,961,627	62,961,627	-	-
Industrials	27,258,654	27,258,654	-	-
Information Technology	167,838,357	167,838,357	-	-
Materials	9,749,763	9,749,763	-	-
Utilities	10,489	10,489	-	-
Money Market Funds	30,717,655	30,717,655	-	-
Total Investments in Securities:	$ 436,729,463	$ 435,782,744	$ 946,719	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,146,400
Total Realized Gain (Loss)	4,269,764
Total Unrealized Gain (Loss)	470,319
Cost of Purchases	-
Proceeds of Sales	(6,939,764)
Amortization/Accretion	-
Transfers in/out of Level 3	(946,719)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At December 31, 2009, the fund had a capital loss carryforward of approximately $211,605,976 of which $72,347,206, $60,908,152 and $78,350,618 will expire on December 31, 2010, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $25,947,306) - See accompanying schedule: Unaffiliated issuers (cost $317,114,562)	$ 406,011,808
Fidelity Central Funds (cost $30,717,655)	30,717,655
Total Investments (cost $347,832,217)		$ 436,729,463
Receivable for investments sold		653,577
Receivable for fund shares sold		55,677
Dividends receivable		310,730
Distributions receivable from Fidelity Central Funds		14,619
Prepaid expenses		1,706
Other receivables		66,734
Total assets		437,832,506

Liabilities
Payable for investments purchased	$ 462,539
Payable for fund shares redeemed	678,246
Accrued management fee	187,796
Distribution fees payable	22,870
Other affiliated payables	37,132
Other payables and accrued expenses	56,333
Collateral on securities loaned, at value	26,811,623
Total liabilities		28,256,539

Net Assets		$ 409,575,967
Net Assets consist of:
Paid in capital		$ 533,982,070
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(213,303,432)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,897,329
Net Assets		$ 409,575,967

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($157,864,282 ÷ 10,881,586 shares)	$ 14.51

Service Class: Net Asset Value, offering price and redemption price per share ($187,696,214 ÷ 12,963,802 shares)	$ 14.48

Service Class 2: Net Asset Value, offering price and redemption price per share ($36,246,575 ÷ 2,517,694 shares)	$ 14.40

Investor Class: Net Asset Value, offering price and redemption price per share ($27,768,896 ÷ 1,919,882 shares)	$ 14.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009
Investment Income
Dividends		$ 3,903,315
Interest		78
Income from Fidelity Central Funds		188,501
Total income		4,091,894

Expenses
Management fee	$ 1,884,077
Transfer agent fees	291,440
Distribution fees	230,158
Accounting and security lending fees	133,006
Custodian fees and expenses	40,875
Independent trustees' compensation	2,380
Audit	59,166
Legal	2,338
Miscellaneous	29,370
Total expenses before reductions	2,672,810
Expense reductions	(9,758)	2,663,052
Net investment income (loss)		1,428,842
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,940,397)
Foreign currency transactions	(33,356)
Capital gain distributions from Fidelity Central Funds	1,317
Total net realized gain (loss)		(41,972,436)
Change in net unrealized appreciation (depreciation) on: Investment securities	170,165,365
Assets and liabilities in foreign currencies	354
Total change in net unrealized appreciation (depreciation)		170,165,719
Net gain (loss)		128,193,283
Net increase (decrease) in net assets resulting from operations		$ 129,622,125

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,428,842	$ 1,639,402
Net realized gain (loss)	(41,972,436)	(95,683,983)
Change in net unrealized appreciation (depreciation)	170,165,719	(251,726,660)
Net increase (decrease) in net assets resulting from operations	129,622,125	(345,771,241)
Distributions to shareholders from net investment income	(1,422,362)	(1,681,321)
Share transactions - net increase (decrease)	8,555,836	(53,861,477)
Total increase (decrease) in net assets	136,755,599	(401,314,039)

Net Assets
Beginning of period	272,820,368	674,134,407
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $13, respectively)	$ 409,575,967	$ 272,820,368

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 22.37	$ 18.16	$ 17.34	$ 16.07
Income from Investment Operations
Net investment income (loss) C	.06	.07	(.01)	.02 F	.10
Net realized and unrealized gain (loss)	4.52	(12.38)	4.22	.92	1.32
Total from investment operations	4.58	(12.31)	4.21	.94	1.42
Distributions from net investment income	(.06)	(.07)	-	(.12)	(.15)
Net asset value, end of period	$ 14.51	$ 9.99	$ 22.37	$ 18.16	$ 17.34
Total Return A, B	45.85%	(55.02)%	23.18%	5.46%	8.89%
Ratios to Average Net Assets D, G
Expenses before reductions	.72%	.71%	.68%	.72%	.70%
Expenses net of fee waivers, if any	.72%	.71%	.68%	.72%	.70%
Expenses net of all reductions	.72%	.71%	.68%	.67%	.65%
Net investment income (loss)	.50%	.42%	(.05)%	.10% F	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,864	$ 115,057	$ 321,507	$ 310,736	$ 400,644
Portfolio turnover rate E	88%	148%	100%	128%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 22.32	$ 18.14	$ 17.33	$ 16.05
Income from Investment Operations
Net investment income (loss) C	.05	.05	(.03)	- G, I	.09
Net realized and unrealized gain (loss)	4.51	(12.34)	4.21	.91	1.32
Total from investment operations	4.56	(12.29)	4.18	.91	1.41
Distributions from net investment income	(.05)	(.06)	-	(.10)	(.13)
Net asset value, end of period	$ 14.48	$ 9.97	$ 22.32	$ 18.14	$ 17.33
Total Return A, B	45.72%	(55.06)%	23.04%	5.30%	8.86%
Ratios to Average Net Assets D, H
Expenses before reductions	.82%	.81%	.78%	.82%	.80%
Expenses net of fee waivers, if any	.82%	.81%	.78%	.82%	.80%
Expenses net of all reductions	.82%	.81%	.78%	.78%	.75%
Net investment income (loss)	.40%	.32%	(.15)%	-% F, G	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 187,696	$ 126,076	$ 231,249	$ 176,556	$ 200,798
Portfolio turnover rate E	88%	148%	100%	128%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.21)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 22.15	$ 18.03	$ 17.23	$ 15.96
Income from Investment Operations
Net investment income (loss) C	.03	.03	(.06)	(.03) F	.06
Net realized and unrealized gain (loss)	4.48	(12.24)	4.18	.91	1.32
Total from investment operations	4.51	(12.21)	4.12	.88	1.38
Distributions from net investment income	(.03)	(.02)	-	(.08)	(.11)
Net asset value, end of period	$ 14.40	$ 9.92	$ 22.15	$ 18.03	$ 17.23
Total Return A, B	45.46%	(55.12)%	22.85%	5.12%	8.68%
Ratios to Average Net Assets D, G
Expenses before reductions	.98%	.97%	.94%	.99%	.96%
Expenses net of fee waivers, if any	.98%	.97%	.94%	.99%	.96%
Expenses net of all reductions	.98%	.97%	.94%	.94%	.92%
Net investment income (loss)	.24%	.16%	(.31) %	(.17)% F	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,247	$ 24,622	$ 88,013	$ 60,690	$ 60,406
Portfolio turnover rate E	88%	148%	100%	128%	123%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.38)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 22.28	$ 18.11	$ 17.33	$ 16.20
Income from Investment Operations
Net investment income (loss) E	.05	.05	(.04)	(.01) H	.02
Net realized and unrealized gain (loss)	4.49	(12.31)	4.21	.91	1.11
Total from investment operations	4.54	(12.26)	4.17	.90	1.13
Distributions from net investment income	(.05)	(.05)	-	(.12)	-
Net asset value, end of period	$ 14.46	$ 9.97	$ 22.28	$ 18.11	$ 17.33
Total Return B, C, D	45.57%	(55.05)%	23.03%	5.26%	6.98%
Ratios to Average Net Assets F, J
Expenses before reductions	.82%	.82%	.80%	.88%	.87% A
Expenses net of fee waivers, if any	.82%	.82%	.80%	.88%	.87% A
Expenses net of all reductions	.82%	.81%	.80%	.83%	.83% A
Net investment income (loss)	.40%	.31%	(.17)%	(.06)% H	.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,769	$ 7,065	$ 33,366	$ 12,982	$ 4,353
Portfolio turnover rate G	88%	148%	100%	128%	123%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.27)%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events.The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 106,896,728
Gross unrealized depreciation	(19,696,938)
Net unrealized appreciation (depreciation)	$ 87,199,790

Tax Cost	$ 349,529,673

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (211,605,976)
Net unrealized appreciation (depreciation)	$ 87,199,873

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 1,422,362	$ 1,681,321

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $307,952,206 and $286,887,121, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 156,966
Service Class 2	73,192
$ 230,158

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 108,530
Service Class	123,891
Service Class 2	26,882
Investor Class	32,137
$ 291,440

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,851 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,586 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $150,915.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,736 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $22.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 639,464	$ 843,132
Service Class	611,017	751,680
Service Class 2	73,076	53,382
Investor Class	98,805	33,127
Total	$ 1,422,362	$ 1,681,321

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	1,350,887	837,085	$ 15,926,565	$ 15,007,550
Reinvestment of distributions	45,160	84,145	639,464	843,132
Shares redeemed	(2,032,602)	(3,776,844)	(23,451,451)	(62,534,006)
Net increase (decrease)	(636,555)	(2,855,614)	$ (6,885,422)	$ (46,683,324)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Service Class
Shares sold	1,706,587	3,975,185	$ 17,708,126	$ 61,980,622
Reinvestment of distributions	43,243	75,093	611,017	751,680
Shares redeemed	(1,430,984)	(1,764,596)	(17,348,191)	(30,570,693)
Net increase (decrease)	318,846	2,285,682	$ 970,952	$ 32,161,609
Service Class 2
Shares sold	978,199	938,463	$ 11,327,744	$ 15,549,907
Reinvestment of distributions	5,201	5,365	73,076	53,382
Shares redeemed	(948,300)	(2,433,927)	(10,923,970)	(42,639,755)
Net increase (decrease)	35,100	(1,490,099)	$ 476,850	$ (27,036,466)
Investor Class
Shares sold	1,571,247	393,040	$ 18,163,247	$ 7,469,222
Reinvestment of distributions	7,002	3,313	98,805	33,127
Shares redeemed	(367,304)	(1,184,934)	(4,268,596)	(19,805,645)
Net increase (decrease)	1,210,945	(788,581)	$ 13,993,456	$ (12,303,296)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 56% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Opportunities Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of Service Class 2 ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRO-ANN-0210
1.540209.112

Fidelity® Variable Insurance Products:
Growth Strategies Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy andoutlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Life of fund A
VIP Growth Strategies - Initial Class	39.73%	-0.26%	-1.65%
VIP Growth Strategies - Service Class B	39.73%	-0.35%	-1.67%
VIP Growth Strategies - Service Class 2 C	39.33%	-0.52%	-1.92%
VIP Growth Strategies - Investor Class D	39.77%	-0.37%	-1.71%

A From December 27, 2000.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Growth Strategies Portfolio - Initial Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Steven Calhoun, Portfolio Manager of VIP Growth Strategies Portfolio: During the past year, the fund trailed the 46.29% return of the Russell Midcap® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Weak stock selection in consumer staples, health care, consumer discretionary, energy and materials weighed on performance, along with an overweighted exposure to health care and an underweighting in energy. Additionally, the fund's focus on quality growth stocks worked against it, as many of the best-performing stocks during the period were highly leveraged, riskier names that enjoyed strong recoveries from extremely depressed levels. From a capitalization standpoint, our underperformance was primarily limited to stocks with capitalizations of $5 billion or less. A sizable position in Heckmann, a U.S.-based company that operates a bottled water business in China, was hampered by falling revenues and problems with customer payments, making the stock our largest detractor. Other detractors - all of which I sold during the period - included medical device maker St. Jude Medical, fertilizer components producer Intrepid Potash, carpet maker Mohawk Industries and athenahealth, a provider of Internet-based services for physician practices. Heckmann, Mohawk and athenahealth were out-of-index positions. Conversely, performance was aided by strong picks in information technology, financials and telecommunication services, as well as by an underweighting in consumer staples and a lack of exposure to the lagging utilities sector. The fund's top individual contributor also was its second-largest holding at period end: ArthroCare, a maker of medical devices for sports medicine applications. The stock had been beaten up pretty badly in 2008 for a variety of reasons, and it rebounded strongly in 2009, as I had expected. Other contributors were China-based BYD Company, a maker of batteries for electric and hybrid cars, semiconductor maker Marvell Technology Group and Starwood Hotels & Resorts Worldwide. ArthroCare and BYD were out-of-index positions, and Starwood and BYD were sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.90%
Actual		$ 1,000.00	$ 1,247.40	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class	1.00%
Actual		$ 1,000.00	$ 1,247.40	$ 5.66
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Service Class 2	1.15%
Actual		$ 1,000.00	$ 1,245.60	$ 6.51
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85
Investor Class	.98%
Actual		$ 1,000.00	$ 1,247.00	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
The Mosaic Co.	3.2	1.0
ArthroCare Corp.	3.1	1.7
Agilent Technologies, Inc.	2.3	0.0
Cyberonics, Inc.	2.3	1.0
Heckmann Corp.	2.2	1.8
NVIDIA Corp.	2.0	0.0
Precision Castparts Corp.	1.9	2.0
Juniper Networks, Inc.	1.9	2.6
CSX Corp.	1.9	1.0
Edwards Lifesciences Corp.	1.8	1.1
	22.6
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.1	23.0
Health Care	17.6	17.0
Consumer Discretionary	16.6	14.4
Industrials	12.7	17.5
Energy	8.1	4.8
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 99.5%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	14.0%	** Foreign investments	17.2%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 1.0%
Johnson Controls, Inc.	6,100	$ 166,164
Hotels, Restaurants & Leisure - 1.0%
Starbucks Corp. (a)	7,012	161,697
Household Durables - 1.4%
Harman International Industries, Inc.	6,719	237,046
Internet & Catalog Retail - 1.0%
Expedia, Inc. (a)	6,459	166,061
Media - 2.9%
Discovery Communications, Inc. (a)	3,845	117,926
Focus Media Holding Ltd. ADR (a)	5,200	82,420
McGraw-Hill Companies, Inc.	5,882	197,106
VisionChina Media, Inc. ADR (a)	6,600	72,072
		469,524
Specialty Retail - 6.4%
Abercrombie & Fitch Co. Class A	7,096	247,296
Ross Stores, Inc.	3,774	161,188
TJX Companies, Inc.	6,567	240,024
Urban Outfitters, Inc. (a)	6,269	219,352
Zumiez, Inc. (a)	13,377	170,155
		1,038,015
Textiles, Apparel & Luxury Goods - 2.9%
Hanesbrands, Inc. (a)	11,003	265,282
Polo Ralph Lauren Corp. Class A	2,575	208,524
		473,806
TOTAL CONSUMER DISCRETIONARY		2,712,313
CONSUMER STAPLES - 4.7%
Beverages - 2.2%
Heckmann Corp. (a)	72,834	363,442
Food Products - 2.5%
Bunge Ltd.	3,887	248,107
Origin Agritech Ltd. (a)	12,800	150,656
		398,763
TOTAL CONSUMER STAPLES		762,205
ENERGY - 8.1%
Energy Equipment & Services - 3.6%
Exterran Holdings, Inc. (a)	3,500	75,075
Helmerich & Payne, Inc.	4,047	161,394
Smith International, Inc.	6,150	167,096
Weatherford International Ltd. (a)	10,200	182,682
		586,247
Oil, Gas & Consumable Fuels - 4.5%
Alpha Natural Resources, Inc. (a)	4,280	185,666
Arch Coal, Inc.	7,700	171,325
CONSOL Energy, Inc.	3,500	174,300

	Shares	Value
Denbury Resources, Inc. (a)	8,466	$ 125,297
Overseas Shipholding Group, Inc.	1,971	86,625
		743,213
TOTAL ENERGY		1,329,460
FINANCIALS - 6.6%
Capital Markets - 2.0%
Charles Schwab Corp.	8,500	159,970
Greenhill & Co., Inc.	2,033	163,128
		323,098
Commercial Banks - 0.5%
SunTrust Banks, Inc.	3,900	79,131
Diversified Financial Services - 3.2%
CME Group, Inc.	490	164,616
Moody's Corp.	7,802	209,094
MSCI, Inc. Class A (a)	4,907	156,043
		529,753
Real Estate Management & Development - 0.9%
Indiabulls Real Estate Ltd. (a)	29,302	143,764
TOTAL FINANCIALS		1,075,746
HEALTH CARE - 17.6%
Biotechnology - 4.7%
Alexion Pharmaceuticals, Inc. (a)	2,800	136,696
Alnylam Pharmaceuticals, Inc. (a)	2,908	51,239
AMAG Pharmaceuticals, Inc. (a)	4,233	160,981
Dendreon Corp. (a)	5,548	145,801
Human Genome Sciences, Inc. (a)	4,200	128,520
Isis Pharmaceuticals, Inc. (a)	5,328	59,141
Vertex Pharmaceuticals, Inc. (a)	2,000	85,700
		768,078
Health Care Equipment & Supplies - 8.0%
ArthroCare Corp. (a)	21,652	513,152
Cyberonics, Inc. (a)	18,103	370,025
Edwards Lifesciences Corp. (a)	3,500	303,975
NuVasive, Inc. (a)	4,068	130,095
		1,317,247
Health Care Providers & Services - 3.8%
Aetna, Inc.	5,200	164,840
CIGNA Corp.	5,148	181,570
Community Health Systems, Inc. (a)	4,600	163,760
Humana, Inc. (a)	2,400	105,336
		615,506
Health Care Technology - 1.1%
Cerner Corp. (a)	2,123	175,020
TOTAL HEALTH CARE		2,875,851
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 12.7%
Aerospace & Defense - 1.9%
Precision Castparts Corp.	2,871	$ 316,815
Building Products - 1.0%
Lennox International, Inc.	4,300	167,872
Construction & Engineering - 1.1%
Fluor Corp.	3,996	179,980
Electrical Equipment - 1.0%
Cooper Industries PLC Class A	3,700	157,768
Machinery - 5.1%
AGCO Corp. (a)	5,700	184,338
Bucyrus International, Inc. Class A	2,400	135,288
Cummins, Inc.	3,400	155,924
Flowserve Corp.	1,500	141,795
IDEX Corp.	2,700	84,105
Joy Global, Inc.	2,400	123,816
		825,266
Marine - 0.7%
Ultrapetrol (Bahamas) Ltd. (a)	23,849	113,521
Road & Rail - 1.9%
CSX Corp.	6,400	310,336
TOTAL INDUSTRIALS		2,071,558
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 1.9%
Juniper Networks, Inc. (a)	11,864	316,413
Computers & Peripherals - 2.7%
SanDisk Corp. (a)	8,600	249,314
Western Digital Corp. (a)	4,500	198,675
		447,989
Electronic Equipment & Components - 3.9%
Agilent Technologies, Inc. (a)	12,200	379,054
Avnet, Inc. (a)	6,200	186,992
Maxwell Technologies, Inc. (a)	3,500	62,440
		628,486
IT Services - 1.1%
MasterCard, Inc. Class A	700	179,186
Semiconductors & Semiconductor Equipment - 10.2%
Altera Corp.	7,785	176,175
ASM International NV (NASDAQ) (a)	3,645	93,786
ASML Holding NV (NY Shares)	5,500	187,495
Broadcom Corp. Class A (a)	5,700	179,265
KLA-Tencor Corp.	4,404	159,249
Marvell Technology Group Ltd. (a)	9,185	190,589
National Semiconductor Corp.	11,400	175,104
NVIDIA Corp. (a)	17,400	325,032
Xilinx, Inc.	7,013	175,746
		1,662,441

	Shares	Value
Software - 7.3%
Activision Blizzard, Inc. (a)	13,583	$ 150,907
ANSYS, Inc. (a)	3,883	168,755
Autonomy Corp. PLC (a)	7,198	175,775
BMC Software, Inc. (a)	6,700	268,670
Citrix Systems, Inc. (a)	4,000	166,440
Informatica Corp. (a)	6,886	178,072
VMware, Inc. Class A (a)	1,953	82,768
		1,191,387
TOTAL INFORMATION TECHNOLOGY		4,425,902
MATERIALS - 6.1%
Chemicals - 5.1%
Fertilizantes Fosfatados SA (PN) (a)	7,600	71,378
Potash Corp. of Saskatchewan, Inc.	2,200	239,526
The Mosaic Co.	8,800	525,622
		836,526
Metals & Mining - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	2,100	84,378
Randgold Resources Ltd. sponsored ADR	1,000	79,120
		163,498
TOTAL MATERIALS		1,000,024
TOTAL COMMON STOCKS (Cost $15,188,133)		16,253,059
Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.16% (b) (Cost $346,339)	346,339	346,339
Cash Equivalents - 0.2%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.01%, dated 12/31/09 due 1/4/10 (Collateralized by U.S. Government Obligations) # (Cost $29,000)	$ 29,000	29,000
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $15,563,472)		16,628,398
NET OTHER ASSETS - (1.8)%		(291,762)
NET ASSETS - 100%		$ 16,336,636
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$29,000 due 1/04/10 at 0.01%
BNP Paribas Securities Corp.	$ 2,502
Mizuho Securities USA, Inc.	26,498
$ 29,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 735
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy with the exception of Cash Equivalents which are categorized as Level 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.0%
Bermuda	2.6%
Netherlands	1.7%
Canada	1.5%
Switzerland	1.1%
United Kingdom	1.1%
Ireland	1.0%
British Virgin Islands	1.0%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $10,522,481 of which $9,247,932 and $1,274,549 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including repurchase agreements of $29,000) - See accompanying schedule: Unaffiliated issuers (cost $15,217,133)	$ 16,282,059
Fidelity Central Funds (cost $346,339)	346,339
Total Investments (cost $15,563,472)		$ 16,628,398
Cash		871
Receivable for fund shares sold		1,749
Dividends receivable		4,890
Distributions receivable from Fidelity Central Funds		21
Prepaid expenses		72
Receivable from investment adviser for expense reductions		3,523
Other receivables		10,301
Total assets		16,649,825

Liabilities
Payable for investments purchased	$ 248,191
Payable for fund shares redeemed	24,602
Accrued management fee	8,104
Distribution fees payable	1,207
Other affiliated payables	1,733
Other payables and accrued expenses	29,352
Total liabilities		313,189

Net Assets		$ 16,336,636
Net Assets consist of:
Paid in capital		$ 25,929,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,656,904)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,063,804
Net Assets		$ 16,336,636

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($5,202,375 ÷ 721,465 shares)	$ 7.21

Service Class: Net Asset Value, offering price and redemption price per share ($361,398 ÷ 50,150 shares)	$ 7.21

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,759,743 ÷ 816,572 shares)	$ 7.05

Investor Class: Net Asset Value, offering price and redemption price per share ($5,013,120 ÷ 699,271 shares)	$ 7.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009
Investment Income
Dividends		$ 73,874
Special dividends		11,960
Interest		6
Income from Fidelity Central Funds		735
Total income		86,575

Expenses
Management fee	$ 87,978
Transfer agent fees	22,925
Distribution fees	12,622
Accounting fees and expenses	5,591
Custodian fees and expenses	22,921
Independent trustees' compensation	101
Audit	51,673
Legal	107
Miscellaneous	604
Total expenses before reductions	204,522
Expense reductions	(62,555)	141,967
Net investment income (loss)		(55,392)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	694,050
Foreign currency transactions	2,361
Total net realized gain (loss)		696,411
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,397)	4,198,934
Assets and liabilities in foreign currencies	1,072
Total change in net unrealized appreciation (depreciation)		4,200,006
Net gain (loss)		4,896,417
Net increase (decrease) in net assets resulting from operations		$ 4,841,025

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (55,392)	$ (106,218)
Net realized gain (loss)	696,411	(11,049,415)
Change in net unrealized appreciation (depreciation)	4,200,006	(5,392,924)
Net increase (decrease) in net assets resulting from operations	4,841,025	(16,548,557)
Distributions to shareholders from net realized gain	-	(57,864)
Share transactions - net increase (decrease)	(2,458,775)	(10,435,892)
Total increase (decrease) in net assets	2,382,250	(27,042,313)

Net Assets
Beginning of period	13,954,386	40,996,699
End of period	$ 16,336,636	$ 13,954,386

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.16	$ 10.09	$ 9.44	$ 9.15	$ 8.71
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.02)	(.05)	(.02) G	(.02) H
Net realized and unrealized gain (loss)	2.07	(4.89)	1.70	.80	.73
Total from investment operations	2.05	(4.91)	1.65	.78	.71
Distributions from net realized gain	-	(.02)	(1.00)	(.49)	(.27)
Net asset value, end of period	$ 7.21	$ 5.16	$ 10.09	$ 9.44	$ 9.15
Total Return A,B	39.73%	(48.77)%	17.52%	8.53%	8.11%
Ratios to Average Net Assets D,I
Expenses before reductions	1.33%	1.14%	1.07%	1.21%	1.28%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.90%	.90%
Expenses net of all reductions	.88%	.89%	.89%	.89%	.82%
Net investment income (loss)	(.27)% F	(.30)%	(.46)%	(.18)% G	(.21)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,202	$ 4,734	$ 16,005	$ 6,434	$ 6,168
Portfolio turnover rate E	280%	292%	190%	200%	242%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.16	$ 10.11	$ 9.45	$ 9.16	$ 8.73
Income from Investment Operations
Net investment income (loss) C	(.02) F	(.03)	(.06)	(.03) G	(.03) H
Net realized and unrealized gain (loss)	2.07	(4.90)	1.71	.80	.73
Total from investment operations	2.05	(4.93)	1.65	.77	.70
Distributions from net realized gain	-	(.02)	(.99)	(.48)	(.27)
Net asset value, end of period	$ 7.21	$ 5.16	$ 10.11	$ 9.45	$ 9.16
Total Return A,B	39.73%	(48.87)%	17.51%	8.42%	7.98%
Ratios to Average Net Assets D,I
Expenses before reductions	1.38%	1.21%	1.14%	1.27%	1.44%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.01%
Expenses net of all reductions	.97%	.99%	.99%	.99%	.93%
Net investment income (loss)	(.37)% F	(.40)%	(.56)%	(.28)% G	(.32)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 361	$ 446	$ 1,297	$ 1,106	$ 1,135
Portfolio turnover rate E	280%	292%	190%	200%	242%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.46)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 5.06	$ 9.92	$ 9.29	$ 9.01	$ 8.61
Income from Investment Operations
Net investment income (loss) C	(.03) F	(.04)	(.07)	(.04) G	(.04) H
Net realized and unrealized gain (loss)	2.02	(4.80)	1.67	.79	.71
Total from investment operations	1.99	(4.84)	1.60	.75	.67
Distributions from net realized gain	-	(.02)	(.97)	(.47)	(.27)
Net asset value, end of period	$ 7.05	$ 5.06	$ 9.92	$ 9.29	$ 9.01
Total Return A,B	39.33%	(48.90)%	17.32%	8.29%	7.74%
Ratios to Average Net Assets D,I
Expenses before reductions	1.51%	1.35%	1.30%	1.44%	1.60%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.16%
Expenses net of all reductions	1.12%	1.14%	1.14%	1.14%	1.08%
Net investment income (loss)	(.52)% F	(.55)%	(.72)%	(.43)% G	(.47)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,760	$ 4,469	$ 13,622	$ 10,692	$ 10,222
Portfolio turnover rate E	280%	292%	190%	200%	242%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.61)%.

G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.68)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 K

Selected Per-Share Data
Net asset value, beginning of period	$ 5.13	$ 10.05	$ 9.41	$ 9.13	$ 8.95
Income from Investment Operations
Net investment income (loss) E	(.02) H	(.03)	(.07)	(.03) I	(.01) J
Net realized and unrealized gain (loss)	2.06	(4.87)	1.70	.80	.46
Total from investment operations	2.04	(4.90)	1.63	.77	.45
Distributions from net realized gain	-	(.02)	(.99)	(.49)	(.27)
Net asset value, end of period	$ 7.17	$ 5.13	$ 10.05	$ 9.41	$ 9.13
Total Return B,C,D	39.77%	(48.87)%	17.40%	8.44%	4.99%
Ratios to Average Net Assets F,L
Expenses before reductions	1.42%	1.27%	1.17%	1.35%	1.25% A
Expenses net of fee waivers, if any	.98%	.99%	1.05%	1.05%	1.05% A
Expenses net of all reductions	.95%	.97%	1.04%	1.04%	.97% A
Net investment income (loss)	(.35)% H	(.39)%	(.61)%	(.33)% I	(.36)% A,J
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,013	$ 4,305	$ 10,073	$ 3,776	$ 1,395
Portfolio turnover rate G	280%	292%	190%	200%	242%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.005 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.

I Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

J Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.43)%.

K For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Growth Strategies Portfolio (formerly VIP Aggressive Growth Portfolio) (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,411,046
Gross unrealized depreciation	(1,467,763)
Net unrealized appreciation (depreciation)	$ 943,283

Tax Cost	$ 15,685,115

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (10,522,481)
Net unrealized appreciation (depreciation)	$ 942,161

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ -	$ 57,864

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $39,550,147 and $41,929,312, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 385
Service Class 2	12,237
$ 12,622

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 7,443
Service Class	418
Service Class 2	4,253
Investor Class	10,811
$ 22,925

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $858 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $75 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Initial Class	.90%	$ 20,463
Service Class	1.00%	1,476
Service Class 2	1.15%	17,706
Investor Class	.98%	19,269
		$ 58,914

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,641 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net realized gain
Initial Class	$ -	$ 21,907
Service Class	-	1,938
Service Class 2	-	20,362
Investor Class	-	13,657
Total	$ -	$ 57,864

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	292,837	333,590	$ 1,695,514	$ 2,595,450
Reinvestment of distributions	-	2,530	-	21,907
Shares redeemed	(489,168)	(1,004,264)	(2,812,679)	(8,142,347)
Net increase (decrease)	(196,331)	(668,144)	$ (1,117,165)	$ (5,524,990)
Service Class
Shares sold	3,043	3,197	$ 20,044	$ 27,871
Reinvestment of distributions	-	224	-	1,938
Shares redeemed	(39,322)	(45,344)	(229,224)	(308,474)
Net increase (decrease)	(36,279)	(41,923)	$ (209,180)	$ (278,665)
Service Class 2
Shares sold	167,018	208,278	$ 942,222	$ 1,514,374
Reinvestment of distributions	-	2,393	-	20,362
Shares redeemed	(233,911)	(700,133)	(1,333,812)	(4,904,480)
Net increase (decrease)	(66,893)	(489,462)	$ (391,590)	$ (3,369,744)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Investor Class
Shares sold	272,289	568,295	$ 1,585,349	$ 4,027,072
Reinvestment of distributions	-	1,584	-	13,657
Shares redeemed	(411,890)	(733,248)	(2,326,189)	(5,303,222)
Net increase (decrease)	(139,601)	(163,369)	$ (740,840)	$ (1,262,493)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Strategies Portfolio (formerly VIP Aggressive Growth Portfolio):

We have audited the accompanying statement of assets and liabilities of VIP Growth Strategies Portfolio (formerly VIP Aggressive Growth Portfolio) (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Strategies Portfolio (formerly VIP Aggressive Growth Portfolio) as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2002

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Strategies Portfolio (formerly known as VIP Aggressive Growth Portfolio)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Growth Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it was lower than the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2008 and the total expenses of each of Investor Class, Service Class, and Service Class 2 ranked above its competitive median for 2008. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAG-ANN-0210
1.751800.109

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
VIP Mid Cap - Initial Class	40.09%	5.51%	10.21%
VIP Mid Cap - Service Class A	39.96%	5.41%	10.09%
VIP Mid Cap - Service Class 2 B	39.75%	5.25%	9.92%
VIP Mid Cap - Investor Class C	39.98%	5.41%	10.15%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1).

B The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 31, 1999 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the S&P® MidCap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: During the past year, the fund topped the 37.38% return of the Standard & Poor's® MidCap 400 Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the mid-cap benchmark, an underweighting and solid stock picking in financials helped the most. Overweightings in pockets of health care and consumer discretionary also added value, although poor stock selection partially offset those benefits in the latter case. My picks in health care and industrials, as well as an underweighting in utilities, further contributed. Additionally, our foreign holdings and a weak dollar helped significantly. Video entertainment provider Netflix enjoyed rapid growth in its online movie business and was the top contributor relative to the index. Other key contributors were teen clothing retailer Aeropostale - which I sold - and health care software/services provider Cerner. Conversely, our cash position hurt in a rising market. An overweighting and weak picks in consumer staples further detracted, as did stock selection in energy and materials. Unrewarding trading and lowered financial guidance hurt our holdings in French video-game software publisher Ubisoft Entertainment. Other notable detractors were discount retailer Wal-Mart Stores and mortgage insurance provider Old Republic International. Ubisoft Entertainment and Wal-Mart Stores were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.68%
Actual		$ 1,000.00	$ 1,223.40	$ 3.81
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 1,222.60	$ 4.37
Hypothetical A		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 1,221.90	$ 5.21
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.77%
Actual		$ 1,000.00	$ 1,223.10	$ 4.31
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Netflix, Inc.	3.9	3.4
Cerner Corp.	3.8	3.3
eBay, Inc.	3.4	3.0
Advance Auto Parts, Inc.	3.2	0.7
Hasbro, Inc.	2.9	2.6
The Walt Disney Co.	2.9	2.4
Shanda Interactive Entertainment Ltd. sponsored ADR	2.7	3.2
Reinsurance Group of America, Inc.	2.3	2.0
Longtop Financial Technologies Ltd. ADR	2.3	1.6
Old Republic International Corp.	1.7	1.9
	29.1
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.7	18.6
Information Technology	19.9	18.8
Health Care	16.8	17.7
Financials	9.6	9.1
Industrials	6.8	5.6
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 93.5%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 6.5%		Short-Term Investments and Net Other Assets 7.8%
	Other Investments 0.0%		Other Investments 0.1%
* Foreign investments	26.5%	** Foreign investments	25.2%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 0.9%
Amerigon, Inc. (a)	306,609	$ 2,434,475
China Automotive Systems, Inc. (a)	93	1,740
Fuel Systems Solutions, Inc. (a)(c)(d)	1,345,217	55,476,749
Gentex Corp.	75,994	1,356,493
Minth Group Ltd.	138,000	202,573
New Focus Auto Tech Holdings Ltd. (a)	5,687,675	1,296,671
Westport Innovations, Inc.	100	1,164
		60,769,865
Automobiles - 0.4%
Bajaj Auto Ltd.	100	3,781
Geely Automobile Holdings Ltd. (c)	43,345,000	23,656,434
Hyundai Motor Co. GDR (e)	100	5,224
Thor Industries, Inc.	100	3,140
		23,668,579
Distributors - 0.0%
LKQ Corp. (a)	100	1,959
Diversified Consumer Services - 0.7%
Bridgepoint Education, Inc. (c)(d)	2,725,048	40,930,221
China Distance Education Holdings Ltd. ADR (a)	420,789	2,688,842
MegaStudy Co. Ltd.	6,200	1,270,759
Raffles Education Corp. Ltd.	1,018	293
Universal Technical Institute, Inc. (a)	100	2,020
		44,892,135
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	200	3,764
Cafe de Coral Holdings Ltd.	2,000	4,568
Chipotle Mexican Grill, Inc. Class A (a)	200	17,632
Ctrip.com International Ltd. sponsored ADR (a)	100	7,186
Home Inns & Hotels Management, Inc. sponsored ADR (a)	100	3,535
Interval Leisure Group, Inc. (a)	125,300	1,562,491
Jollibee Food Corp.	700	828
Kappa Create Co. Ltd.	561,600	12,211,754
Little Sheep Group Ltd.	6,197,000	3,430,963
McDonald's Corp.	217,600	13,586,944
Minor International PCL (For. Reg.)	1,826,011	616,859
Papa John's International, Inc. (a)	88,751	2,073,223
Shangri-La Asia Ltd.	772,111	1,446,558
Sonic Corp. (a)	648,317	6,528,547
Starbucks Corp. (a)	576,800	13,301,008
Starwood Hotels & Resorts Worldwide, Inc.	994,208	36,358,187
TAJ GVK Hotels & Resorts Ltd.	297,699	943,579
		92,097,626
Household Durables - 0.8%
La-Z-Boy, Inc.	100	953

	Shares	Value
Makita Corp. sponsored ADR	100	$ 3,525
Tupperware Brands Corp.	1,201,893	55,972,157
		55,976,635
Internet & Catalog Retail - 3.9%
B2W Companhia Global Do Varejo	100	2,702
Blue Nile, Inc. (a)	100	6,333
Netflix, Inc. (a)(c)(d)	4,866,672	268,348,294
Overstock.com, Inc. (a)	100	1,356
Priceline.com, Inc. (a)	100	21,850
Wotif.com Holdings Ltd.	100	624
		268,381,159
Leisure Equipment & Products - 2.9%
Hasbro, Inc.	6,223,770	199,534,066
Nidec Copal Corp.	100	1,382
		199,535,448
Media - 3.1%
Cinemax India Ltd.	478,887	640,270
Den Networks Ltd.	3,500,000	14,822,775
E.W. Scripps Co. Class A (a)	33	230
Entertainment Network (India) Ltd. (a)	90,000	392,863
Global Mediacom Tbk PT	1,000	22
Ipsos SA	110	3,332
Marvel Entertainment, Inc. (a)	100	5,408
Naspers Ltd. Class N	100	4,049
Pearson PLC sponsored ADR	100	1,436
The Walt Disney Co.	5,992,947	193,272,541
Zee News Ltd.	39	49
		209,142,975
Multiline Retail - 0.0%
Dollar Tree, Inc. (a)	100	4,830
Golden Eagle Retail Group Ltd. (H Shares)	265,000	537,507
Intime Department Store Group Co. Ltd.	1,000	921
Kohl's Corp. (a)	100	5,393
Mothercare PLC	100	1,102
Parkson Retail Group Ltd.	1,000	1,760
		551,513
Specialty Retail - 6.2%
Advance Auto Parts, Inc. (d)	5,449,477	220,594,829
Asahi Co. Ltd.	400	5,962
Belle International Holdings Ltd.	1,000	1,158
Chow Sang Sang Holdings International Ltd.	2,000	2,394
Fast Retailing Co. Ltd.	100	18,803
H&M Hennes & Mauritz AB (B Shares)	100	5,551
Hengdeli Holdings Ltd.	6,000	2,265
Hot Topic, Inc. (a)(d)	2,687,086	17,089,867
Inditex SA	687	42,676
J. Crew Group, Inc. (a)	100	4,474
JB Hi-Fi Ltd.	100	2,030
Lumber Liquidators, Inc. (a)	100	2,680
Nitori Co. Ltd.	100	7,447
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ross Stores, Inc.	1,614,078	$ 68,937,271
Sally Beauty Holdings, Inc. (a)(d)	9,384,811	71,793,804
SAZABY, Inc.	464,400	5,488,615
TJX Companies, Inc.	991,327	36,233,002
Tsutsumi Jewelry Co. Ltd.	85,500	1,724,329
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	100	1,816
Urban Outfitters, Inc. (a)	100	3,499
USS Co. Ltd.	100	6,108
		421,968,580
Textiles, Apparel & Luxury Goods - 0.4%
Anta Sports Products Ltd.	1,000	1,475
Columbia Sportswear Co. (c)	168,999	6,597,721
Daphne International Holdings Ltd.	8,182,000	6,570,578
Shenzhou International Group Holdings Ltd.	9,063,000	11,801,754
Under Armour, Inc. Class A (sub. vtg.) (a)(c)	200,376	5,464,254
		30,435,782
TOTAL CONSUMER DISCRETIONARY		1,407,422,256
CONSUMER STAPLES - 6.5%
Beverages - 0.8%
Companhia de Bebidas das Americas (AmBev) sponsored ADR	20	1,727
Molson Coors Brewing Co. Class B	1,300,409	58,726,470
Yantai Changyu Pioneer Wine Co. (B Shares)	130	1,156
		58,729,353
Food & Staples Retailing - 3.5%
BJ's Wholesale Club, Inc. (a)	1,075,595	35,182,712
Breadtalk Group Ltd.	1,000	477
China Nepstar Chain Drugstore Ltd. ADR	100	729
Colruyt NV	100	24,109
Cosmos Pharmaceutical Corp.	100	2,525
Daikokutenbussan Co. Ltd.	79,000	2,176,577
Heng Tai Consumables Group Ltd.	98,398,965	9,902,698
Kroger Co.	3,415,334	70,116,807
Magnit OJSC GDR (Reg. S)	100	1,585
PriceSmart, Inc.	100	2,044
REI Six Ten Retail Ltd.	1,570	3,689
Shinsegae Food Co. Ltd.	100	6,663
Sugi Holdings Co. Ltd. (c)	523,500	11,507,090
Wal-Mart de Mexico SA de CV Class V sponsored ADR	204	9,170
Wal-Mart Stores, Inc.	2,042,296	109,160,721
		238,097,596
Food Products - 2.1%
Britannia Industries Ltd.	41,784	1,512,903

	Shares	Value
Campbell Soup Co.	364,886	$ 12,333,147
China Agri-Industries Holding Ltd.	2,000	2,613
China Foods Ltd.	4,000	3,584
China Huiyuan Juice Group Ltd.	500	355
China Yurun Food Group Ltd.	1,000	2,967
ConAgra Foods, Inc.	1,015,077	23,397,525
REI Agro Ltd.	4,190	4,379
Rocky Mountain Chocolate Factory, Inc.	105	851
Smart Balance, Inc. (a)	100	600
Tingyi (Cayman Island) Holding Corp.	2,000	4,949
Toyo Suisan Kaisha Ltd.	2,524,000	58,233,192
Want Want China Holdings Ltd.	65,053,600	45,427,384
		140,924,449
Personal Products - 0.1%
Concern Kalina OJSC:
GDR (e)	21,643	344,414
sponsored ADR	94,200	1,499,046
GLG Life Tech Corp. (a)	25	194
Hengan International Group Co. Ltd.	720,200	5,332,330
Natura Cosmeticos SA	100	2,114
		7,178,098
TOTAL CONSUMER STAPLES		444,929,496
ENERGY - 5.7%
Energy Equipment & Services - 5.6%
BJ Services Co.	1,422,562	26,459,653
Dresser-Rand Group, Inc. (a)	2,346,769	74,181,368
Ensco International Ltd. ADR	1,861,503	74,348,430
Helix Energy Solutions Group, Inc. (a)	1,075,596	12,638,253
Helmerich & Payne, Inc.	440,900	17,583,092
Nabors Industries Ltd. (a)	4,906,408	107,401,271
Newpark Resources, Inc. (a)(d)	4,644,291	19,645,351
Noble Corp.	139,300	5,669,510
Parker Drilling Co. (a)(d)	6,214,093	30,759,760
Patterson-UTI Energy, Inc.	1,025,904	15,747,626
		384,434,314
Oil, Gas & Consumable Fuels - 0.1%
China Shenhua Energy Co. Ltd. (H Shares)	500	2,427
Clean Energy Fuels Corp. (a)	100	1,541
Niko Resources Ltd.	100	9,366
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	400	16,956
Plains Exploration & Production Co. (a)	124,300	3,438,138
Sasol Ltd. sponsored ADR	100	3,994
Surgutneftegaz JSC sponsored ADR	500	4,445
		3,476,867
TOTAL ENERGY		387,911,181
Common Stocks - continued
	Shares	Value
FINANCIALS - 9.6%
Capital Markets - 1.3%
Ameriprise Financial, Inc.	591,209	$ 22,950,733
Edelweiss Capital Ltd.	100	1,081
Janus Capital Group, Inc.	2,777,237	37,353,838
Marusan Securities Co. Ltd.	2,836,700	15,500,460
W.P. Carey & Co. LLC	338,848	9,369,147
		85,175,259
Commercial Banks - 0.7%
Bank of Baroda	634,966	7,031,691
Bank of Georgia unit (a)	100	835
Espirito Santo Financial Group SA	100	2,176
IndusInd Bank Ltd.	100	309
Punjab National Bank	100	2,075
The Jammu & Kashmir Bank Ltd.	423	5,291
The Mie Bank Ltd.	1,000	2,705
The Suruga Bank Ltd.	1,000	8,719
Union Bank of India	7,699,690	43,824,027
Yes Bank Ltd. (a)	100	573
		50,878,401
Diversified Financial Services - 0.1%
African Bank Investments Ltd.	100	402
Banco ABC Brasil SA	100	694
CRISIL Ltd.	88,255	8,451,923
ICRA Ltd.	5,110	91,074
		8,544,093
Insurance - 6.5%
Admiral Group PLC	217,663	4,182,617
AFLAC, Inc.	27,100	1,253,375
AXA SA sponsored ADR	100	2,368
Axis Capital Holdings Ltd.	1,200	34,092
Bajaj Finserv Ltd.	100	745
China Life Insurance Co. Ltd. (a)	239,858	186,323
China Life Insurance Co. Ltd. ADR	266	19,511
CNinsure, Inc. ADR (c)	147,554	2,962,884
Lincoln National Corp.	357,500	8,894,600
Old Republic International Corp.	11,460,180	115,060,207
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	500	4,347
Presidential Life Corp.	790,158	7,229,946
Progressive Corp.	1,945,808	35,005,086
Protective Life Corp.	2,311,869	38,261,432
Reinsurance Group of America, Inc.	3,354,011	159,818,624
The Chubb Corp.	1,454,079	71,511,605
		444,427,762
Real Estate Management & Development - 1.0%
Allgreen Properties Ltd.	1,148,000	1,004,939
Cyrela Commercial Properties SA Empreendimentos e Participações	680	4,791
Goldcrest Co. Ltd.	500,950	14,034,494
Iguatemi Empresa de Shopping Centers SA	1,489,400	27,771,371

	Shares	Value
Indiabulls Real Estate Ltd. (a)	2,693,969	$ 13,217,340
Kenedix, Inc. (a)	15,473	5,009,163
New World China Land Ltd.	14,953,200	5,651,125
Songbird Estates PLC Class B (a)	5,914	15,293
SPG Land (Holdings) Ltd.	2,200,100	1,314,932
		68,023,448
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	142	8,187
People's United Financial, Inc.	100	1,670
		9,857
TOTAL FINANCIALS		657,058,820
HEALTH CARE - 16.8%
Biotechnology - 0.9%
3SBio, Inc. sponsored ADR (a)	567,862	7,774,031
Abcam PLC	420,200	6,502,442
AMAG Pharmaceuticals, Inc. (a)(c)(d)	1,197,606	45,544,956
Clinical Data, Inc. (a)	150	2,739
Dendreon Corp. (a)	400	10,512
Gilead Sciences, Inc. (a)	100	4,328
Halozyme Therapeutics, Inc. (a)	100	587
ImmunoGen, Inc. (a)	247,750	1,947,315
Sangamo Biosciences, Inc. (a)	197,488	1,169,129
Sino Biopharmaceutical Ltd.	7,999	2,528
		62,958,567
Health Care Equipment & Supplies - 3.7%
CareFusion Corp. (a)	12,800	320,128
DiaSorin S.p.A.	200	7,124
Edwards Lifesciences Corp. (a)	821,350	71,334,248
Electro-Optical Sciences, Inc. (a)(c)	649,977	6,733,762
HeartWare International, Inc. CDI (a)	100	101
Home Diagnostics, Inc. (a)	100	610
Kinetic Concepts, Inc. (a)	2,026,544	76,299,382
Masimo Corp. (a)	436,691	13,284,140
Meridian Bioscience, Inc.	132,250	2,849,988
Mindray Medical International Ltd. sponsored ADR	100	3,392
Mingyuan Medicare Development Co. Ltd. (a)	97,760,000	16,679,523
Nobel Biocare Holding AG (Switzerland)	546,810	18,366,944
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	4,780,000	15,929,789
Steris Corp.	963,510	26,949,375
ThermoGenesis Corp. (a)	351,638	200,785
Vascular Solutions, Inc. (a)	79,168	664,220
		249,623,511
Health Care Providers & Services - 2.1%
Almost Family, Inc. (a)	100	3,953
Apollo Hospitals Enterprise Ltd.	100	1,415
Centene Corp. (a)	1,468,028	31,078,153
Genoptix, Inc. (a)	100	3,553
HMS Holdings Corp. (a)	100	4,869
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
IPC The Hospitalist Co., Inc. (a)	192,991	$ 6,416,951
Laboratory Corp. of America Holdings (a)	681,125	50,975,395
Medial Saude SA (a)	751,000	7,497,074
Message Co. Ltd. (c)	1,619	3,304,913
Quest Diagnostics, Inc.	317,600	19,176,688
Ramsay Health Care Ltd.	101	988
ResCare, Inc. (a)(d)	1,779,274	19,927,869
U.S. Physical Therapy, Inc. (a)	284,515	4,816,839
		143,208,660
Health Care Technology - 6.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	5,460,749	110,470,952
athenahealth, Inc. (a)(c)	782,962	35,421,201
Cegedim SA (a)	150	12,348
Cerner Corp. (a)(c)	3,086,613	254,460,376
Eclipsys Corp. (a)	2,112,463	39,122,815
Quality Systems, Inc.	35,220	2,211,464
		441,699,156
Life Sciences Tools & Services - 1.9%
Bachem Holding AG (B Shares)	100	6,408
Bio-Rad Laboratories, Inc. Class A (a)	84,589	8,159,455
Harvard Bioscience, Inc. (a)(d)	1,882,775	6,721,507
QIAGEN NV (a)	1,523,000	33,993,360
Thermo Fisher Scientific, Inc. (a)	1,694,180	80,795,444
		129,676,174
Pharmaceuticals - 1.7%
Ardea Biosciences, Inc. (a)	219,966	3,079,524
Aspen Pharmacare Holdings Ltd. (a)	1,905,958	18,930,973
Boiron SA	55	2,347
Cadila Healthcare Ltd.	203,996	2,858,845
Cipla Ltd.	64,000	462,038
Endo Pharmaceuticals Holdings, Inc. (a)	3,571,683	73,255,218
Hi-Tech Pharmacal Co., Inc. (a)	100	2,805
Hikma Pharmaceuticals PLC	100	824
Novo Nordisk AS Series B sponsored ADR	100	6,385
Pfizer Ltd.	100	2,045
Piramal Healthcare Ltd.	2,337,984	18,790,520
PT Kalbe Farma Tbk	1,000	138
Questcor Pharmaceuticals, Inc. (a)	100	475
		117,392,137
TOTAL HEALTH CARE		1,144,558,205

	Shares	Value
INDUSTRIALS - 6.8%
Air Freight & Logistics - 0.0%
Business Post Group PLC	200	$ 1,031
FedEx Corp.	100	8,345
		9,376
Building Products - 0.2%
Asahi Glass Co. Ltd.	462,000	4,396,702
Blue Star Ltd.	1,013,255	8,464,533
Universal Forest Products, Inc.	100	3,681
		12,864,916
Commercial Services & Supplies - 0.3%
Cintas Corp.	609,572	15,879,351
Copart, Inc. (a)	100	3,663
R.R. Donnelley & Sons Co.	200,172	4,457,830
RINO International Corp. (a)	100	2,765
Steelcase, Inc. Class A	100	636
Taiwan Secom Co.	2,000	3,364
		20,347,609
Construction & Engineering - 1.3%
China Communications Construction Co. Ltd. (H Shares)	1,000	950
Fluor Corp.	356,735	16,067,344
Jacobs Engineering Group, Inc. (a)	1,247,272	46,909,900
MasTec, Inc. (a)	2,110,168	26,377,100
Orascom Construction Industries SAE GDR	200	9,052
		89,364,346
Electrical Equipment - 1.0%
AstroPower, Inc. (a)	100	0
Cooper Industries PLC Class A	1,326,184	56,548,486
Dongfang Electric Corp. Ltd.	200	1,066
First Solar, Inc. (a)	100	13,540
Fortune Electric Co. Ltd.	2,209,725	2,241,500
Harbin Electric, Inc. (a)	100	2,054
PowerSecure International, Inc. (a)	316,345	2,280,847
Vestas Wind Systems AS (a)	119,400	7,281,538
		68,369,031
Industrial Conglomerates - 0.3%
Hutchison Whampoa Ltd. ADR	100	3,440
Max India Ltd. (a)	4,953,349	23,699,443
		23,702,883
Machinery - 2.0%
3D Systems Corp. (a)	100	1,130
AGCO Corp. (a)	3,499,247	113,165,648
Bell Equipment Ltd. (a)	30,078	38,967
Energy Recovery, Inc. (a)	100	688
EVA Precision Industrial Holdings Ltd.	11,056,000	1,902,882
K-Tron International, Inc. (a)	62,700	6,817,998
KCI Konecranes Oyj	100	2,732
Komax Holding AG (Reg.)	100	6,954
Nippon Thompson Co. Ltd.	1,139,000	5,667,041
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Praj Industries Ltd. (a)	1,812,504	$ 4,128,026
R. STAHL AG	47,627	1,103,236
Spirax-Sarco Engineering PLC	100	2,004
Uzel Makina Sanayi AS (a)	456,690	119,041
		132,956,347
Professional Services - 1.5%
51job, Inc. sponsored ADR (a)	100	1,772
Advisory Board Co. (a)	100	3,066
Corporate Executive Board Co.	339,957	7,757,819
Equifax, Inc.	279,712	8,640,304
IHS, Inc. Class A (a)	100	5,481
JobStreet Corp. Bhd	2,617,600	1,077,925
Michael Page International PLC (c)	6,333,785	38,785,517
Randstad Holdings NV (a)	846,000	42,270,039
SGS Societe Generale de Surveillance Holding SA (Reg.)	100	130,475
Verisk Analytics, Inc.	119,600	3,621,488
		102,293,886
Road & Rail - 0.2%
CSX Corp.	270,734	13,127,892
Old Dominion Freight Lines, Inc. (a)	100	3,070
		13,130,962
Trading Companies & Distributors - 0.0%
Richelieu Hardware Ltd.	100	2,142
TOTAL INDUSTRIALS		463,041,498
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 1.4%
Airvana, Inc. (a)	100	760
BYD Electronic International Co. Ltd. (a)	100	81
Comtech Telecommunications Corp. (a)	447,491	15,684,560
Juniper Networks, Inc. (a)	2,802,584	74,744,915
MIC Electronics Ltd.	1,883,689	1,836,607
Option NV (a)	360	402
ZTE Corp. (H Shares)	236,600	1,454,607
		93,721,932
Computers & Peripherals - 1.6%
Acer, Inc.	1,010	3,037
ASUSTeK Computer, Inc.	2,191,193	4,233,064
Gemalto NV (a)	2,402,992	104,927,427
Lenovo Group Ltd.	2,000	1,239
Lenovo Group Ltd. ADR	10,700	132,145
Logitech International SA (a)	56	958
		109,297,870
Electronic Equipment & Components - 1.0%
Digital China Holdings Ltd. (H Shares)	20,188,300	26,875,025
HLS Systems International Ltd. (a)	136,920	1,644,409
Ingenico SA	1,073,876	26,074,551

	Shares	Value
Ingenico SA (a)	396,730	$ 9,632,915
Inspur International Ltd.	5,000	711
Itron, Inc. (a)	100	6,757
L-1 Identity Solutions, Inc. (a)	100	749
Lumax International Corp. Ltd.	514,250	993,456
RadiSys Corp. (a)	16,368	156,314
SYNNEX Corp. (a)	100	3,066
Trimble Navigation Ltd. (a)	700	17,640
Wasion Group Holdings Ltd.	2,000	2,079
		65,407,672
Internet Software & Services - 4.5%
Alibaba.com Ltd.	500	1,153
Answers Corp. (a)	100	898
comScore, Inc. (a)	100	1,755
Constant Contact, Inc. (a)(c)	467,390	7,478,240
eBay, Inc. (a)	9,813,863	231,018,335
F@N Communications, Inc. (c)	325	424,375
INFO Edge India Ltd.	35,287	673,692
Internet Brands, Inc. Class A (a)	1,462	11,447
LoopNet, Inc. (a)	694	6,898
NHN Corp. (a)	55,606	9,155,805
Rediff.com India Ltd. sponsored ADR (a)	1,100	2,761
ValueClick, Inc. (a)	1,103,527	11,167,693
VeriSign, Inc. (a)	706,097	17,115,791
Vocus, Inc. (a)	100	1,800
Web.com, Inc. (a)	43	281
WebMD Health Corp. (a)(c)	785,810	30,245,827
		307,306,751
IT Services - 1.9%
Affiliated Computer Services, Inc. Class A (a)	1,838,115	109,717,084
Computer Task Group, Inc. (a)	100	801
CyberSource Corp. (a)	100	2,011
Datacash Group PLC	184,200	622,182
Iress Market Technology Ltd.	100	772
Paracon Holdings Ltd.	32,405	7,784
SAIC, Inc. (a)	866,101	16,403,953
WNS Holdings Ltd. sponsored ADR (a)	100	1,505
		126,756,092
Semiconductors & Semiconductor Equipment - 2.9%
Aixtron AG	242,300	8,151,887
Aixtron AG sponsored ADR	100	3,350
Cree, Inc. (a)	658	37,091
KLA-Tencor Corp.	100	3,616
Kontron AG	2,415,020	27,555,983
PMC-Sierra, Inc. (a)(d)	12,475,614	108,038,817
Richtek Technology Corp.	1,333,337	13,629,297
Samco, Inc.	120	2,899
Silicon Laboratories, Inc. (a)	100	4,834
Siliconware Precision Industries Co. Ltd. sponsored ADR (c)	5,214,973	36,556,961
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Varian Semiconductor Equipment Associates, Inc. (a)	100	$ 3,588
Veeco Instruments, Inc. (a)	172,047	5,684,433
		199,672,756
Software - 6.6%
Changyou.com Ltd. (A Shares) ADR	100	3,321
Citrix Systems, Inc. (a)	100	4,161
Computer Modelling Group Ltd.	100	1,431
Concur Technologies, Inc. (a)	100	4,275
DemandTec, Inc. (a)	67,942	595,851
ebix.com, Inc. (a)	100	4,883
Epicor Software Corp. (a)	711,865	5,424,411
Financial Technologies India Ltd.	78	2,260
Kingdee International Software Group Co. Ltd.	45,882,000	10,217,008
Longtop Financial Technologies Ltd. ADR (a)	4,261,208	157,749,920
MICROS Systems, Inc. (a)	100	3,103
NetSuite, Inc. (a)	100	1,598
PROS Holdings, Inc. (a)	100	1,035
Royalblue Group PLC	200	3,798
Salesforce.com, Inc. (a)	100	7,377
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(c)	3,536,934	186,078,098
Solera Holdings, Inc.	582,353	20,970,532
Tata Elxsi Ltd.	100	558
Ubisoft Entertainment SA (a)(c)	4,436,231	63,003,211
VanceInfo Technologies, Inc. ADR (a)	332,800	6,393,088
Yedang Online Corp. (a)	202,840	1,278,541
		451,748,460
TOTAL INFORMATION TECHNOLOGY		1,353,911,533
MATERIALS - 5.8%
Chemicals - 0.9%
Asian Paints India Ltd.	482	18,665
Ecolab, Inc.	100	4,458
FMC Corp.	436,907	24,361,934
Recticel SA	100	720
Sensient Technologies Corp.	1,586,468	41,724,108
		66,109,885
Construction Materials - 0.0%
CRH PLC	1	27

	Shares	Value
Containers & Packaging - 0.2%
Aptargroup, Inc.	100	$ 3,574
Ball Corp.	251,966	13,026,642
		13,030,216
Metals & Mining - 4.7%
Africa Cellular Towers Ltd. (a)	290,317	24,683
Agnico-Eagle Mines Ltd. (Canada)	265,500	14,383,724
Barrick Gold Corp.	440,600	17,386,643
Centerra Gold, Inc. (a)	469,400	4,825,127
Eldorado Gold Corp. (a)	6,697,600	95,110,829
Franco-Nevada Corp.	39,900	1,067,139
IAMGOLD Corp.	3,318,300	52,144,038
Inmet Mining Corp.	100	6,071
Kinross Gold Corp.	868,600	16,013,689
Lihir Gold Ltd.	3,500,494	10,313,365
Midas Holdings Ltd.	1,000	655
Minefinders Corp. Ltd. (a)(c)	1,317,300	13,653,831
Newcrest Mining Ltd.	2,406,929	76,384,307
Yamana Gold, Inc.	1,492,554	17,047,207
		318,361,308
Paper & Forest Products - 0.0%
Pope Resources, Inc. LP	100	2,460
TOTAL MATERIALS		397,503,896
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.5%
LG Dacom Corp.	111,840	1,749,907
Verizon Communications, Inc.	3,030,143	100,388,638
		102,138,545
Wireless Telecommunication Services - 0.0%
Vivo Participacoes SA sponsored ADR	167	5,177
TOTAL TELECOMMUNICATION SERVICES		102,143,722
UTILITIES - 0.2%
Independent Power Producers & Energy Traders - 0.1%
Calpine Corp. (a)	829,415	9,123,565
Multi-Utilities - 0.1%
Sempra Energy	128,900	7,215,822
Water Utilities - 0.0%
Cadiz, Inc. (a)	100	1,197
TOTAL UTILITIES		16,340,584
TOTAL COMMON STOCKS (Cost $5,260,090,409)		6,374,821,191
Investment Companies - 0.0%

Templeton Emerging Markets Income Fund (Cost $230,258)	23,300	335,287
Money Market Funds - 12.1%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (f)	444,790,230	$ 444,790,230
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(f)	377,379,238	377,379,238
TOTAL MONEY MARKET FUNDS (Cost $822,169,468)		822,169,468
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $6,082,490,135)		7,197,325,946
NET OTHER ASSETS - (5.6)%		(380,976,059)
NET ASSETS - 100%		$ 6,816,349,887
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $349,638 or 0.0% of net assets.

(f) Affiliated Fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the Fund at period end. A complete unaudited listing of the Fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,694,632
Fidelity Securities Lending Cash Central Fund	8,861,290
Total	$ 10,555,922
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Advance Auto Parts, Inc.	$ 13,460,000	$ 204,992,225	$ 4,173,567	$ 560,640	$ 220,594,829
Aeropostale, Inc.	55,532,120	-	108,902,208	-	-
AMAG Pharmaceuticals, Inc.	-	51,696,291	-	-	45,544,956
Bridgepoint Education, Inc.	-	46,237,299	3,240,611	-	40,930,221
Comtech Telecommunications Corp.	84,416,935	-	51,050,306	-	-
Formosa Epitaxy, Inc.	3,684,482	-	12,887,744	-	-
Fuel Systems Solutions, Inc.	40,714,128	13,520,719	17,531,193	-	55,476,749
Harvard Bioscience, Inc.	4,989,354	-	-	-	6,721,507
Hot Topic, Inc.	8,805,953	13,167,315	-	-	17,089,867
NetFlix, Inc.	145,464,826	-	-	-	268,348,294
Newpark Resources, Inc.	20,431,785	5,182,888	7,865,140	-	19,645,351
Parker Drilling Co.	11,849,739	7,358,283	19,936	-	30,759,760
PMC-Sierra, Inc.	20,832,050	74,050,207	7,974,022	-	108,038,817
PureCircle Ltd.	-	25,626,377	21,828,018	-	-
ResCare, Inc.	10,919,555	14,911,285	-	-	19,927,869
Sally Beauty Holdings, Inc.	32,867,932	18,399,292	-	-	71,793,804
Sensient Technologies Corp.	34,605,439	22,228,560	21,128,038	1,240,082	-
Total	$ 488,574,298	$ 497,370,741	$ 256,600,783	$ 1,800,722	$ 904,872,024
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,407,422,256	$ 1,338,607,414	$ 68,814,842	$ -
Consumer Staples	444,929,496	312,333,232	132,596,264	-
Energy	387,911,181	387,908,754	2,427	-
Financials	657,058,820	615,528,624	41,528,020	2,176
Health Care	1,144,558,205	1,108,641,452	35,916,753	-
Industrials	463,041,498	450,953,816	11,968,641	119,041
Information Technology	1,353,911,533	1,314,932,356	38,979,177	-
Materials	397,503,896	397,503,896	-	-
Telecommunication Services	102,143,722	100,393,815	-	1,749,907
Utilities	16,340,584	16,340,584	-	-
Investment Companies	335,287	335,287	-	-
Money Market Funds	822,169,468	822,169,468	-	-
Total Investments in Securities:	$ 7,197,325,946	$ 6,865,648,698	$ 329,806,124	$ 1,871,124
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 189,938
Total Realized Gain (Loss)	(1,767,642)
Total Unrealized Gain (Loss)	1,758,875
Cost of Purchases	87,435
Proceeds of Sales	(185,110)
Amortization/Accretion	-
Transfers in/out of Level 3	1,787,628
Ending Balance	$ 1,871,124
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ (35,812)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.5%
Cayman Islands	4.4%
China	3.5%
Canada	3.4%
Netherlands	2.6%
Japan	2.1%
India	2.0%
United Kingdom	1.9%
France	1.5%
Australia	1.1%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $1,490,202,634 of which $602,300,308 and $887,902,326 will expire on December 31, 2016 and 2017, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $364,912,603) - See accompanying schedule: Unaffiliated issuers (cost $4,503,689,463)	$ 5,470,284,454
Fidelity Central Funds (cost $822,169,468)	822,169,468
Other affiliated issuers (cost $756,631,204)	904,872,024
Total Investments (cost $6,082,490,135)		$ 7,197,325,946
Foreign currency held at value (cost $494,997)		494,254
Receivable for fund shares sold		4,414,645
Dividends receivable		5,641,793
Distributions receivable from Fidelity Central Funds		358,413
Prepaid expenses		28,766
Other receivables		194,499
Total assets		7,208,458,316

Liabilities
Payable for investments purchased	$ 715,824
Payable for fund shares redeemed	5,475,550
Accrued management fee	3,154,105
Distribution fees payable	1,058,345
Other affiliated payables	499,139
Other payables and accrued expenses	3,826,228
Collateral on securities loaned, at value	377,379,238
Total liabilities		392,108,429

Net Assets		$ 6,816,349,887
Net Assets consist of:
Paid in capital		$ 7,277,118,461
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,572,144,754)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,111,376,180
Net Assets		$ 6,816,349,887

Statement of Assets and Liabilities - continued

December 31, 2009

Initial Class: Net Asset Value, offering price and redemption price per share ($1,053,796,231 ÷ 41,261,707 shares)	$ 25.54

Service Class: Net Asset Value, offering price and redemption price per share ($688,508,598 ÷ 27,101,507 shares)	$ 25.40

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,840,547,087 ÷ 192,818,947 shares)	$ 25.10

Investor Class: Net Asset Value, offering price and redemption price per share ($233,497,971 ÷ 9,168,188 shares)	$ 25.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends (including $1,800,722 earned from other affiliated issuers)		$ 59,587,767
Interest		1,085,490
Income from Fidelity Central Funds (including $8,861,290 from security lending)		10,555,922
Total income		71,229,179

Expenses
Management fee	$ 32,767,839
Transfer agent fees	4,731,544
Distribution fees	10,964,460
Accounting and security lending fees	1,337,370
Custodian fees and expenses	512,990
Independent trustees' compensation	40,062
Registration fees	6,138
Audit	103,404
Legal	35,287
Miscellaneous	533,589
Total expenses before reductions	51,032,683
Expense reductions	(325,839)	50,706,844
Net investment income (loss)		20,522,335
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(322,542,654)
Other affiliated issuers	20,387,776
Capital gain distributions from Fidelity Central Funds	21,053
Foreign currency transactions	(142,541)
Total net realized gain (loss)		(302,276,366)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $3,448,616)	2,243,263,588
Assets and liabilities in foreign currencies	20,844
Total change in net unrealized appreciation (depreciation)		2,243,284,432
Net gain (loss)		1,941,008,066
Net increase (decrease) in net assets resulting from operations		$ 1,961,530,401

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,522,335	$ 26,822,190
Net realized gain (loss)	(302,276,366)	(1,220,793,087)
Change in net unrealized appreciation (depreciation)	2,243,284,432	(2,282,704,994)
Net increase (decrease) in net assets resulting from operations	1,961,530,401	(3,476,675,891)
Distributions to shareholders from net investment income	(30,094,832)	(21,746,451)
Distributions to shareholders from net realized gain	(30,793,750)	(1,220,206,564)
Total distributions	(60,888,582)	(1,241,953,015)
Share transactions - net increase (decrease)	(352,221,769)	1,119,979,992
Total increase (decrease) in net assets	1,548,420,050	(3,598,648,914)

Net Assets
Beginning of period	5,267,929,837	8,866,578,751
End of period (including undistributed net investment income of $0 and undistributed net investment income of $3,349,485, respectively)	$ 6,816,349,887	$ 5,267,929,837

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.43	$ 36.16	$ 34.77	$ 35.11	$ 30.18
Income from Investment Operations
Net investment income (loss) C	.12	.14	.21	.19	.16 F
Net realized and unrealized gain (loss)	7.26	(12.75)	4.80	3.93	5.28
Total from investment operations	7.38	(12.61)	5.01	4.12	5.44
Distributions from net investment income	(.15)	(.13)	(.33)	(.13)	-
Distributions from net realized gain	(.12)	(4.99)	(3.29)	(4.33)	(.51)
Total distributions	(.27) H	(5.12)	(3.62)	(4.46)	(.51)
Net asset value, end of period	$ 25.54	$ 18.43	$ 36.16	$ 34.77	$ 35.11
Total Return A,B	40.09%	(39.44)%	15.63%	12.70%	18.30%
Ratios to Average Net Assets D,G
Expenses before reductions	.68%	.68%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.67%	.68%	.69%
Expenses net of all reductions	.68%	.67%	.66%	.66%	.64%
Net investment income (loss)	.54%	.55%	.59%	.58%	.50% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,053,796	$ 809,243	$ 1,532,407	$ 1,352,385	$ 1,276,302
Portfolio turnover rate E	57%	145%	113%	149%	107%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.115 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.33	$ 35.98	$ 34.59	$ 34.95	$ 30.07
Income from Investment Operations
Net investment income (loss) C	.09	.12	.17	.16	.12 F
Net realized and unrealized gain (loss)	7.23	(12.68)	4.77	3.91	5.27
Total from investment operations	7.32	(12.56)	4.94	4.07	5.39
Distributions from net investment income	(.13)	(.10)	(.26)	(.10)	-
Distributions from net realized gain	(.12)	(4.99)	(3.29)	(4.33)	(.51)
Total distributions	(.25) H	(5.09)	(3.55)	(4.43)	(.51)
Net asset value, end of period	$ 25.40	$ 18.33	$ 35.98	$ 34.59	$ 34.95
Total Return A,B	39.96%	(39.51)%	15.49%	12.59%	18.20%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.78%	.76%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.76%	.78%	.79%
Expenses net of all reductions	.78%	.77%	.75%	.76%	.74%
Net investment income (loss)	.44%	.45%	.49%	.48%	.40% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 688,509	$ 573,499	$ 1,138,873	$ 1,091,396	$ 990,561
Portfolio turnover rate E	57%	145%	113%	149%	107%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.130 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 18.12	$ 35.63	$ 34.25	$ 34.67	$ 29.88
Income from Investment Operations
Net investment income (loss) C	.06	.08	.12	.11	.08 F
Net realized and unrealized gain (loss)	7.13	(12.53)	4.73	3.87	5.22
Total from investment operations	7.19	(12.45)	4.85	3.98	5.30
Distributions from net investment income	(.10)	(.07)	(.18)	(.07)	-
Distributions from net realized gain	(.12)	(4.99)	(3.29)	(4.33)	(.51)
Total distributions	(.21) H	(5.06)	(3.47)	(4.40)	(.51)
Net asset value, end of period	$ 25.10	$ 18.12	$ 35.63	$ 34.25	$ 34.67
Total Return A,B	39.75%	(39.61)%	15.34%	12.40%	18.02%
Ratios to Average Net Assets D,G
Expenses before reductions	.93%	.93%	.91%	.93%	.94%
Expenses net of fee waivers, if any	.93%	.93%	.91%	.93%	.94%
Expenses net of all reductions	.93%	.92%	.90%	.91%	.89%
Net investment income (loss)	.29%	.30%	.34%	.33%	.26% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,840,547	$ 3,721,868	$ 5,939,927	$ 4,701,583	$ 3,542,952
Portfolio turnover rate E	57%	145%	113%	149%	107%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.099 and distributions from net realized gain of $.115 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 18.38	$ 36.07	$ 34.69	$ 35.08	$ 31.81
Income from Investment Operations
Net investment income (loss) E	.10	.12	.17	.15	.07 H
Net realized and unrealized gain (loss)	7.24	(12.71)	4.78	3.93	3.20
Total from investment operations	7.34	(12.59)	4.95	4.08	3.27
Distributions from net investment income	(.13)	(.11)	(.28)	(.14)	-
Distributions from net realized gain	(.12)	(4.99)	(3.29)	(4.33)	-
Total distributions	(.25) K	(5.10)	(3.57)	(4.47)	-
Net asset value, end of period	$ 25.47	$ 18.38	$ 36.07	$ 34.69	$ 35.08
Total Return B,C,D	39.98%	(39.50)%	15.46%	12.59%	10.28%
Ratios to Average Net Assets F,J
Expenses before reductions	.78%	.77%	.78%	.80%	.86% A
Expenses net of fee waivers, if any	.78%	.77%	.78%	.80%	.86% A
Expenses net of all reductions	.78%	.76%	.77%	.78%	.80% A
Net investment income (loss)	.44%	.46%	.47%	.45%	.45% A,H
Supplemental Data
Net assets, end of period (000 omitted)	$ 233,498	$ 163,319	$ 255,371	$ 163,646	$ 50,760
Portfolio turnover rate G	57%	145%	113%	149%	107%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.25 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.115 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,514,854,857
Gross unrealized depreciation	(466,120,654)
Net unrealized appreciation (depreciation)	$ 1,048,734,203

Tax Cost	$ 6,148,591,743

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,157,118
Capital loss carryforwards	$ (1,490,202,634)
Net unrealized appreciation (depreciation)	$ 1,048,722,872

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 60,888,582	$ 349,417,151
Long-term Capital Gains	-	892,535,864
Total	$ 60,888,582	$ 1,241,953,015

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,070,339,879 and $3,700,124,061, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 611,459
Service Class 2	10,353,001
$ 10,964,460

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 699,924
Service Class	479,384
Service Class 2	3,217,455
Investor Class	334,781
$ 4,731,544

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,301 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,455 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $324,727 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,112.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 6,271,357	$ 5,464,109
Service Class	3,549,990	3,078,295
Service Class 2	19,070,763	12,335,314
Investor Class	1,202,722	868,733
Total	$ 30,094,832	$ 21,746,451

Annual Report

10. Distributions to Shareholders - continued

Years ended December 31,	2009	2008
From net realized gain
Initial Class	$ 4,689,594	$ 206,531,480
Service Class	3,100,928	153,533,231
Service Class 2	21,961,005	825,115,604
Investor Class	1,042,223	35,026,249
Total	$ 30,793,750	$ 1,220,206,564

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	7,166,529	6,860,401	$ 150,443,006	$ 173,479,709
Reinvestment of distributions	445,311	7,762,568	10,960,951	211,995,589
Shares redeemed	(10,268,520)	(13,087,697)	(204,652,246)	(310,728,896)
Net increase (decrease)	(2,656,680)	1,535,272	$ (43,248,289)	$ 74,746,402
Service Class
Shares sold	2,548,266	2,527,386	$ 54,796,072	$ 63,369,313
Reinvestment of distributions	272,572	5,749,302	6,650,918	156,611,526
Shares redeemed	(7,004,112)	(8,641,709)	(145,437,438)	(222,601,125)
Net increase (decrease)	(4,183,274)	(365,021)	$ (83,990,448)	$ (2,620,286)
Service Class 2
Shares sold	25,216,518	34,184,754	$ 526,868,634	$ 818,444,462
Reinvestment of distributions	1,704,510	31,025,325	41,031,768	837,450,918
Shares redeemed	(39,489,165)	(26,541,656)	(801,330,482)	(666,646,681)
Net increase (decrease)	(12,568,137)	38,668,423	$ (233,430,080)	$ 989,248,699
Investor Class
Shares sold	1,418,834	2,706,779	$ 31,541,539	$ 73,907,310
Reinvestment of distributions	91,446	1,317,060	2,244,945	35,894,982
Shares redeemed	(1,228,223)	(2,217,377)	(25,339,436)	(51,197,115)
Net increase (decrease)	282,057	1,806,462	$ 8,447,048	$ 58,605,177

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one unaffiliated shareholder was the owner of record of 25% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Mid Cap Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/2010	02/05/2010	$0.045
Service Class	02/05/2010	02/05/2010	$0.045
Service Class 2	02/05/2010	02/05/2010	$0.045
Investor Class	02/05/2010	02/05/2010	$0.045

Initial Class designates 100% and 73%; Service Class designates 100% and 80%; Service Class 2 designates 100% and 93%; and Investor Class designates 100% and 79%; of the dividends distributed in February 2009 and December 2009, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Mid Cap Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Mid Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of Service Class 2 ranked equal to its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-ANN-0210
1.735273.110

Fidelity® Variable Insurance Products:
Value Strategies Portfolio

Annual Report

December 31, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Life of fund A
VIP Value Strategies - Initial Class	57.59%	-0.57%	4.23%
VIP Value Strategies - Service Class B	57.40%	-0.67%	4.12%
VIP Value Strategies - Service Class 2 C	57.15%	-0.83%	4.04%
VIP Value Strategies - Investor Class D	57.51%	-0.67%	4.16%

A From February 20, 2002.

B Performance of Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance of Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on February 20, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: In 2009, most global markets saw both crippling lows and considerable highs. After a dismal start, the economy began to show signs of improvement, suggesting that a recovery was on the horizon. Credit markets began to heal as fiscal and monetary stimulus efforts around the world started to take effect, and corporate earnings staged an impressive rebound, fueled in large part by massive cost cutting. As a result, the flight to quality that marked most of 2008 and early 2009 shifted in March as investors flocked to riskier asset categories. The U.S. equity market, as measured by the bellwether Standard & Poor's 500SM Index and the blue-chip proxy Dow Jones Industrial AverageSM, reflected this changing environment, gaining 26.46% and 22.68%, respectively. Meanwhile, the technology-laden Nasdaq Composite® Index rose 45.32%. Foreign stocks also produced strong gains, as illustrated by the 31.93% jump of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. Emerging-markets stocks, which suffered their worst calendar-year performance ever in 2008, posted record returns this past year, with the MSCI Emerging Markets Index soaring 79.02%. A depreciating U.S. dollar helped bolster returns for U.S. investors in foreign equities.

Comments from Matthew Friedman, Portfolio Manager of VIP Value Strategies Portfolio: During the past year, the fund's shares significantly outperformed the 34.21% gain of the Russell Midcap® Value Index. (For specific portfolio results, please refer to the performance section of this report.) The largest boost to performance came from an underweighting and stock selection in financials, followed closely by stock picking in materials and industrials. Among financials, the fund's top performer was private-equity firm Fortress Investment Group, while a stake in commercial real estate broker CB Richard Ellis Group was a positive as well. Within materials, holdings in chemical manufacturers W.R. Grace & Co., Celanese and Solutia bolstered returns. Grace, the fund's top individual contributor, benefited from the resurgence of the high-yield bond market, increasing the likelihood that the company could use that market to help finance its emergence from bankruptcy. Elsewhere, overweighting technology was another positive, with ON Semiconductor leading the way. Overweighting consumer discretionary stocks and underweighting utilities also played a favorable role, although gains in the latter group were partially offset by a disappointing stake in Allegheny Energy. The fund also suffered from not owning strong-performing automaker and index component Ford Motor, which fared extremely well as the only one of the "Big Three" domestic automakers not to tap the federal government for bailout funds. Some poor choices among diversified financials hurt as well, notably UCBH Holdings and Bank of America. Several stocks I've mentioned were out-of-index positions, and some were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Initial Class	.74%
Actual		$ 1,000.00	$ 1,327.40	$ 4.34
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Service Class	.83%
Actual		$ 1,000.00	$ 1,327.70	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Service Class 2.98%
Actual		$ 1,000.00	$ 1,325.10	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,020.27	$ 4.99
Investor Class	.83%
Actual		$ 1,000.00	$ 1,328.30	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Southwestern Energy Co.	1.1	0.2
Black & Decker Corp.	1.1	0.3
Union Pacific Corp.	1.0	0.1
Wells Fargo & Co.	1.0	1.2
Denbury Resources, Inc.	1.0	1.0
Solutia, Inc.	0.9	0.5
CB Richard Ellis Group, Inc. Class A	0.9	0.8
Petrohawk Energy Corp.	0.9	0.7
Avnet, Inc.	0.8	0.6
ON Semiconductor Corp.	0.8	1.1
	9.5
Top Five Market Sectors as of December 31, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.0	21.7
Consumer Discretionary	18.2	19.5
Industrials	12.9	12.8
Information Technology	12.3	14.1
Health Care	9.9	8.6
Asset Allocation (% of fund's net assets)
As of December 31, 2009*		As of June 30, 2009**
	Stocks 99.8%		Stocks 100.2%
	Bonds 0.0%		Bonds 0.1%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets† (0.3)%
* Foreign investments	12.7%	** Foreign investments	13.8%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 17.7%
Auto Components - 1.4%
ArvinMeritor, Inc.	56,781	$ 634,812
BorgWarner, Inc.	19,800	657,756
Johnson Controls, Inc.	44,400	1,209,456
Tenneco, Inc. (a)	15,700	278,361
The Goodyear Tire & Rubber Co. (a)	103,620	1,461,042
		4,241,427
Automobiles - 0.6%
Harley-Davidson, Inc.	44,700	1,126,440
Thor Industries, Inc.	20,700	649,980
		1,776,420
Diversified Consumer Services - 0.6%
H&R Block, Inc.	63,300	1,431,846
Stewart Enterprises, Inc. Class A	70,900	365,135
		1,796,981
Hotels, Restaurants & Leisure - 3.3%
Ameristar Casinos, Inc.	42,500	647,275
Brinker International, Inc.	69,947	1,043,609
Denny's Corp. (a)	244,400	535,236
DineEquity, Inc. (a)(c)	29,500	716,555
McCormick & Schmick's Seafood Restaurants (a)	89,829	625,210
Starwood Hotels & Resorts Worldwide, Inc.	42,513	1,554,700
Vail Resorts, Inc. (a)(c)	25,494	963,673
WMS Industries, Inc. (a)	36,500	1,460,000
Wyndham Worldwide Corp.	117,800	2,376,026
		9,922,284
Household Durables - 3.9%
Black & Decker Corp.	49,300	3,196,119
Blyth, Inc.	8,800	296,736
Ethan Allen Interiors, Inc.	40,270	540,423
KB Home (c)	60,500	827,640
Lennar Corp. Class A	60,100	767,477
Mohawk Industries, Inc. (a)	31,900	1,518,440
Pulte Homes, Inc.	235,990	2,359,900
Standard Pacific Corp. (a)	35,800	133,892
Whirlpool Corp.	23,575	1,901,560
		11,542,187
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	141,800	1,537,112
Leisure Equipment & Products - 0.2%
Brunswick Corp.	39,900	507,129
Media - 2.2%
Cablevision Systems Corp. - NY Group Class A	45,465	1,173,906
DISH Network Corp. Class A	49,315	1,024,273
John Wiley & Sons, Inc. Class A	13,162	551,225
Jupiter Telecommunications Co.	324	320,761
Liberty Global, Inc. Class A (a)(c)	20,887	457,634

	Shares	Value
McGraw-Hill Companies, Inc.	66,099	$ 2,214,977
Time Warner Cable, Inc.	19,200	794,688
United Business Media Ltd.	19,600	147,106
		6,684,570
Specialty Retail - 4.2%
Advance Auto Parts, Inc.	41,700	1,688,016
Asbury Automotive Group, Inc. (a)	147,859	1,704,814
Big 5 Sporting Goods Corp.	35,100	603,018
Carphone Warehouse Group PLC	26,824	81,414
Casual Male Retail Group, Inc. (a)	145,792	339,695
Gymboree Corp. (a)	22,900	995,921
Jos. A. Bank Clothiers, Inc. (a)	18,442	778,068
Lowe's Companies, Inc.	43,100	1,008,109
MarineMax, Inc. (a)	99,457	914,010
OfficeMax, Inc. (a)	135,083	1,714,203
Sonic Automotive, Inc. Class A (sub. vtg.)	84,034	873,113
Staples, Inc.	60,000	1,475,400
Zale Corp. (a)(c)	91,644	249,272
		12,425,053
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc. (a)	74,400	1,793,784
Iconix Brand Group, Inc. (a)	57,700	729,905
		2,523,689
TOTAL CONSUMER DISCRETIONARY		52,956,852
CONSUMER STAPLES - 5.0%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	19,050	992,598
Constellation Brands, Inc. Class A (sub. vtg.) (a)	80,700	1,285,551
Dr Pepper Snapple Group, Inc.	53,000	1,499,900
		3,778,049
Food & Staples Retailing - 1.7%
BJ's Wholesale Club, Inc. (a)	28,000	915,880
CVS Caremark Corp.	47,900	1,542,859
Safeway, Inc.	98,000	2,086,420
Winn-Dixie Stores, Inc. (a)	71,170	714,547
		5,259,706
Food Products - 1.2%
Bunge Ltd.	27,100	1,729,793
Ralcorp Holdings, Inc. (a)	29,500	1,761,445
TreeHouse Foods, Inc. (a)	100	3,886
		3,495,124
Personal Products - 0.4%
Avon Products, Inc.	41,800	1,316,700
Tobacco - 0.4%
Lorillard, Inc.	14,800	1,187,404
TOTAL CONSUMER STAPLES		15,036,983
Common Stocks - continued
	Shares	Value
ENERGY - 9.0%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	35,100	$ 1,420,848
Exterran Holdings, Inc. (a)	21,600	463,320
Helmerich & Payne, Inc.	35,251	1,405,810
Patterson-UTI Energy, Inc.	73,700	1,131,295
Pride International, Inc. (a)	25,800	823,278
Smith International, Inc.	54,676	1,485,547
Weatherford International Ltd. (a)	65,400	1,171,314
		7,901,412
Oil, Gas & Consumable Fuels - 6.3%
Arch Coal, Inc.	35,700	794,325
Arena Resources, Inc. (a)	8,400	362,208
Concho Resources, Inc. (a)	27,428	1,231,517
Denbury Resources, Inc. (a)	197,142	2,917,702
InterOil Corp. (a)	3,300	253,473
Petrobank Energy & Resources Ltd. (a)	15,600	760,364
Petrohawk Energy Corp. (a)	110,741	2,656,677
Plains Exploration & Production Co. (a)	59,400	1,643,004
Range Resources Corp.	38,453	1,916,882
Southwestern Energy Co. (a)	68,213	3,287,857
Suncor Energy, Inc.	22,300	789,781
Ultra Petroleum Corp. (a)	37,900	1,889,694
Whiting Petroleum Corp. (a)	5,200	371,540
		18,875,024
TOTAL ENERGY		26,776,436
FINANCIALS - 19.8%
Capital Markets - 2.6%
Bank of New York Mellon Corp.	76,927	2,151,648
Charles Schwab Corp.	72,100	1,356,922
GCA Savvian Group Corp.	123	130,775
Morgan Stanley	40,400	1,195,840
Northern Trust Corp.	38,400	2,012,160
optionsXpress Holdings, Inc.	26,900	415,605
TD Ameritrade Holding Corp. (a)	23,900	463,182
		7,726,132
Commercial Banks - 6.2%
Associated Banc-Corp. (c)	118,700	1,306,887
CapitalSource, Inc.	333,472	1,323,884
Center Financial Corp.	27,750	127,650
China Citic Bank Corp. Ltd. Class H	804,000	680,532
Comerica, Inc.	52,300	1,546,511
Huntington Bancshares, Inc.	394,400	1,439,560
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	92,040	452,837
PNC Financial Services Group, Inc.	46,400	2,449,456
Regions Financial Corp.	209,367	1,107,551
SVB Financial Group (a)	21,785	908,217
U.S. Bancorp, Delaware	93,416	2,102,794

	Shares	Value
Wells Fargo & Co.	111,979	$ 3,022,313
Wilmington Trust Corp., Delaware (c)	166,214	2,051,081
		18,519,273
Consumer Finance - 0.6%
Capital One Financial Corp.	15,850	607,689
Discover Financial Services	78,966	1,161,590
		1,769,279
Diversified Financial Services - 1.3%
Bank of America Corp.	117,500	1,769,550
JPMorgan Chase & Co.	52,600	2,191,842
		3,961,392
Insurance - 5.2%
Allstate Corp.	7,000	210,280
Arch Capital Group Ltd. (a)	18,500	1,323,675
Conseco, Inc. (a)	121,600	608,000
Genworth Financial, Inc. Class A (a)	144,800	1,643,480
Lincoln National Corp.	42,500	1,057,400
MBIA, Inc. (a)(c)	95,598	380,480
Platinum Underwriters Holdings Ltd.	51,700	1,979,593
StanCorp Financial Group, Inc.	41,100	1,644,822
The First American Corp.	68,700	2,274,657
Unum Group	84,600	1,651,392
Validus Holdings Ltd.	58,858	1,585,635
XL Capital Ltd. Class A	61,088	1,119,743
		15,479,157
Real Estate Investment Trusts - 1.8%
CBL & Associates Properties, Inc.	131,219	1,268,888
Corporate Office Properties Trust (SBI)	19,700	721,611
Developers Diversified Realty Corp.	85,512	791,841
Kite Realty Group Trust	124,100	505,087
SL Green Realty Corp.	34,700	1,743,328
U-Store-It Trust	46,727	342,042
		5,372,797
Real Estate Management & Development - 2.1%
Avatar Holdings, Inc. (a)	16,100	273,861
CB Richard Ellis Group, Inc. Class A (a)	196,929	2,672,327
Forest City Enterprises, Inc. Class A	63,000	742,140
Forestar Group, Inc. (a)	11,184	245,824
Jones Lang LaSalle, Inc.	30,000	1,812,000
The St. Joe Co. (a)(c)	25,000	722,250
		6,468,402
TOTAL FINANCIALS		59,296,432
HEALTH CARE - 9.9%
Biotechnology - 0.8%
Biogen Idec, Inc. (a)	23,400	1,251,900
Clinical Data, Inc. (a)(c)	14,100	257,466
OREXIGEN Therapeutics, Inc. (a)(c)	97,400	724,656
		2,234,022
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.0%
AGA Medical Holdings, Inc.	2,100	$ 31,017
Beckman Coulter, Inc.	11,500	752,560
C. R. Bard, Inc.	23,000	1,791,700
Cooper Companies, Inc. (c)	41,381	1,577,444
Covidien PLC	37,350	1,788,692
Cyberonics, Inc. (a)	10,400	212,576
Hospira, Inc. (a)	29,000	1,479,000
Orthofix International NV (a)	28,700	888,839
Syneron Medical Ltd. (a)	44,200	461,890
		8,983,718
Health Care Providers & Services - 3.5%
Aetna, Inc.	29,900	947,830
Brookdale Senior Living, Inc. (a)	73,562	1,338,093
CIGNA Corp.	55,300	1,950,431
DaVita, Inc. (a)	5,100	299,574
Emeritus Corp. (a)(c)	108,241	2,029,519
Health Net, Inc. (a)	30,386	707,690
Henry Schein, Inc. (a)	25,642	1,348,769
Laboratory Corp. of America Holdings (a)	10,900	815,756
Universal Health Services, Inc. Class B	36,286	1,106,723
		10,544,385
Life Sciences Tools & Services - 0.7%
Life Technologies Corp. (a)	24,500	1,279,635
PerkinElmer, Inc.	45,600	938,904
		2,218,539
Pharmaceuticals - 1.9%
Ardea Biosciences, Inc. (a)	21,900	306,600
Cadence Pharmaceuticals, Inc. (a)(c)	92,877	898,121
King Pharmaceuticals, Inc. (a)	116,442	1,428,743
Salix Pharmaceuticals Ltd. (a)	29,900	759,460
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,300	1,028,094
ViroPharma, Inc. (a)	106,100	890,179
XenoPort, Inc. (a)	17,000	315,520
		5,626,717
TOTAL HEALTH CARE		29,607,381
INDUSTRIALS - 12.9%
Aerospace & Defense - 0.9%
DigitalGlobe, Inc.	60,800	1,471,360
GeoEye, Inc. (a)	26,800	747,184
Heico Corp. Class A	5,900	212,164
Raytheon Co.	4,510	232,355
		2,663,063

	Shares	Value
Building Products - 1.3%
Masco Corp.	123,700	$ 1,708,297
Owens Corning (a)	85,689	2,197,066
		3,905,363
Commercial Services & Supplies - 1.5%
Cenveo, Inc. (a)	32,337	282,949
Cintas Corp.	17,900	466,295
Consolidated Graphics, Inc. (a)	36,072	1,263,241
R.R. Donnelley & Sons Co.	27,300	607,971
Republic Services, Inc.	61,320	1,735,969
The Brink's Co.	3,800	92,492
Viad Corp.	6,300	129,969
		4,578,886
Construction & Engineering - 1.0%
Fluor Corp.	22,900	1,031,416
Granite Construction, Inc.	23,400	787,644
MYR Group, Inc. (a)	60,100	1,086,608
		2,905,668
Electrical Equipment - 0.3%
SunPower Corp. Class B (a)	48,700	1,020,265
Industrial Conglomerates - 0.7%
Rheinmetall AG	9,400	602,089
Textron, Inc.	72,513	1,363,970
		1,966,059
Machinery - 3.6%
AGCO Corp. (a)	25,100	811,734
Altra Holdings, Inc. (a)	43,870	541,795
Blount International, Inc. (a)	77,800	785,780
Commercial Vehicle Group, Inc. (a)	67,071	401,755
Cummins, Inc.	29,000	1,329,940
Deere & Co.	20,550	1,111,550
GEA Group AG	14,211	316,571
Ingersoll-Rand Co. Ltd.	46,800	1,672,632
Navistar International Corp. (a)	41,000	1,584,650
Timken Co.	41,100	974,481
Vallourec SA	6,395	1,163,194
		10,694,082
Marine - 0.2%
Ultrapetrol (Bahamas) Ltd. (a)	148,247	705,656
Professional Services - 1.1%
Experian PLC	97,470	968,786
Monster Worldwide, Inc. (a)(c)	112,300	1,954,020
Randstad Holdings NV (a)	5,395	269,559
		3,192,365
Road & Rail - 2.0%
Con-way, Inc.	47,755	1,667,127
Contrans Group, Inc. Class A	25,500	169,895
Saia, Inc. (a)	46,800	693,576
Saia, Inc. (a)(f)	22,430	299,171
Union Pacific Corp.	48,400	3,092,760
		5,922,529
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Yamazen Co. Ltd.	66,400	$ 235,222
Transportation Infrastructure - 0.2%
Macquarie Infrastructure Co. LLC	58,800	722,064
TOTAL INDUSTRIALS		38,511,222
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 0.8%
CommScope, Inc. (a)	4,500	119,385
Comverse Technology, Inc. (a)	103,400	977,130
Juniper Networks, Inc. (a)	50,200	1,338,834
		2,435,349
Computers & Peripherals - 0.5%
NCR Corp. (a)	127,006	1,413,577
Electronic Equipment & Components - 3.9%
Agilent Technologies, Inc. (a)	61,800	1,920,126
Anixter International, Inc. (a)	22,820	1,074,822
Avnet, Inc. (a)	85,139	2,567,792
Bell Microproducts, Inc. (a)	246,115	873,708
Digital China Holdings Ltd. (H Shares)	372,000	495,213
Ingram Micro, Inc. Class A (a)	113,123	1,973,996
Itron, Inc. (a)	5,730	387,176
Molex, Inc.	28,740	619,347
Tyco Electronics Ltd.	68,850	1,690,268
		11,602,448
Internet Software & Services - 0.7%
NetEase.com, Inc. sponsored ADR (a)	7,900	297,119
VeriSign, Inc. (a)	75,953	1,841,101
		2,138,220
IT Services - 1.6%
Affiliated Computer Services, Inc. Class A (a)	28,300	1,689,227
Fidelity National Information Services, Inc.	77,740	1,822,226
Hewitt Associates, Inc. Class A (a)	27,139	1,146,894
		4,658,347
Semiconductors & Semiconductor Equipment - 2.7%
ASML Holding NV (NY Shares)	22,709	774,150
Lam Research Corp. (a)	61,900	2,427,099
LTX-Credence Corp. (a)	169,015	300,847
MEMC Electronic Materials, Inc. (a)	44,400	604,728
National Semiconductor Corp.	36,200	556,032
ON Semiconductor Corp. (a)	282,391	2,487,865
Verigy Ltd. (a)	63,773	820,759
		7,971,480
Software - 2.1%
Ariba, Inc. (a)	92,412	1,156,998
BMC Software, Inc. (a)	31,700	1,271,170
Epicor Software Corp. (a)	188,417	1,435,738

	Shares	Value
Gameloft (a)	184,643	$ 933,135
Mentor Graphics Corp. (a)	104,976	926,938
Novell, Inc. (a)	173,600	720,440
		6,444,419
TOTAL INFORMATION TECHNOLOGY		36,663,840
MATERIALS - 7.4%
Chemicals - 3.9%
Albemarle Corp.	49,800	1,811,226
Calgon Carbon Corp. (a)	1,922	26,716
Celanese Corp. Class A	69,822	2,241,286
CF Industries Holdings, Inc.	3,300	299,574
Clariant AG (Reg.) (a)	10,390	122,619
Dow Chemical Co.	28,300	781,929
Ferro Corp.	107,900	889,096
Solutia, Inc. (a)	210,664	2,675,433
W.R. Grace & Co. (a)	75,572	1,915,750
Wacker Chemie AG	4,729	826,786
		11,590,415
Construction Materials - 0.3%
HeidelbergCement AG	14,550	1,004,655
Containers & Packaging - 0.6%
Owens-Illinois, Inc. (a)	31,730	1,042,965
Rexam PLC	164,300	771,640
		1,814,605
Metals & Mining - 2.2%
Compass Minerals International, Inc.	25,000	1,679,750
Freeport-McMoRan Copper & Gold, Inc.	6,800	545,972
Globe Specialty Metals, Inc. (Reg. S) (a)	109,855	1,032,637
Gulf Resources, Inc. (a)	19,663	229,271
Gulf Resources, Inc. (a)(f)	54,910	576,226
Newcrest Mining Ltd.	61,946	1,965,867
RTI International Metals, Inc. (a)	24,500	616,665
		6,646,388
Paper & Forest Products - 0.4%
Weyerhaeuser Co.	28,200	1,216,548
TOTAL MATERIALS		22,272,611
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.9%
Global Crossing Ltd. (a)	145,243	2,069,713
Qwest Communications International, Inc.	153,200	644,972
		2,714,685
Wireless Telecommunication Services - 0.3%
Sprint Nextel Corp. (a)	231,800	848,388
TOTAL TELECOMMUNICATION SERVICES		3,563,073
Common Stocks - continued
	Shares	Value
UTILITIES - 3.9%
Electric Utilities - 1.6%
Allegheny Energy, Inc.	44,873	$ 1,053,618
American Electric Power Co., Inc.	48,900	1,701,231
FirstEnergy Corp.	47,035	2,184,776
		4,939,625
Gas Utilities - 0.7%
Questar Corp.	34,800	1,446,636
Xinao Gas Holdings Ltd.	206,000	527,400
		1,974,036
Independent Power Producers & Energy Traders - 0.8%
AES Corp.	100,792	1,341,542
Constellation Energy Group, Inc.	29,200	1,026,964
		2,368,506
Multi-Utilities - 0.8%
Alliant Energy Corp.	14,700	444,822
CMS Energy Corp.	133,000	2,082,780
		2,527,602
TOTAL UTILITIES		11,809,769
TOTAL COMMON STOCKS (Cost $288,561,717)		296,494,599
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SandRidge Energy, Inc. 8.50% (a)(d)	900	127,422
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp.	38,400	572,928
TOTAL CONVERTIBLE PREFERRED STOCKS		700,350
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Fiat SpA (a)	157,258	1,350,831
TOTAL PREFERRED STOCKS (Cost $2,039,756)		2,051,181
Nonconvertible Bonds - 0.0%
	Principal Amount	Value
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OPTI Canada, Inc.:
7.875% 12/15/14	$ 10,000	$ 8,200
8.25% 12/15/14	5,000	4,138
		12,338
TOTAL NONCONVERTIBLE BONDS (Cost $9,267)		12,338
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.16% (e)	585,944	585,944
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(e)	9,182,375	9,182,375
TOTAL MONEY MARKET FUNDS (Cost $9,768,319)		9,768,319
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $300,379,059)	308,326,437
NET OTHER ASSETS - (3.1)%	(9,270,419)
NET ASSETS - 100%	$ 299,056,018
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $127,422 or 0.0% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $875,397 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Gulf Resources, Inc.	12/11/09	$ 466,735
Saia, Inc.	12/22/09	$ 257,945
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,587
Fidelity Securities Lending Cash Central Fund	84,933
Total	$ 88,520
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,307,683	$ 53,986,922	$ 320,761	$ -
Consumer Staples	15,036,983	15,036,983	-	-
Energy	26,903,858	26,776,436	127,422	-
Financials	59,869,360	59,058,053	811,307	-
Health Care	29,607,381	29,607,381	-	-
Industrials	38,511,222	37,976,829	534,393	-
Information Technology	36,663,840	36,168,627	495,213	-
Materials	22,272,611	21,696,385	576,226	-
Telecommunication Services	3,563,073	3,563,073	-	-
Utilities	11,809,769	11,282,369	527,400	-
Corporate Bonds	12,338	-	12,338	-
Money Market Funds	9,768,319	9,768,319	-	-
Total Investments in Securities:	$ 308,326,437	$ 304,921,377	$ 3,405,060	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 190,937
Total Realized Gain (Loss)	(410,058)
Total Unrealized Gain (Loss)	297,366
Cost of Purchases	425,890
Proceeds of Sales	(504,135)
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Bermuda	2.9%
Canada	1.4%
Ireland	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.2%
100.0%
Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $128,740,821 of which $78,241,343 and $50,499,478 will expire on December 31, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending December 31, 2010 approximately $4,185,350 of losses recognized during the period November 1, 2009 to December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009
Assets
Investment in securities, at value (including securities loaned of $8,839,965) - See accompanying schedule: Unaffiliated issuers (cost $290,610,740)	$ 298,558,118
Fidelity Central Funds (cost $9,768,319)	9,768,319
Total Investments (cost $300,379,059)		$ 308,326,437
Cash		16,800
Receivable for investments sold		3,777,907
Receivable for fund shares sold		191,017
Dividends receivable		220,957
Interest receivable		53
Distributions receivable from Fidelity Central Funds		1,696
Prepaid expenses		1,256
Other receivables		9,274
Total assets		312,545,397

Liabilities
Payable for investments purchased	$ 3,625,691
Payable for fund shares redeemed	421,685
Accrued management fee	137,560
Distribution fees payable	31,492
Other affiliated payables	29,198
Other payables and accrued expenses	61,378
Collateral on securities loaned, at value	9,182,375
Total liabilities		13,489,379

Net Assets		$ 299,056,018
Net Assets consist of:
Paid in capital		$ 427,668,945
Undistributed net investment income		417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(136,560,726)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,947,382
Net Assets		$ 299,056,018

Statement of Assets and Liabilities - continued

December 31, 2009
Initial Class: Net Asset Value, offering price and redemption price per share ($76,478,736 ÷ 9,895,001 shares)	$ 7.73

Service Class: Net Asset Value, offering price and redemption price per share ($33,532,782 ÷ 4,349,678 shares)	$ 7.71

Service Class 2: Net Asset Value, offering price and redemption price per share ($139,458,479 ÷ 17,937,695 shares)	$ 7.77

Investor Class: Net Asset Value, offering price and redemption price per share ($49,586,021 ÷ 6,441,466 shares)	$ 7.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2009
Investment Income
Dividends		$ 2,948,757
Interest		25,424
Income from Fidelity Central Funds		88,520
Total income		3,062,701

Expenses
Management fee	$ 1,309,959
Transfer agent fees	229,982
Distribution fees	293,002
Accounting and security lending fees	92,104
Custodian fees and expenses	63,491
Independent trustees' compensation	1,550
Registration fees	359
Audit	61,022
Legal	1,278
Miscellaneous	20,664
Total expenses before reductions	2,073,411
Expense reductions	(26,848)	2,046,563
Net investment income (loss)		1,016,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,146,443)
Foreign currency transactions	(44,349)
Total net realized gain (loss)		(34,190,792)
Change in net unrealized appreciation (depreciation) on: Investment securities	139,018,192
Assets and liabilities in foreign currencies	47,894
Total change in net unrealized appreciation (depreciation)		139,066,086
Net gain (loss)		104,875,294
Net increase (decrease) in net assets resulting from operations		$ 105,891,432

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,016,138	$ 2,511,060
Net realized gain (loss)	(34,190,792)	(95,896,025)
Change in net unrealized appreciation (depreciation)	139,066,086	(116,672,399)
Net increase (decrease) in net assets resulting from operations	105,891,432	(210,057,364)
Distributions to shareholders from net investment income	(793,911)	(2,064,359)
Distributions to shareholders from net realized gain	-	(75,949,524)
Distributions to shareholders from tax return of capital	(326,764)	-
Total distributions	(1,120,675)	(78,013,883)
Share transactions - net increase (decrease)	5,482,449	(4,671,196)
Total increase (decrease) in net assets	110,253,206	(292,742,443)

Net Assets
Beginning of period	188,802,812	481,545,255
End of period (including undistributed net investment income of $417 and distributions in excess of net investment income of $349,373, respectively)	$ 299,056,018	$ 188,802,812

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 4.93	$ 12.57	$ 13.47	$ 14.01	$ 14.13
Income from Investment Operations
Net investment income (loss) C	.03	.07	.06	.09	.07
Net realized and unrealized gain (loss)	2.81	(5.52)	.71	1.89	.28
Total from investment operations	2.84	(5.45)	.77	1.98	.35
Distributions from net investment income	(.03)	(.07)	(.15)	(.08)	-
Distributions from net realized gain	-	(2.13)	(1.52)	(2.44)	(.47)
Tax return of capital	(.01)	-	-	-	-
Total distributions	(.04)	(2.19) G	(1.67)	(2.52)	(.47)
Net asset value, end of period	$ 7.73	$ 4.93	$ 12.57	$ 13.47	$ 14.01
Total Return A, B	57.59%	(51.12)%	5.64%	16.33%	2.66%
Ratios to Average Net Assets D, F
Expenses before reductions	.75%	.74%	.70%	.73%	.72%
Expenses net of fee waivers, if any	.75%	.74%	.70%	.73%	.72%
Expenses net of all reductions	.74%	.74%	.70%	.72%	.66%
Net investment income (loss)	.57%	.90%	.46%	.69%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,479	$ 52,414	$ 131,665	$ 130,035	$ 144,685
Portfolio turnover rate E	172%	138%	197%	183%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.19 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Service Class

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 4.92	$ 12.54	$ 13.42	$ 13.97	$ 14.09
Income from Investment Operations
Net investment income (loss) C	.03	.07	.05	.07	.06
Net realized and unrealized gain (loss)	2.79	(5.51)	.71	1.89	.27
Total from investment operations	2.82	(5.44)	.76	1.96	.33
Distributions from net investment income	(.02)	(.06)	(.12)	(.07)	-
Distributions from net realized gain	-	(2.13)	(1.52)	(2.44)	(.45)
Tax return of capital	(.01)	-	-	-	-
Total distributions	(.03)	(2.18) G	(1.64)	(2.51)	(.45)
Net asset value, end of period	$ 7.71	$ 4.92	$ 12.54	$ 13.42	$ 13.97
Total Return A, B	57.40%	(51.17)%	5.60%	16.20%	2.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.83%	.80%	.83%	.82%
Expenses net of fee waivers, if any	.84%	.83%	.80%	.83%	.82%
Expenses net of all reductions	.83%	.83%	.79%	.82%	.76%
Net investment income (loss)	.48%	.80%	.36%	.59%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,533	$ 21,294	$ 63,242	$ 66,109	$ 74,698
Portfolio turnover rate E	172%	138%	197%	183%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.18 per share is comprised of distributions from net investment income of $0.57 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 4.96	$ 12.62	$ 13.49	$ 14.02	$ 14.14
Income from Investment Operations
Net investment income (loss) C	.02	.05	.03	.05	.04
Net realized and unrealized gain (loss)	2.81	(5.54)	.70	1.91	.28
Total from investment operations	2.83	(5.49)	.73	1.96	.32
Distributions from net investment income	(.01)	(.05)	(.08)	(.05)	-
Distributions from net realized gain	-	(2.13)	(1.52)	(2.44)	(.44)
Tax return of capital	(.01)	-	-	-	-
Total distributions	(.02)	(2.17) G	(1.60)	(2.49)	(.44)
Net asset value, end of period	$ 7.77	$ 4.96	$ 12.62	$ 13.49	$ 14.02
Total Return A, B	57.15%	(51.28)%	5.36%	16.09%	2.43%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	.99%	.95%	.98%	.97%
Expenses net of fee waivers, if any	.99%	.99%	.95%	.98%	.97%
Expenses net of all reductions	.98%	.98%	.95%	.97%	.91%
Net investment income (loss)	.33%	.65%	.21%	.43%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,458	$ 85,974	$ 216,166	$ 215,401	$ 191,845
Portfolio turnover rate E	172%	138%	197%	183%	109%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.17 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $2.125 per share.

Financial Highlights - Investor Class

Years ended December 31,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 4.91	$ 12.53	$ 13.43	$ 14.00	$ 13.59
Income from Investment Operations
Net investment income (loss) E	.03	.07	.05	.07	.02
Net realized and unrealized gain (loss)	2.79	(5.51)	.70	1.89	.39
Total from investment operations	2.82	(5.44)	.75	1.96	.41
Distributions from net investment income	(.02)	(.06)	(.13)	(.09)	-
Distributions from net realized gain	-	(2.13)	(1.52)	(2.44)	-
Tax return of capital	(.01)	-	-	-	-
Total distributions	(.03)	(2.18) J	(1.65)	(2.53)	-
Net asset value, end of period	$ 7.70	$ 4.91	$ 12.53	$ 13.43	$ 14.00
Total Return B, C, D	57.51%	(51.20)%	5.53%	16.18%	3.02%
Ratios to Average Net Assets F, I
Expenses before reductions	.84%	.83%	.82%	.86%	.93% A
Expenses net of fee waivers, if any	.84%	.83%	.82%	.86%	.93% A
Expenses net of all reductions	.83%	.83%	.81%	.85%	.87% A
Net investment income (loss)	.48%	.81%	.35%	.55%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 49,586	$ 29,121	$ 70,472	$ 38,485	$ 8,360
Portfolio turnover rate G	172%	138%	197%	183%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $2.18 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $2.125 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 18, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds including the Fidelity Money Market Central Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 40,639,849
Gross unrealized depreciation	(36,326,611)
Net unrealized appreciation (depreciation)	$ 4,313,238

Tax Cost	$ 304,013,199

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (128,740,821)
Net unrealized appreciation (depreciation)	$ 4,313,242

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 793,911	$ 56,211,902
Long-term Capital Gains	-	21,801,981
Tax Return of Capital	326,764	-
Total	$ 1,120,675	$ 78,013,883

For the period ended December 31, 2009, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $404,320,322 and $398,226,799, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 26,810
Service Class 2	266,192
$ 293,002

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 53,940
Service Class	20,666
Service Class 2	86,359
Investor Class	69,017
$ 229,982

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,921 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,063 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $84,933.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,464 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $384.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2009	2008
From net investment income
Initial Class	$ 260,050	$ 703,108
Service Class	99,985	245,091
Service Class 2	291,084	770,754
Investor Class	142,792	345,406
Total	$ 793,911	$ 2,064,359
Tax return of capital
Initial Class	$ 107,035	$ -
Service Class	41,152	-
Service Class 2	119,806	-
Investor Class	58,771	-
Total	$ 326,764	$ -
From net realized gain
Initial Class	$ -	$ 20,733,448
Service Class	-	10,035,783
Service Class 2	-	33,658,172
Investor Class	-	11,522,121
Total	$ -	$ 75,949,524

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2009	2008	2009	2008
Initial Class
Shares sold	2,445,869	1,949,334	$ 15,207,151	$ 13,004,668
Reinvestment of distributions	50,120	2,381,610	367,085	21,436,556
Shares redeemed	(3,230,297)	(4,172,207)	(19,462,964)	(35,671,856)
Net increase (decrease)	(734,308)	158,737	$ (3,888,728)	$ (1,230,632)
Service Class
Shares sold	2,559,743	515,125	$ 16,221,105	$ 4,497,402
Reinvestment of distributions	19,371	1,136,439	141,137	10,280,874
Shares redeemed	(2,557,853)	(2,366,493)	(15,913,336)	(20,664,315)
Net increase (decrease)	21,261	(714,929)	$ 448,906	$ (5,886,039)
Service Class 2
Shares sold	6,409,706	2,919,602	$ 40,869,165	$ 21,803,271
Reinvestment of distributions	56,801	3,771,632	410,890	34,428,926
Shares redeemed	(5,851,653)	(6,497,468)	(35,855,673)	(55,744,051)
Net increase (decrease)	614,854	193,766	$ 5,424,382	$ 488,146
Investor Class
Shares sold	2,778,379	1,416,819	$ 17,827,008	$ 10,218,875
Reinvestment of distributions	27,667	1,319,547	201,563	11,867,527
Shares redeemed	(2,291,927)	(2,433,148)	(14,530,682)	(20,129,073)
Net increase (decrease)	514,119	303,218	$ 3,497,889	$ 1,957,329

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 40% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1994

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following classes qualifies for the dividends-received deduction for corporate shareholders:

	February	December
Initial Class	100%	100%
Service Class	100%	100%
Service Class 2	100%	100%
Investor Class	100%	100%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Strategies Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the fourth quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board reviewed the year-to-date performance of Initial Class through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2008 and the total expenses of Service Class 2 ranked above its competitive median for 2008. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPVS-ANN-0210
1.781994.107

Item 2. Code of Ethics

As of the end of the period, December 31, 2009, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Balanced Portfolio, Dynamic Capital Appreciation Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Strategies and Value Strategies Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$52,000	$-	$5,900	$-
Dynamic Capital Appreciation Portfolio	$34,000	$-	$5,600	$-
Growth & Income Portfolio	$44,000	$-	$5,600	$-
Growth Opportunities Portfolio	$43,000	$-	$4,800	$-
Growth Strategies Portfolio	$29,000	$-	$5,600	$-
Value Strategies Portfolio	$45,000	$-	$8,000	$-

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Balanced Portfolio	$48,000	$-	$4,600	$-
Dynamic Capital Appreciation Portfolio	$34,000	$-	$5,700	$-
Growth & Income Portfolio	$44,000	$-	$5,700	$-
Growth Opportunities Portfolio	$44,000	$-	$4,600	$-
Growth Strategies Portfolio	$29,000	$-	$5,700	$-
Value Strategies Portfolio	$34,000	$-	$5,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Mid Cap Portfolio (the "Fund"):

Services Billed by PwC

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$59,000	$-	$3,000	$5,900

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Mid Cap Portfolio	$57,000	$-	$3,600	$7,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$725,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$515,000	$225,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

Services Billed by PwC

	December 31, 2009A	December 31, 2007A
Audit-Related Fees	$2,655,000	$2,530,000B
Tax Fees	$-	$2,000
All Other Fees	$-	$- B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2009 A	December 31, 2007 A,B
PwC	$4,550,000	$3,095,000
Deloitte Entities	$1,275,000	$1,285,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 26, 2010